UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MFS CALIFORNIA MUNICIPAL FUND MFS HIGH INCOME MUNICIPAL TRUST MFS HIGH YIELD MUNICIPAL TRUST MFS INVESTMENT GRADE MUNICIPAL TRUST MFS MUNICIPAL INCOME TRUST
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MFS® CALIFORNIA MUNICIPAL FUND

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MUNICIPAL INCOME TRUST

500 Boylston Street, Boston, Massachusetts 02116

Notice of Special Meeting of Municipal Auction Rate Cumulative Preferred Shareholders

To be held on August 22, 2012

A Special Meeting of Municipal Auction Rate Cumulative Preferred Shareholders (“Preferred Shareholders”) of each of the above referenced trusts (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds”) will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on August 22, 2012, for the following purposes:

ITEM 1.	To amend each Trust’s bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), with Fitch, Inc. (“Fitch”) as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares (“ARPS”).

ITEM 2.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

It is anticipated that each Trust will hold its meeting simultaneously with each other Trust. Preferred Shareholders of each Trust will vote separately on each item.

Only a Trust’s Preferred Shareholders of record on July 2, 2012 will be entitled to receive notice of and to vote at that Trust’s Special Meeting of Preferred Shareholders or any adjournment(s) or postponement(s) thereof.

By order of the Board of Trustees
SUSAN S. NEWTON
Assistant Secretary and Assistant Clerk

July [    ], 2012

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOUR VOTING INSTRUCTIONS ARE RECEIVED BY 11:59 PM EASTERN TIME THE DAY PRIOR TO THE MEETING. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR EACH TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® CALIFORNIA MUNICIPAL FUND

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MUNICIPAL INCOME TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds” ) to be used at a Special Meeting of the Municipal Auction Rate Cumulative Preferred Shareholders (each a “Preferred Shareholder” and collectively, the “Preferred Shareholders”) of each Trust (each, a “Meeting”) to be held at 10:30 a.m. on August 22, 2012 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of Special Meeting of Municipal Auction Rate Cumulative Preferred Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, AST Fund Solutions, LLC, 100 Wall Street, 5th Floor, New York, NY 10005 (“AST”), or delivered at a Meeting. On July 2, 2012, the following number of Municipal Auction Rate Cumulative Preferred Shares (“ARPS”) were outstanding for each Trust:

Trust	# of ARPS Outstanding
MFS California Municipal Fund	978
MFS High Income Municipal Trust	3,900
MFS High Yield Municipal Trust	3,000
MFS Investment Grade Municipal Trust	1,950
MFS Municipal Income Trust	4,550

Preferred Shareholders of record at the close of business on July 2, 2012 will be entitled to one vote for each ARPS share held. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about July [    ], 2012. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by each Trust.

The Trusts have engaged AST to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $6,000 for all of the Trusts and may increase substantially in the event that any vote is contested or increased solicitation efforts are required. Should you have any questions about this proxy statement, please contact Warren Antler, of AST, at 212-400-2605, Monday through Friday, from 9 a.m. to 5 p.m. Eastern time, or at wantler@astfundsolutions.com.

Important Notice Regarding the Availability of Proxy Materials for the Meetings To Be Held on August 22, 2012.

The proxy statement is available at www.MFS.com by clicking on the Trust’s name under “Closed-End Funds” under the “Products and Performance” section of the MFS Web site. Directions to the Meetings in order to vote in person are available by telephoning toll-free (800) 225-2606. If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legacy Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

Summary of Items
Item No.	Item Description	Trust
1	To amend each Trust’s bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), with Fitch, Inc. (“Fitch”) as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares (“ARPS”).	MFS California Municipal Fund MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

ITEM 1 — PROPOSED AMENDMENTS TO EACH TRUST’S BYLAWS TO REPLACE S&P WITH FITCH AS A RATING AGENCY FOR THE TRUST’S ARPS.

As described in more detail below, the Board of Trustees of each Trust (each a “Board”) has approved amendments (the “Amendments”) to each Trust’s Bylaws (as defined below) that would replace S&P with Fitch as one of the two rating agencies (along with Moody’s Investors Service, Inc. (“Moody’s”)) that provide credit ratings for the Trust’s ARPS. The Board of each Trust has recommended that its Preferred Shareholders vote to approve the Amendments at their upcoming Meeting. A copy of the portion of the Bylaws of MFS Municipal Income Trust, comprised of the relevant sections of a Statement Creating Two Series of Municipal Auction Rate Cumulative Preferred Shares, marked to reflect the proposed Amendments, is included as Appendix A to this Proxy Statement, and a model copy of the relevant sections of the Bylaws, marked to reflect the proposed Amendments to the Bylaws of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust, is included as Appendix B to this Proxy Statement.

The Board of each Trust has approved the Amendments in connection with each Trust’s intention to conduct a voluntary tender offer (each a “Tender Offer”) for up to 100% of its ARPS and to replace the tendered ARPS and associated leverage with a new type of preferred shares that would be issued by the Trust, to be designated “Variable Rate Municipal Term Preferred Shares” (“VMTPS”).

Each Trust’s Tender Offer will be at a price equal to 95% of the ARPS’ per share liquidation preference of $25,000 ($23,750 per share) plus any unpaid dividends accrued through the expiration date of the Tender Offer. It is anticipated that each Trust’s Tender Offer will be conditioned upon a minimum of 70% of the Trust’s outstanding ARPS being tendered and the successful private placement of sufficient VMTPS, the proceeds of which will be used by the Trust to purchase the tendered ARPS. In addition, each Trust’s Tender Offer will be conditioned upon approval of this Proposal by the Trust’s Preferred Shareholders at their upcoming Meeting.

The full details of the ARPS Tender Offers will be provided in documents filed by the Trusts with the Securities and Exchange Commission.

Summary Description of the Amendments

The Statement Creating Two Series of Auction Rate Cumulative Preferred Shares of MFS Municipal Income Trust (the “MFS Municipal Income Trust Statement”) and, Article 12, Section 12.1 of the Bylaws of MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust (each “Bylaws”, and together with the MFS Municipal Income Trust Statement, the “Bylaws”), designate and specify the rights and preferences of the each Trust’s ARPS.

In accordance with the Bylaws of each Trust, each Trust’s ARPS currently receive credit ratings from S&P and Moody’s, each a nationally recognized statistical rating organization (an “NRSRO”). Each Trust’s ARPS have maintained the highest ratings from both S&P and Moody’s (a “AAA” and “Aaa” rating, respectively) since their initial issuance.

The ratings assigned by S&P (as well as by Moody’s) to a Trust’s ARPS bear on the dividend rates paid by the Trust to its Preferred Shareholders. The proposed Amendments would replace S&P with Fitch, also an NRSRO, as one of the two rating agencies that rate a Trust’s ARPS. If approved by Preferred Shareholders, the Amendments will take effect for a Trust, subject to the Board’s consideration of the rating to be assigned to the ARPS of the Trust by Fitch, as of the close of business on the date of the Special Meeting. If Preferred Shareholders do not approve the Amendments for a Trust, or if the Board of a Trust determines not to implement the Amendments, the Amendments will not take effect for the Trust and S&P will remain as a rating agency for the ARPS of the Trust.

S&P Asset Coverage Test. In connection with S&P’s ratings of the Trusts’ ARPS, the current Bylaws require each Trust to satisfy, among other tests, an S&P-specific asset coverage test with respect to its ARPS (“S&P Asset Coverage”). Satisfaction of S&P Asset Coverage generally requires a Trust to have eligible assets having in the aggregate a discounted value equal to or in excess of a “Municipal Preferred Basic Maintenance Amount.” Generally, the Municipal Preferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Trust’s preferred shares then outstanding (including ARPS) and (b) certain accrued and projected payment obligations of the Trust, including without limitation any accrued and projected dividends on its preferred shares then outstanding (including ARPS).

Each Trust’s Bylaws include S&P-specific guidelines for calculating discounted value for purposes of determining whether the S&P Asset Coverage test is satisfied. These guidelines specify discount factors that a Trust must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Trust’s eligible assets is at least equal to the Municipal Preferred Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the S&P guidelines, securities other than those enumerated by S&P are not eligible for inclusion in the calculation of the discounted value of the Trust’s portfolio. The S&P guidelines for calculating discounted value do not impose any limitations on the percentage of a Trust’s assets that may be invested in ineligible assets, and the amount of ineligible assets included in a Trust’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the S&P eligible assets included in the portfolio. Each Trust’s Bylaws include a substantially similar (but not identical) Moody’s-specific asset coverage test in connection with Moody’s ratings of the ARPS.

A Trust’s failure to satisfy S&P Asset Coverage gives rise to various consequences under its Bylaws, including prohibitions on declaring or paying common share dividends, and mandatory redemptions of ARPS by the Trust at their full liquidation preference in the event that non-compliance persists after a specified cure period.

ARPS Dividend Rate. The ARPS have complete priority over a Trust’s common shares as to distribution of assets. The terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a “maximum rate” calculated as a function of the ARPS’ then-current ratings and a reference interest rate as described below. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds across the U.S. industry, have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum rate. The Trusts expect that the ARPS will continue to pay dividends at the maximum rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning.

The “maximum rate” for the ARPS depends on the credit ratings assigned to such shares (currently by S&P and Moody’s) and on whether the Trust has designated a “special rate period.” The maximum rate for any regular rate period (i.e., (i) any rate period other than a special rate period or (ii) a period where the ARPS previously had a special rate period greater than 28 days, and a successful auction has not yet occurred following such special rate period) is the product of the reference rate and the applicable percentage of the rate multiple. The reference rate for a regular rate period is the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate. For these purposes, the “Taxable Equivalent of the Short-Term Municipal Bond Rate” generally refers to the interest rate equivalent to 90% of the S&P Kenny 30 day High Grade Index, adjusted for Federal income tax purposes, and the “‘AA’ Composite Commercial Paper Rate” for a regular rate period generally refers to the interest equivalent of the 30-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available by the Federal Reserve Bank of New York. The applicable percentage of the rate multiple for any regular rate period will be determined based on the credit ratings assigned to the ARPS by S&P and Moody’s on the auction date for such period. In addition, the rates may be further adjusted if the Trust has notified the auction agent of its intent to allocate any net capital gain or other income taxable for Federal income tax purposes to the ARPS prior to the auction.

The Amendments incorporate, in place of the current S&P criteria, ratings criteria issued by Fitch with respect to its ratings of debt and preferred stock issued by closed-end investment companies (the “Fitch Criteria”). Each Trust’s current Bylaws include the specifics of the S&P ratings criteria, including eligible asset definitions, discount factors, asset coverage test formulas and reporting requirements, within the defined terms and related provisions of the Bylaws themselves. The Amendments instead incorporate the Fitch Criteria in full by reference as Exhibit 1 to each Trust’s Bylaws and, through the use of defined terms and cross-references, look largely to the specifics and guidance provided in the Fitch Criteria for these purposes. In this regard, the Amendments contemplate interaction with Fitch for related interpretive guidance, including with respect to the treatment of securities or other assets which are not specifically referenced in the Fitch Criteria.1

Fitch Asset Coverage Tests. Generally, the Fitch Criteria include two separate asset coverage tests (together, “Fitch Asset Coverage”) which differ from the single Municipal Preferred Basic Maintenance Amount test currently applicable to S&P’s (as well as Moody’s) ratings of the ARPS. Under the Fitch Criteria, a Trust must satisfy both a “Fitch Total Overcollateralization Test” (“Fitch Total OC Test”) and a “Fitch Net Overcollateralization Test” (“Fitch Net OC Test”), in each case to be consistent with a AAA rating from Fitch, to satisfy Fitch Asset Coverage.

The Fitch Criteria define Fitch Total OC and Fitch Net OC as follows:

Fitch Total OC	=	Total Net Discounted Assets at MV*
Fitch Rated Liability + Other Liabilities Pari Passu and Senior to Rated Liability

*	Total net discounted assets at market value (MV) equal total portfolio assets at MV and accrued income, including assets held as collateral for other Fund liabilities, less current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as to-be-announced (TBA) securities, futures, forwards, among others), then discounted pursuant to the Fitch discount factors specified in the Fitch Criteria.

[1]

The Amendments provide that the Fitch asset coverage tests “shall be calculated … in accordance with the applicable formula and related guidance provided in the Fitch Criteria and by Fitch (including with respect to discount factors, if any, or other treatment to be applied with respect to securities or other assets held by the Trust which are not specifically referenced in the Fitch Criteria), and the good faith determinations of the Trust or its agents of the two Fitch asset coverage tests and related interpretations of the Fitch Criteria shall be conclusive and binding on all parties.”

Fitch Net OC	=	Available Net Discounted Assets*
Fitch Rated Liability + Other Liabilities That Are Pari Passu

*	Available net discounted assets equals total portfolio assets at MV and accrued income minus all assets that are either held as collateral for other Fund liabilities and/or subject to a first claim of a senior liability in the capital structure minus current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as TBA security rolls, futures, forwards, among others), then discounted pursuant to the Fitch discount factors specified in the Fitch Criteria.

Pursuant to the Amendments, Fitch Asset Coverage is satisfied if, as of a particular date or time, a Trust has sufficient asset coverage with respect to its ARPS such that the Trust satisfies both the (i) Fitch Total OC Test and the (ii) Fitch Net OC Test as of such date or time. The Fitch Total OC Test and the Fitch Net OC Test are satisfied if a Trust has Fitch Total OC and Fitch Net OC in excess of one-hundred percent (100%) pursuant to the applicable formula above.

Other key components of the Fitch Criteria as cited by Fitch include, among others, asset discount factors (used in part to calculate Fitch Total OC and Fitch Net OC), issuer and industry diversification and concentration thresholds and guidelines and inclusion of leverage and derivatives when calculating asset coverage for purposes of determining Fitch Asset Coverage.

Additional Amendments To The Bylaws. As noted above, under applicable provisions of each Trust’s current Bylaws, a Trust subjects itself to various consequences in the event that it fails to satisfy the S&P Asset Coverage, including prohibitions on declaring or paying common share dividends and mandatory ARPS redemptions following a cure period. The Amendments essentially retain these provisions and the related consequences from the current Bylaws. The provisions, however, have been revised to require satisfaction of both of the Fitch asset coverage tests under the Fitch Criteria (i.e., Fitch Net OC Test and Fitch Total OC Test) in place of the current S&P asset coverage test. The Amendments also replace ratings assigned by S&P with equivalent ratings assigned by Fitch for purposes of calculating the “maximum rate” of dividends payable to Preferred Shareholders as discussed above, but do not otherwise modify these provisions.

The Bylaws currently contain restrictions on the degree to which the Trust may engage in certain types of transactions, including the use of certain derivative instruments, and take other actions without written confirmation from S&P (as well as Moody’s) that its rating of the ARPS would not be impaired. The Amendments eliminate the application of these provisions to S&P and do not generally impose the specific restrictions with respect to Fitch’s ratings of the ARPS. The Amendments do, however, require such confirmation from Fitch before the Trust may issue additional ARPS or any class or series of shares ranking prior to or on a parity with the ARPS. Fitch has indicated its ratings of the ARPS need not be dependent on its confirmation of specific transactions or actions taken by a Trust, and instead should be based on a Trust’s observance of the Fitch Criteria taken as a whole. See Section 10 of Part I of the MFS Municipal Income Trust Statement and Section 10 of Part I of Article 12, Section 12.1 of the Bylaws for MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust for further details regarding the S&P restrictions.

The Amendments provide that a Trust may, but is not required to, amend or restate the Fitch Criteria, as well as any defined terms in the Bylaws, from time to time, through an amendment or restatement of Exhibit 1 of the Bylaws or otherwise, to reflect revised criteria issued by Fitch, by resolution of the Board of Trustees of the Trust and without shareholder approval.

A section of the Bylaws authorizes a Trust, at its option, to redeem the Trust’s outstanding ARPS of any series, in whole or in part, at a redemption price per share of $25,000 (the full liquidation preference) plus accumulated but unpaid dividends to the redemption date (an “Optional Redemption”). See Section 11(a) of Part I of the MFS Municipal Income Trust Statement and Section 11(a) of Part I of Article 12, Section 12.1 of the Bylaws for MFS California Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust. The Amendments eliminate a proviso in this section which specifies that an Optional Redemption of a portion of a series of ARPS may not be conducted “if after such partial redemption fewer than 500 shares of such series remain outstanding.”

The foregoing provides only a summary of key aspects of the Amendments and is qualified in its entirety by reference to the Trusts’ Bylaws, as they would be amended by the Amendments, included as Appendix A and Appendix B to this Proxy Statement, including the full Fitch Criteria attached as Exhibit 1 to the Bylaws.

Basis for the Boards’ Recommendation

Based on input and recommendations from MFS, the Board of each Trust has approved the proposed Amendments as being in the best interests of the Trusts and their shareholders, and recommends the same for approval by the Preferred Shareholders.

As noted above, the Trusts will purchase ARPS tendered in the Tender Offers with the proceeds of newly issued VMTPS, and the successful private placement of sufficient VMTPS is a condition to each Tender Offer being effected. It is expected that a condition to the purchaser’s agreement to purchase the Trusts’ VMTPS will be that the VMTPS be rated “AAA” by Fitch and “Aaa” to “Aa3” by Moody’s.

If less than 100% of a Trust’s ARPS are tendered in its Tender Offer, the Trust would continue after its Tender Offer with both ARPS and VMTPS outstanding. In that case, and in the absence of the Amendments and replacement of S&P with Fitch as a rating agency for ARPS for a Trust, the Trust would then have three separate rating agencies rating its outstanding preferred shares (i.e., S&P and Moody’s for ARPS and Fitch and Moody’s for VMTPS), each with ratings criteria and related requirements that differ in various respects. The Boards and MFS believe that having the same two rating agencies (Fitch and Moody’s) rate both ARPS and VMTPS would continue to provide adequate protections for remaining Preferred Shareholders, with the benefit of reducing expenses and administrative burdens to the Trusts that would be associated with ensuring compliance with three separate sets of ratings criteria for the Trusts’ outstanding preferred shares. The Boards and MFS also believe that observance of three separate sets of ratings criteria could unduly burden and restrict the efficient management of the Trusts’ portfolios, with potential adverse effects on the Trusts’ investment performance and returns for common shareholders.

The Boards took into account that Fitch is among the leading NRSROs in the industry, and currently provides ratings for preferred shares issued by approximately 215 U.S. registered closed-end investment companies representing approximately $17 billion in preferred share assets. They also took into account that Fitch substantially modified and updated its ratings criteria for closed-end fund preferred stock and debt in August 2009, with further updates in August 2011.

The Boards and MFS also took into account that, in August 2010, S&P issued a release requesting comments on proposed changes to its methodologies and assumptions for rating market value securities, including preferred shares issued by U.S. registered closed-end funds. Among other changes, S&P proposed more conservative criteria for stress testing of asset coverage for preferred shares, including greater market value “haircuts” and new industry concentration limits for fund holdings, and a six-month minimum liquidation period for certain asset types. To date, S&P has not indicated publicly when it may adopt the proposed changes or how they might be modified from those summarized in the August 2010 release.

MFS’ analysis of S&P’s proposed changes in reference to the Trusts’ current portfolios indicates that, if adopted as proposed, they would result in the ARPS of each Trust qualifying for a lower rating than their current “AAA” rating from S&P, in some cases qualifying for as low as a “BBB” rating. While it is unclear whether or when S&P might adopt the changes or, if so, whether or to what extent S&P would downgrade its ratings of any of the Trusts’ ARPS based on current investment processes, any such downgrades (depending on the extent) could result in a Trust paying dividends at higher maximum rates to its Preferred Shareholders, thereby increasing the costs of leverage to the Trust and reducing returns to the Trust’s common shareholders2 and/or modifications to a Trust’s investment processes that MFS would not otherwise effect.

[2]	The maximum rate payable to the Trusts’ ARPS, while the ARPS are rated AA3/AA- or higher is 110% of the higher of (i) the interest equivalent of a specified commercial paper rate or (ii) the taxable equivalent of a calculated short-term municipal bond rate. If the ARPS ratings are downgraded by S&P (or Moody’s) to anywhere in the single A category, the 110% multiplier increases to 125%, and if downgraded to anywhere in the BBB category, the multiplier increases to 150%.

The Boards and MFS believe that, in light of the uncertainty regarding the S&P proposals, and potential ARPS downgrades by S&P and possible resulting increases to the Trusts’ leverage expenses and/or changes to a Trust’s investment processes, replacing S&P with Fitch as a rating agency of the ARPS would be in the best interests of the Trusts.

The Boards and MFS also believe that the Amendments’ elimination of the proviso in the Bylaws prohibiting a partial Optional Redemption of a series of ARPS if fewer than 500 shares of such series would remain outstanding is in the best interests of the Trusts because the change would provide additional flexibility to the Trusts and management to partially decrease, but not eliminate, leverage obtained through ARPS based on a Trust’s then-current amount of leverage, portfolio holdings, market conditions and other factors.

Required Vote

With respect to each Trust, approval of this Proposal requires the affirmative vote of more than 50% of the Trust’s outstanding ARPS.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE FOR THE PROPOSED AMENDMENTS TO EACH TRUST’S BYLAWS TO REPLACE S&P WITH FITCH AS A RATING AGENCY FOR THE TRUST’S ARPS.

TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

Investment Adviser and Administrator

Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned (93.69% as of March 31, 2012) subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is a majority-owned (99.87% as of March 31, 2012) subsidiary of Sun Life Financial (U.S.) Investments LLC, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is a wholly-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“Sun Life U.S. Operations”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Global Investments, Inc., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial, Inc., 150 King Street West, Toronto, Canada MSH 1J9.

Interests of Certain Persons

Schedule A attached hereto sets forth, as of July 2, 2012, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust. The executive officers of each Trust individually and as a group own beneficially less than 1% of the outstanding shares of each Trust.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the proposed amendments to each Trust’s Bylaws to replace S&P with Fitch as a rating agency for the Trust’s ARPS.

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for Item 1, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the outstanding ARPS of MFS High Income Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. Thirty percent (30%) of the outstanding ARPS of MFS California Municipal Fund and MFS High Yield Municipal Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to Item 1, broker non-votes, abstentions and withholding authority to vote will have the effect of a vote against the proposal.

In accordance with the rules of the New York Stock Exchange, with respect to each Trust, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the Trust’s ARPS and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal that have been received from Preferred Shareholders of the Trust if (i) a minimum of 30% of the outstanding ARPS of the Trust have been voted by the Preferred Shareholders and (ii) less than 10% of the outstanding ARPS of the Trust have voted against such proposal.

Each Preferred Shareholder of a Trust is entitled to one vote for each ARPS share of the Trust that such shareholder owns of record at the close of business on July 2, 2012, on each matter on which the shareholder is entitled to vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, if any other matters properly come before the Meeting, it is each Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Submission of Proposals

Pursuant to each Trust’s Bylaws, only the matters specified in the Notice will be considered at the Meeting of Preferred Shareholders of each Trust.

Proposals of shareholders which are intended to be presented at the 2012 annual meeting of shareholders and included in the Trust’s proxy statement must have been received by the Trust by [        ], 2012. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2012 annual meeting of shareholders of each Trust without including the proposal in the Trust’s proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s Bylaws and Declaration of Trust by [        ], 2012, at the Trust’s principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2012 annual meeting of shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Additional Information

The Meeting of Preferred Shareholders of each Trust is called to be held at the same time as the Meetings of Preferred Shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any Preferred Shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Annual reports will be sent to shareholders of record of each Trust following each Trust’s fiscal year end. A copy of each Trust’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting Computershare Trust Company, each Trust’s transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by e-mail at mfs@computershare.com.

If you have any questions about this Proxy Statement or need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Warren Antler of AST, the Trust’s proxy solicitor, at 212-400-2605, Monday through Friday, from 9 a.m. to 5 p.m. Eastern time, or at wantler@astfundsolutions.com.

A copy of this Proxy Statement is also available at www.MFS.com by clicking on the Trust’s name under “Closed-End Funds” under the “Products and Performance” section of the MFS Web site. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

July [ ], 2012	MFS® CALIFORNIA MUNICIPAL FUND
MFS® HIGH INCOME MUNICIPAL TRUST
MFS® HIGH YIELD MUNICIPAL TRUST
MFS® INVESTMENT GRADE MUNICIPAL TRUST
MFS® MUNICIPAL INCOME TRUST

Schedule A

Interests of Certain Persons

As of July 2, 2012 , to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned

MFS California Municipal Fund	[TBU]	[TBU]	[TBU]	[TBU]

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

APPENDIX A

MFS MUNICIPAL INCOME TRUST

STATEMENT DATED DECEMBER 4, 2000

CREATING TWO SERIES OF MUNICIPAL AUCTION RATE

CUMULATIVE PREFERRED SHARES (“STATEMENT”)

WHEREAS the Board of Trustees of MFS Municipal Income Trust (the “Trust”) is expressly empowered pursuant to Section 6.1 of the Trust’s Declaration of Trust to authorize the issuance of shares of the Trust in one or more classes and series, with such preferences, powers, restrictions, limitations or qualifications as determined by the Board of Trustees and as set forth in the resolution or resolutions providing for the issuance of such preferred shares; and

WHEREAS the Board of Trustees has determined that it is in the best interests of the Trust to issue one or more series of preferred shares of the Trust.

NOW THEREFORE, the Board of Trustees does hereby authorize the issuance of two series of preferred shares, without par value, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), to be designated respectively: Municipal Auction Rate Cumulative Preferred Shares, Series T and Municipal Auction Rate Cumulative Preferred Shares, Series TH. The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the preferred shares are as follows:

PART I

DESIGNATION

SERIES T: A series of 2,800 preferred shares, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series T” and is referred to below as “Series T Municipal Preferred.” Each share of Series T Municipal Preferred shall be issued on December 7, 2000; have an Applicable Rate for its Initial Rate Period equal to 4.30% per annum; have an initial Dividend Payment Date of Wednesday, December 13, 2000; and have such other preferences, limitations and relative voting and other rights, in addition to those required by applicable law or set forth in the Trust’s Declaration of Trust, as are set forth in Part I and Part II of this Statement. Series T Municipal Preferred shall constitute a separate series of Municipal Preferred of the Trust.

SERIES TH: A series of 2,800 preferred shares, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series TH” and is referred to below as “Series TH Municipal Preferred.” Each share of Series TH Municipal Preferred shall be issued on December 7, 2000; have an Applicable Rate for its Initial Rate Period equal to 4.30% per annum; have an initial Dividend Payment Date of Friday, December 15, 2000; and have such other preferences, limitations and relative voting and other rights, in addition to those required by applicable law or set forth in the Trust’s Declaration of Trust, as are set forth in Part I and Part II of this Statement. Series TH Municipal Preferred shall constitute a separate series of Municipal Preferred of the Trust.

The Board of Trustees of the Trust may, in their discretion, authorize the issuance of one or more additional series of Municipal Preferred and may, in their discretion, increase the number of shares of any series of Municipal Preferred so long as such issuance is permitted by paragraph 5 of this Part I of this Statement.

1. DEFINITIONS. Unless the context or use indicates another or different meaning or intent, in Part I and Part II of this Statement the following terms have the following meanings, whether used in the singular or plural:

“‘AA’ Composite Commercial Paper Rate,” on any date for any Rate Period of shares of a series of Municipal Preferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given days’ maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1% of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

“Accountant’s Confirmation” shall have the meaning specified in paragraph 7(c) of this Part I of this Statement.

“Affiliate” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

“Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

~~“Anticipation Notes” shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs).~~

“Applicable Rate” shall have the meaning specified in paragraph 2(e)(i) of this Part I of this Statement.

“Auction” shall mean each periodic implementation of the Auction Procedures.

“Auction Agency Agreement” shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Municipal Preferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

“Auction Agent” shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with paragraph 6 of Part II of this Statement.

“Auction Date,” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

“Auction Procedures” shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

“Available Municipal Preferred” shall have the meaning specified in paragraph 3(a) of Part II of this Statement.

“Benchmark Rate” shall have the meaning specified in paragraph 3(c) of Part II of this Statement.

“Beneficial Owner” with respect to shares of a series of Municipal Preferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

“Bid” and “Bids” shall have the respective meanings specified in paragraph 1(a) of Part II of this Statement.

“Bidder” and “Bidders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

“Board of Trustees” shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

“Broker-Dealer” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

“Broker-Dealer Agreement” shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

“Business Day” shall mean a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

“By-laws” means the Amended and Restated By-laws of the Trust, as may be further amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commercial Paper Dealers” means ~~Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated~~Barclays PLC, J.P. Morgan & Co., HSBC PLC, Goldman Sachs & Co. and such other commercial paper dealer or dealers as the Trust may from time to time ~~appoint~~approve, or, in lieu of any thereof, their respective affiliates or successors.

“Common Shares” means the common shares of beneficial interest, without par value, of the Trust.

“Cure Date” shall have the meaning specified in paragraph 11(b) of this Part I of this Statement.

“Date of Original Issue” with respect to shares of a series of Municipal Preferred, shall mean the date on which the Trust originally issued such shares.

“Declaration” shall mean the Amended and Restated Declaration of Trust dated ~~November 6, 2000~~December 16, 2004 of the Trust, on file with the Secretary of The Commonwealth of Massachusetts and as hereafter restated or amended from time to time.

“Deposit Securities” shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of paragraph 11 of Part I of this Statement, such Municipal Obligations shall be considered “Deposit Securities” only if they are also rated P-1, MIG-1 or VMIG-1 by Moody’s.

“Discounted Value,” as of any Valuation Date, shall mean, ~~(i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)~~ (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the Market Value thereof divided by (2) the product of (A) the applicable Moody’s Discount Factor multiplied by (B) the sum of 1 plus the Moody’s Liquidity Factor; or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the product of (A) the applicable Moody’s Discount Factor multiplied by (B) the sum of 1 plus the Moody’s Liquidity Factor.

“Dividend Payment Date,” with respect to shares of a series of Municipal Preferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph 2(d) of Part I of this Statement.

“Dividend Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that the Dividend Periods for each of Series T Municipal Preferred and Series TH Municipal Preferred will never be co-extensive with the Dividend Period of the other series of Municipal Preferred unless the Trust has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of Municipal Preferred.

“Escrowed Bonds” means Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P/Moody’s legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating of AAA by S&P and a rating of Aaa by Moody’s, (iii) are not rated by S&P but have been determined to be legally defeased by Moody’s or not rated by Moody’s but have been determined to be legally defeased by S&P, or (iv) have been determined to be economically defeased by Moody’s and assigned a rating no lower than the rating that is Moody’s equivalent of S&P’s AAA rating or have been determined to be economically defeased by S&P and assigned a rating no lower than the rating that is S&P’s equivalent of Moody’s Aaa rating.

“Existing Holder,” with respect to shares of a series of Municipal Preferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

“Failure to Deposit,” with respect to shares of a series of Municipal Preferred, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any shares of such series after notice of redemption is mailed pursuant to paragraph 11(c) of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Federal Tax Rate Increase” shall have the meaning specified in the definition of “Moody’s Volatility Factor.”

“Fitch” means Fitch Ratings, part of the Fitch Group, which is a majority owned subsidiary of Fimalac, S.A., and any successor or successors thereto.

“Fitch Criteria” means the Closed-End Fund Criteria Report issued by Fitch entitled “Rating Closed-End Fund Debt and Preferred Stock” dated August 16, 2011 and attached to this Statement as Exhibit 1, which is hereby incorporated by reference into and made a part of this Statement. The Trust may, but is not required to, amend or restate the Fitch Criteria as well as any defined terms in this Statement that refer to or are based on the Fitch Criteria (including, without limitation, Fitch Municipal Preferred Asset Coverage, Fitch Municipal Preferred Asset Coverage Report, Fitch Net OC, Fitch Net OC Test, Fitch Total OC and Fitch Total OC Test) from time to time, through an amendment or restatement of this Statement, Exhibit 1 or otherwise, to reflect revised criteria issued by Fitch by resolution of the Board of Trustees of the Trust and without shareholder approval.

“Fitch Municipal Preferred Asset Coverage” means, as of a particular date or time, sufficient asset coverage with respect to shares of Municipal Preferred such that the Trust is satisfying both the (i) Fitch Total OC Test and the (ii) Fitch Net OC Test as of such date or time.

“Fitch Municipal Preferred Asset Coverage Report” means, with respect to Fitch Municipal Preferred Asset Coverage, a report including the information to be provided to Fitch as called for in the second bullet under “Information Used to Determine a Rating – Surveillance” in the Fitch Criteria.

“Fitch Net OC” has the meaning given to such term in the Fitch Criteria to be consistent with a AAA rating of the Municipal Preferred by Fitch, and shall be calculated with respect to the Trust in accordance with the applicable formula and related guidance provided in the Fitch

Criteria and by Fitch (including with respect to discount factors, if any, or other treatment to be applied with respect to securities or other assets held by the Trust which are not specifically referenced in the Fitch Criteria), and the good faith determinations of the Trust or its agents of the Fitch Net OC and related interpretations of the Fitch Criteria shall be conclusive and binding on all parties.

“Fitch Net OC Test” means an asset coverage test with respect to the Municipal Preferred that shall be satisfied as of a particular date or time if the Trust has Fitch Net OC in excess of one-hundred percent (100%) as of such date or time.

“Fitch Total OC” has the meaning given to such term in the Fitch Criteria to be consistent with a AAA rating of the Municipal Preferred by Fitch, and shall be calculated with respect to the Trust in accordance with the applicable formula and related guidance provided in the Fitch Criteria and by Fitch (including with respect to discount factors, if any, or other treatment to be applied with respect to securities or other assets held by the Trust which are not specifically referenced in the Fitch Criteria), and the good faith determinations of the Trust or its agents of Fitch Total OC and related interpretations of the Fitch Criteria at any time and from time to time shall be conclusive and binding on all parties.

“Fitch Total OC Test” means an asset coverage test with respect to the Municipal Preferred that shall be satisfied as of a particular date or time if the Trust has Fitch Total OC in excess of one-hundred percent (100%) as of such date or time.

“Gross-up Payment” in respect of any dividend means payment to a Holder of shares of a series of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such Holder’s after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the Holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

“Holder,” with respect to shares of a series of Municipal Preferred, shall mean the Registered Holder of such shares as the same appears on the record books of the Trust.

“Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Statement.

“Independent Accountant” shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

“Initial Margin” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

“Initial Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the Date of Original Issue for such series to but excluding the initial Dividend Payment Date for such series.

“Interest Equivalent” shall mean a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“Inverse Floater” shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as ~~S&P Eligible Assets and~~ Moody’s Eligible Assets ~~(and satisfy the issuer and size requirements of the definition of S&P Eligible Assets)~~, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity.

“Kenny Index” shall have the meaning set forth under the definition of “Taxable Equivalent of the Short-Term Municipal Bond Rate.”

“Liquidation Preference,” with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

“Market Value” of any asset of the Trust means the market value thereof determined by the Pricing Services. Market Value of any asset shall include any interest accrued thereon. The Pricing Services will use current industry standards to value portfolio securities. The Pricing Services may employ electronic data processing techniques or a matrix system, or both, to determine valuations. Futures contracts and options shall be valued at closing prices for such instruments established by the exchange or board of trade on which they are traded. Securities for which quotations are not readily available (“Internally Priced Securities”) shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

“Maximum Potential Gross-up Payment Liability,” as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

“Maximum Rate,” for shares of a series of Municipal Preferred on any Auction Date for shares of such series, shall mean:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Statement, the product of (A) the Reference

Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

(A) the dividend rate on shares of such series for the then-ending Rate Period; and

(B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

“Minimum Rate Period” shall mean any Rate Period consisting of 7 Rate Period Days.

“Moody’s” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Moody’s Discount Factor” shall mean, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody’s Exposure Period, in accordance with the table set forth below:

Rating Category

Exposure Period	Aaa*	Aa*	A*	Baa*	Other**	(V)MIG-1***	SP-1+****	Unrated*****

7 weeks	151%	159%	166%	173%	187%	136%	148%	225%

8 weeks or less but greater than seven weeks	154	161	168	176	190	137	149	231

9 weeks or less but greater than eight weeks	156	163	170	177	192	138	150	240

*	Moody’s rating.
**	Municipal Obligations not rated by Moody’s but rated BBB by S&P.
***	Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
****	Municipal Obligations not rated by Moody’s but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
*****	Municipal Obligations rated less than Baa3 by Moody’s or less than BBB by S&P or not rated by Moody’s or S&P.

Notwithstanding the foregoing, (i) the Moody’s Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody’s Discount Factor will be applied to cash or futures, options and similar instruments (to the extent such securities are Moody’s Eligible Assets); provided, however, that for purposes of determining the Moody’s Discount Factor applicable to a Municipal Obligation, any Municipal Obligation (excluding any short-term Municipal Obligation) not rated by Moody’s but rated by S&P shall be deemed to have a Moody’s rating which is one full rating category lower than its S&P rating.

“Moody’s Eligible Asset” shall mean trade date cash, futures, options, U.S. Government Securities (which are valued for the purposes of meeting the Municipal Preferred Basic Maintenance Amount without application of any discount factor), and similar instruments (other than Inverse Floaters) or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody’s rating, if applicable, suspended by Moody’s, (iii) is part of an issue of Municipal Obligations of at least $10,000,000 (including Escrowed Bonds that are legally defeased), and (iv) is not subject to a covered call or a covered put option written by the Trust. These eligible assets are valued or accounted for on a trade date basis assuming normal settlement for the Municipal Market. Municipal Obligations issued by any one issuer (excluding escrowed bonds) and not rated by Moody’s or rated lower than Baa3 by Moody’s and not rated by S&P or rated lower than BBB by S&P (“Unrated Moody’s Municipal Obligations”), together with any Municipal Obligations issued by the same issuer and rated BBB by S&P may comprise no more than 4% of total Moody’s Eligible Assets; such BBB-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody’s or A by S&P may comprise no more than 6% of total Moody’s Eligible Assets; such BBB, Baa and A rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody’s or AA by S&P, may comprise no more than 10% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody’s or AAA by S&P, may comprise no more than 20% of total Moody’s Eligible Assets. For purposes of the foregoing sentence, any Municipal

Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third-party credit is the sole determinant of the rating on such Municipal Obligations. Municipal Obligations issued by issuers located within a single state or territory (excluding escrowed bonds) and not rated by Moody’s or rated lower than Baa3 by Moody’s and not rated by S&P or rated lower than BBB by S&P, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by S&P may comprise no more than 12% of total Moody’s Eligible Assets; such BBB-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody’s or A by S&P, may comprise no more than 20% of total Moody’s Eligible Assets; such BBB, Baa and A-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody’s or AA by S&P, may comprise no more than 40% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody’s or AAA by S&P, may comprise no more than 60% of total Moody’s Eligible Assets. Municipal Obligations which are not rated by Moody’s or S&P may comprise no more than 40% of the aggregate Market Value of Moody’s Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 40% of the aggregate Market Value of Moody’s Eligible Assets, a portion of such Municipal Obligations (selected by the Trust) shall not be considered Moody’s Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 40% of the aggregate Market Value of Moody’s Eligible Assets; provided, however, that no such unrated Municipal Obligation shall be considered a Moody’s Eligible Asset if such Municipal Obligation shall be in “default”, which term shall mean for purposes of this definition, either (a) the nonpayment by the issuer of interest or principal when due or (b) the notification of the Trust by the trustee under the underlying indenture or other governing instrument for such Municipal Obligation that the issuer will fail to pay when due principal or interest on such Municipal Obligation. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody’s, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future day, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody’s Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Municipal Preferred Basic Maintenance Amount. When the Trust purchases a Moody’s Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 and a short-term debt rating of at least P1 from Moody’s and the transaction has a term of no more than 30 days; otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset. For purposes of determining the aggregate Discounted Value of Moody’s Eligible Assets, such aggregate amount shall be reduced with respect to any futures contracts as set forth in paragraph 10(a) of this Part I.

Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, “Liens”), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody’s has indicated to the Trust will not affect the status of such asset as a Moody’s Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by Massachusetts Financial Services Company, State Street Bank and Trust or the Auction Agent, (d) Liens by virtue of any repurchase agreement or futures contract, and (e) Liens by virtue of the transfer of such asset that is a Municipal Obligation by the Trust to a special purpose issuer that, in turn, issues floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such asset, provided that, for purposes of calculating the total market value of such asset, the accrued interest of such asset shall be derived from the accrued interest of the Inverse Floaters representing interests therein; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determine the Municipal Preferred Basic Maintenance Amount. In addition, an asset will not be considered a Moody’s Eligible Asset if it is an Internally Priced Security (as defined under “Market Value”).

“Moody’s Exposure Period” shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

“Moody’s Liquidity Factor” shall equal the product, expressed as a percentage, of (i) the quotient, expressed as a percentage, of (A) the aggregate value of the Municipal Obligations that are transferred by the Trust to special purpose issuers that, in turn, issue floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such Municipal Obligations divided by (B) the total asset value of the Trust; multiplied by (ii) the quotient, measured at their time of original issuance, expressed as a percentage, of (A) the aggregate dollar amount of floating rate trust certificates or other instruments issued by the same issuer that issued, and corresponding to, the Inverse Floaters issued by the special purpose issuers referred to in clause (i)(A) of this definition divided by (B) the aggregate value calculated in clause (i)(A) of this definition; multiplied by (iii) 15%.

“Moody’s Municipal Preferred Asset Coverage” means, as of a particular date or time, sufficient asset coverage with respect to the Municipal Preferred such that the Trust has Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount as of such date or time.

“Moody’s Municipal Preferred Asset Coverage Report” means, with respect to Moody’s Municipal Preferred Asset Coverage, a report signed by the President, Treasurer, Secretary, Assistant Treasurer or Assistant Secretary of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Municipal Preferred Basic Maintenance Amount.

“Moody’s Volatility Factor” shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to

203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the “Federal Tax Rate Increase”), until the effective date of such increase, the Moody’s Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

Federal Tax Rate Increase	Volatility Factor

5%	295%
10%	317%
15%	341%
20%	369%
25%	400%
30%	436%
35%	477%
40%	525%

“Municipal Obligations” shall mean “Municipal Obligations” as defined in the Trust’s registration statement on Form N-2 as filed with the Securities and Exchange Commission on August 6, 2008 ~~July 27, 2000 and November 28, 2000~~ (the “Registration Statement”).

“Municipal Preferred” shall mean the Municipal Auction Rate Cumulative Preferred Shares, Series T and/or Series TH without par value, liquidation preference $25,000 per share, of the Trust.

“Municipal Preferred Basic Maintenance Amount,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of Municipal Preferred (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of Municipal Preferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Municipal Preferred outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Shares other than Municipal Preferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of the Preferred Shares other than Municipal Preferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust’s Maximum Potential Gross-up Payment Liability in respect of shares of Municipal Preferred (and similar amounts payable in respect of other Preferred Shares pursuant to provisions similar to those contained in paragraph 3 of Part I of this Statement) as of such Valuation Date; (F) only for purposes of paragraph 7(a)(ii) of Part I of this Statement, the total market value of the floating rate trust certificates or other instruments corresponding to the Inverse Floaters held by the Trust as of such Valuation Date and issued by the same issuer that issued such Inverse Floaters, provided that the total market value of each such floating rate trust certificate or other instrument is calculated as the sum of (i) its principal amount and (ii) the difference of (a) the accrued interest of the municipal security or securities underlying such floating rate trust certificate or other instrument and the corresponding Inverse Floater less (b) the accrued interest of the corresponding Inverse Floater; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash and short-term Municipal

Obligations rated MIG-1, VMIG-1 or P-1, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(G) become payable, otherwise the Moody’s Discounted Value or for purposes of current S&P guidelines, the face value of cash and short-term municipal securities rated “A-1+” or “SP-1+” and mature or have a demand feature exercisable in 30 days or less, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise S&P’s Discounted Value) of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i) (A) through (i)(G).

~~“Municipal Preferred Basic Maintenance Cure Date,” with respect to the failure by the Trust to satisfy the Municipal Preferred Basic Maintenance Amount (as required by paragraph 7(a) of Part I of this Statement) as of a given Valuation Date, shall mean the second Business Day following such Valuation Date.~~

~~“Municipal Preferred Basic Maintenance Report” shall mean a report signed by the President, Treasurer, Secretary, Assistant Treasurer or Assistant Secretary of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Municipal Preferred Basic Maintenance Amount.~~

“1940 Act” shall mean the Investment Company Act of 1940, as amended from time to time.

“1940 Act Cure Date,” with respect to the failure by the Trust to maintain the 1940 Act Municipal Preferred Asset Coverage (as required by paragraph 6 of this Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

“1940 Act Municipal Preferred Asset Coverage” shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding shares of Municipal Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Notice of Redemption” shall mean any notice with respect to the redemption of shares of Municipal Preferred pursuant to paragraph 11(c) of this Part I of this Statement.

“Notice of Special Rate Period” shall mean any notice with respect to a Special Rate Period of shares of Municipal Preferred pursuant to paragraph 4(d)(i) of this Part I of this Statement.

“Order” and “Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Statement.

“Outstanding” shall mean, as of any Auction Date with respect to shares of any series of Municipal Preferred, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore canceled or delivered to the Auction

Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

“Persons” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Pricing Services” shall mean those pricing services which are designated from time to time by the Board of Trustees ~~and approved from time to time for use by S&P (the pricing services approved for use by S&P as of the date of this Statement are Bloomberg, Bridge Information Services, Interactive Data Corporation, Merrill Lynch Securities Pricing Service, Standard and Poor’s, JJ Kenny (Municipal securities only) and CIBC Wood Gundy (Canadian government and provincial securities only))~~.

“Potential Beneficial Owner,” with respect to shares of a series of Municipal Preferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

“Potential Holder,” with respect to shares of a series of Municipal Preferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

“Preferred Shares” shall mean the preferred shares, without par value, of the Trust, and includes the shares of Municipal Preferred.

“Quarterly Valuation Date” shall mean the last Business Day of each January, April, July and October of each year, commencing on January 31, 2001 with respect to Series T Municipal Preferred and Series TH Municipal Preferred.

“Rate Multiple,” for shares of a series of Municipal Preferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below (depending on whether the Trust has notified the Auction Agent of its intent to allocate any net capital gain or other income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series as provided in this Statement), based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Applicable Percentage- No Notification	Applicable Percentage- Notification

“aa3”/AA- or higher	110%	150%
“a3”/A-	125%	160%
“baa3”/BBB-	150%	250%
“ba3”/BB-	200%	275%
Below “ba3”/BB-	250%	300%

For purposes of this definition, the “prevailing rating” of shares of a series of Municipal Preferred shall be (i) “aa3”/AA- or higher if such shares have a rating of “aa3” or better by Moody’s and AA- or better by ~~S&P~~ Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not “aa3”/AA- or higher, then “a3”/A- if such shares have a rating of “a3” or better by Moody’s and A- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not “aa3”/AA- or higher or “a3”/A-, then “baa3”/BBB- if such shares have a rating of “baa3” or better by Moody’s and BBB- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not “aa3”/AA- or higher, “a3”/A- or “baa3”/BBB-, then “ba3”/BB- if such shares have a rating of “ba3” or better by Moody’s and BB- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not “aa3”/AA- or higher, “a3”/A-, “baa3”/BBB-, or “ba3”/BB-, then below “ba3”/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either ~~S&P~~Fitch or Moody’s to provide a rating for shares of Municipal Preferred. If neither ~~S&P~~Fitch nor Moody’s shall make such a rating available, Salomon Smith Barney Inc. or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of such series of Municipal Preferred, and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

“Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

“Rate Period Days,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of this Statement or paragraph 4(b) of Part I of this Statement.

“Rating Agency” shall mean, as of any date and in respect of a series of Municipal Preferred, (i) each of Moody’s and Fitch and (ii) any other nationally recognized statistical rating organization designated as a Rating Agency on such date, in each case above, only if it maintains a current credit rating for the shares of Municipal Preferred of such series on such date and the Board of Trustees has not terminated its designation as a Rating Agency.

“Rating Agency Municipal Preferred Asset Coverage” means, (i) with respect to the asset coverage specifications of Fitch, Fitch Municipal Preferred Asset Coverage and (ii) with respect to the asset coverage specifications of Moody’s, Moody’s Municipal Preferred Asset Coverage.

“Rating Agency Municipal Preferred Asset Coverage Cure Date,” with respect to the failure by the Trust to satisfy Fitch Municipal Preferred Asset Coverage or Moody’s Municipal Preferred Asset Coverage (as required by paragraph 7(a) of Part I of this Statement) as of a given Valuation Date, shall mean the second Business Day following such Valuation Date.

“Rating Agency Municipal Preferred Asset Coverage Report” means a Moody’s Municipal Preferred Asset Coverage Report, a Fitch Municipal Preferred Asset Coverage Report or a similar report to be provided to another Rating Agency, as applicable.

“Redemption Price” shall mean the applicable redemption price specified in paragraph 11(a) or (b) of Part I of this Statement.

“Reference Rate” shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the “AA” Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

“Registration Statement” has the meaning specified in the definition of “Municipal Obligations.”

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

~~“S&P Discount Factor” shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest S&P Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:~~

~~Rating Category~~
~~Exposure Period~~	~~AAA*~~		~~AA*~~		~~A*~~		~~BBB*~~		~~Unrated**~~		~~Zeros***~~

~~45 Business Days~~	~~190~~	~~%~~	~~195~~	~~%~~	~~210~~	~~%~~	~~250~~	~~%~~	~~220~~	~~%~~	~~572~~	~~%~~
~~25 Business Days~~	~~170~~		~~175~~		~~190~~		~~230~~		~~220~~		~~496~~
~~10 Business Days~~	~~155~~		~~160~~		~~175~~		~~215~~		~~220~~		~~426~~
~~7 Business Days~~	~~150~~		~~155~~		~~170~~		~~210~~		~~220~~		~~411~~
~~3 Business Days~~	~~130~~		~~135~~		~~150~~		~~190~~		~~220~~		~~388~~

~~*~~	~~S&P rating.~~
~~**~~	~~S&P Eligible Assets not rated by S&P or rated less than BBB by S&P and not rated at least the equivalent of an “A” rating by another nationally recognized credit rating agency.~~
~~***~~	~~Municipal Obligations which are not interest bearing or do not pay interest at least semi-annually and that are rated AAA by S&P.~~

~~Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, 120% if such Municipal Obligations are rated A-1 or SP-1- by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s; provided, however, that any such Moody’s-~~

~~rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; (ii) no S&P Discount Factor will be applied to cash; (iii) the S&P Discount Factor for Inverse Floaters shall be equal to the product of (A) the discount factor determined by reference to the table above and (B) the ratio, at their time of original issuance, expressed as a fraction, of (1) the aggregate dollar amount of floating rate trust certificates or other instruments corresponding to and issued by the same issuer as issued such Inverse Floaters to (2) the aggregate dollar amount of such Inverse Floaters; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P or rated less than BBB by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by such other nationally recognized credit rating agency. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody’s, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations. In calculating the Discounted Value of the Trust’s portfolio, a Discount Factor of 441.8% will be applied to Municipal Obligations rated AAA by S&P which are not interest bearing or do not pay interest at least semi-annually.~~

~~“S&P Eligible Asset” shall mean trade date cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Municipal Preferred Basic Maintenance Amount), futures, options, Inverse Floaters, U.S. Government Securities (which are valued for the purposes of meeting the Municipal Preferred Basic Maintenance Amount without application of any discount factor) and similar instruments or a Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually (except as stated in number four (4) below); (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) in the case of Anticipation Notes that are Grant Anticipation Notes or Bond Anticipation Notes be rated by S&P; (iv) is not part of a private placement of Municipal Obligations (except in the case of Inverse Floaters); (v) is part of an issue of Municipal Obligations (excluding Escrowed Bonds that are legally defeased) with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding; and (vi) is not subject to a covered call or covered put option written by the Trust. These eligible assets are valued or accounted for on a trade date basis assuming normal settlement for the Municipal Market. S&P Eligible Assets shall not include Internally Priced Securities (as defined under “Market Value”). Solely for purposes of this definition, the term “Municipal Obligation” means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:~~

~~(1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the~~

~~aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets, and provided that Municipal Obligations (excluding Escrowed Bonds) not rated by S&P or rated less than BBB by S&P and not rated at least A by another nationally recognized credit rating agency of any one issuer or guarantor (excluding bond insurers) shall constitute S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;~~

~~(2) Municipal Obligations not rated at least BBB or not rated by S&P and not rated at least A by another nationally recognized credit rating agency shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 50% of the aggregate Market Value of S&P Eligible Assets, a portion of such Municipal Obligations (selected by the Trust) shall not be considered S&P Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 50% of the aggregate Market Value of S&P Eligible Assets;~~

~~(3) Long-term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets;~~

~~(4) Municipal Obligations which are not interest bearing or do not pay interest at least semi-annually shall be considered S&P Eligible Assets if rated AAA by S&P; and~~

~~(5) A Municipal Obligation that is transferred by the Trust to a special purpose issuer that, in turn, issues floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such Municipal Obligation shall not be considered a S&P Eligible Asset.~~

~~For purposes of determining the aggregate Discounted Value of S&P’s Eligible Assets, such aggregate amount shall be reduced with respect to any futures contracts as set forth in paragraph 10(a) of this Part I.~~

~~“S&P Exposure Period” shall mean the period commencing on a given Valuation Date and ending three business days thereafter.~~

~~“S&P Volatility Factor” shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.~~

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

“Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Statement.

“Special Rate Period,” with respect to shares of a series of Municipal Preferred, shall have the meaning specified in paragraph 4(a) of Part I of this Statement.

“Special Redemption Provisions” shall have the meaning specified in paragraph 11(a)(i) of Part I of this Statement.

“Submission Deadline” shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Submitted Bid” and “Submitted Bids” shall have the respective meanings specified in paragraph 3(a) of Part II of this Statement.

“Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Statement.

“Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Statement.

“Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Statement.

“Subsequent Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

“Substitute Commercial Paper Dealer” shall mean ~~CS First Boston or Morgan Stanley & Co. Incorporated~~Bank of America Corp., Citigroup Inc., Credit Suisse Group AG or Morgan Stanley & Co. Inc. or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

“Substitute U.S. Government Securities Dealer” shall mean ~~CS First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated~~Goldman, Sachs & Co., Citigroup Inc., Nomura, Inc. and Barclays PLC or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

“Sufficient Clearing Bids” shall have the meaning specified in paragraph 3(a) of Part II of this Statement.

“Taxable Allocation” shall have the meaning specified in paragraph 3 of Part I of this Statement.

“Taxable Equivalent of the Short-Term Municipal Bond Rate,” on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Kenny 30 day High Grade Index or any successor index (the “Kenny Index”) (provided, however, that any such successor index must be approved by Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by S&P J.J. Kenny Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code, of “high grade” component issuers selected by S&P J.J. Kenny Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by S&P J.J. Kenny Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

“Taxable Income” shall have the meaning specified in paragraph 3(c) of Part II of this Statement.

“Treasury Bill” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

“Treasury Bill Rate,” on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

“Treasury Note” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

“Treasury Note Rate,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate of the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

“U.S. Government Securities” shall mean bonds or other debt obligations issued by, or whose principal or interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities. U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

“U.S. Government Securities Dealer” shall mean ~~Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc. and Morgan Guaranty Trust Company of New York~~J.P. Morgan & Co., Bank of America Corp., Royal Bank of Scotland PLC and HSBC PLC or their respective affiliates or successors, if such entity is a U.S. government securities dealer.

“Valuation Date” shall mean, for purposes of determining whether the Trust is maintaining ~~the Municipal Preferred Basic Maintenance Amount~~Rating Agency Municipal Preferred Asset Coverage, each Business Day.

“Variation Margin” means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

“Volatility Factor” shall mean, as of any Valuation Date, the ~~greater of the~~ Moody’s Volatility Factor ~~and the S&P Volatility Factor~~.

“Voting Period” shall have the meaning specified in paragraph 5(b) of this Part I of this Statement.

“Winning Bid Rate” shall have the meaning specified in paragraph 3(a) of Part II of this Statement.

2. DIVIDENDS.

(a) RANKING. The shares of a series of Municipal Preferred shall rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Trust.

(b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of Municipal Preferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, this Statement and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in subparagraph (e) of this paragraph 2, and no more (except to the extent set forth in paragraph 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to subparagraph (d) of this paragraph 2. Holders of shares of Municipal Preferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of Municipal Preferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this paragraph 2, no additional sum of money shall be payable in respect of any such arrearage.

(c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of Municipal Preferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d) DIVIDEND PAYMENT DATES AND ADJUSTMENTS THEREOF. The Dividend Payment Dates with respect to shares of a series of Municipal Preferred shall be Wednesday, December 13, 2000 and each Wednesday thereafter with respect to shares of Series T Municipal Preferred and Friday, December 15, 2000 and each Friday thereafter with respect to shares of Series TH Municipal Preferred; provided, however, that

(i) if the Wednesday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on shares of such series on the first Business Day that falls after such Wednesday or Friday, as the case may be; and

(ii) notwithstanding the foregoing provisions of this paragraph 2(d), the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Municipal Preferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and

(2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with subparagraph (b) of paragraph 4 of Part I of this Statement.

(e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

(i) DIVIDEND RATES. The dividend rate on shares of Municipal Preferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation” in this Part I. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

(A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

(B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with subparagraph (f) of this paragraph 2, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

(C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with subparagraph (f) of this paragraph 2, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with subparagraph (f) of this paragraph 2, no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ‘ba3’/BB-”); or

(D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with subparagraph (f) of this paragraph 2, no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with subparagraph (f) of this paragraph 2, no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ‘ba3’/BB-”) (the rate per annum of which dividends are payable on shares of a series of Municipal Preferred for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).

(ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Municipal Preferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

(f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payments to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this paragraph 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 11(c) of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) DIVIDEND PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of Municipal Preferred, an aggregate amount of federal funds or similar same-day funds in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in subparagraph (i) of this paragraph 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

(i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of Municipal Preferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

(j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of Municipal Preferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. GROSS-UP PAYMENTS.

Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, this Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payment as follows:

(a) TAXABLE ALLOCATION WITHOUT NOTICE. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, or in the case of any other Special Rate Period, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as provided in paragraph 5 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”) solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Trust, the Trust shall, prior to the end of the fiscal year in which such dividend was paid or within 90 days (and generally within 60 days) after the end of the Trust’s fiscal year for which a retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and direct the Trust’s dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment with respect to the Municipal Preferred during such fiscal year at such Holder’s address as the same appears or last appeared on the record books of the Trust. The Trust, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of Municipal Preferred), out of funds legally available therefor, an amount equal to the aggregate Gross-up Payment with respect to all retroactive Taxable Allocations made to such holder during the fiscal year in question.

If the Trust does not give advance notice of the amount of taxable income to be included in a dividend on shares of Municipal Preferred in the related Auction, the Trust may include such taxable income in a dividend on shares of Municipal Preferred if it increases the dividend by an additional amount calculated as if such income were a retroactive Taxable Allocation and the additional amount was a Gross-up Payment. See paragraph 5 of Part II of this Statement.

(b) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Trust shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. DESIGNATION OF SPECIAL RATE PERIODS.

(a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in subparagraph (b) of this paragraph 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with subparagraphs (c) and (d)(i) of this paragraph 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph 11(c) of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating such series) and Moody’s (if Moody’s is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating such series) and Moody’s (if Moody’s is then rating such series) with such documents as either may request.

(b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Wednesday that is a Business Day in the case of a series of Municipal Preferred designated as “Series T Municipal Preferred” in this Part I, or (b) a Friday that is a Business Day in the case of a series of Municipal Preferred designated as “Series TH Municipal Preferred” in this Part I, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Tuesday that is followed by a Wednesday that is a Business Day proceeding what would otherwise be such last day, in the case of Series T Municipal Preferred, or (b) on the first Thursday that is followed by a Friday that is a Business Day proceeding what would otherwise be such last day in the case of Series TH Municipal Preferred.

(c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Municipal Preferred as a Special Rate Period pursuant to subparagraph (a) of this paragraph 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

(d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Municipal Preferred as to which notice has been given as set forth in subparagraph (c) of this paragraph 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Rate Period”) stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a Moody’s Municipal Preferred Asset Coverage Report~~Municipal Preferred Basic Maintenance Report~~ showing that, as of the third Business Day next preceding such proposed Special Rate Period, the Trust maintains Moody’s ~~Eligible Assets~~Municipal Preferred Asset Coverage (if Moody’s is then rating such series) ~~and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount~~ as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein); or

(ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

(e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this paragraph 4 (and, in the case of the notice described in subparagraph (d)(i) of this paragraph 4, a Moody’s Municipal Preferred Asset Coverage Report~~Municipal Preferred Basic Maintenance Report~~ to the effect set forth in such subparagraph (if ~~either~~ Moody’s ~~or S&P~~ is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this paragraph 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this paragraph 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this paragraph 4, the Trust will provide Moody’s (if Moody’s is then rating the series in question) and Fitch~~S&P~~ (if ~~S&P~~Fitch is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.

(a) ONE VOTE PER SHARE OF MUNICIPAL PREFERRED. Except as otherwise provided in the Declaration, this paragraph 5 or as otherwise required by law, (i) each Holder of shares of Municipal Preferred shall be entitled to one vote for each share of Municipal Preferred held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding Preferred Shares, including each share of Municipal Preferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding Preferred Shares, including Municipal Preferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share, including each share of Municipal Preferred, entitling the holder thereof to one vote. Subject to subparagraph (b) of this paragraph 5, the holders of outstanding Common Shares and Preferred Shares, including Municipal Preferred, voting together as a single class, shall elect the balance of the trustees.

(b) VOTING FOR ADDITIONAL TRUSTEES.

(i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including Municipal Preferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including Municipal Preferred, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this paragraph 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this paragraph 5 on a one-vote-per-share basis.

(iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the Holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

(iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the term of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this paragraph 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this paragraph 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this paragraph 5.

(c) HOLDERS OF MUNICIPAL PREFERRED TO VOTE ON CERTAIN OTHER MATTERS.

(i) INCREASES IN CAPITALIZATION. So long as any shares of Municipal Preferred are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of Municipal Preferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Municipal Preferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph 10(c) of this Part I, the Board of Trustees, without the vote or consent of the Holders of Municipal Preferred, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody’s or ~~S&P~~Fitch is not then rating the shares of Municipal Preferred, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $140,000,000) or (b) amend, alter or repeal the provisions of the Declaration, the By-laws, or this Statement, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such shares of Municipal Preferred or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of Municipal Preferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the

Holders of shares of Municipal Preferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody’s or ~~S&P~~Fitch is then rating shares of Municipal Preferred and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Municipal Preferred Asset Coverage, ~~or the Municipal Preferred Basic Maintenance Amount~~ Moody’s Municipal Preferred Asset Coverage, or Fitch Municipal Preferred Asset Coverage . So long as any shares of Municipal Preferred are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting at a separate class).

(ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration or this Statement, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including Municipal Preferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including Municipal Preferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including Municipal Preferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this paragraph 5(c)(ii) requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Municipal Preferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) of the results of such vote.

(d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody’s or ~~S&P~~Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of Municipal Preferred or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody’s (such confirmation being required to be obtained only in the event Moody’s is rating the shares of Municipal Preferred ~~and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, and Other Issues as such terms apply to S&P Eligible Asset and (y) Pricing Services, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Volatility Factor~~) and ~~S&P~~Fitch (such confirmation being required to be obtained only in the event ~~S&P~~Fitch is rating the shares of Municipal Preferred ~~and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, and Other Issues as such terms apply to Moody’s Eligible Asset, and (y) Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period and Moody’s Volatility Factor~~) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or ~~S&P~~Fitch, as the case may be, to shares of Municipal Preferred: Deposit Securities, Discounted Value, Escrowed Bonds, Market Value, Maximum Potential Gross-up Payment Liability, Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period, Moody’s Volatility Factor, Moody’s Municipal Preferred Asset Coverage, Moody’s Municipal Preferred Asset Coverage Report, Municipal Preferred Basic Maintenance Amount, 1940 Act Cure Date, 1940 Act Municipal Preferred Asset Coverage, Other Issues, Pricing Services, Quarterly Valuation Date, Rating Agency Municipal Preferred Asset Coverage, Rating Agency Municipal Preferred Asset Coverage Report, Rating Agency Municipal Preferred Asset Coverage Cure Date, Valuation Date and Volatility Factor.

~~Deposit Securities~~	~~Escrowed Bonds~~
~~Discounted Value~~	~~Market Value~~
~~Maximum Potential Gross-up~~	~~Moody’s Exposure Period~~
~~Payment Liability~~	~~Moody’s Volatility Factor~~
~~Municipal Preferred Basic~~	~~1940 Act Cure Date~~
~~Maintenance Amount~~
~~Municipal Preferred Basic~~	~~1940 Act Municipal Preferred~~
~~Maintenance Cure Date~~	~~Asset Coverage~~
~~Municipal Preferred Basic~~	~~Other Issues~~
~~Maintenance Report~~	~~Pricing Services~~
~~Moody’s Discount Factor~~	~~Quarterly Valuation Date~~
~~Moody’s Eligible Asset~~
~~S&P Discount Factor~~
~~S&P Eligible Asset~~
~~S&P Exposure Period~~
~~S&P Volatility Factor~~
~~Valuation Date~~
~~Volatility Factor~~

(e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the By-laws, this Statement or by the Declaration, the Holders of shares of Municipal Preferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of Municipal Preferred shall have no preemptive rights or rights to cumulative voting.

(g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST’S FAILURE TO PAY DIVIDENDS. In the event that the Trust fails to pay any dividends on the shares of Municipal Preferred, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this paragraph 5.

(h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by the By-laws, this Statement, by the other provisions of this Statement or the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of Municipal Preferred and no share of Municipal Preferred shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 11(c) of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No shares of Municipal Preferred held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. 1940 ACT MUNICIPAL PREFERRED ASSET COVERAGE.

The Trust shall maintain, as of the last Business Day of each month in which any share of Municipal Preferred is outstanding, the 1940 Act Municipal Preferred Asset Coverage.

7. ~~MUNICIPAL PREFERRED BASIC MAINTENANCE AMOUNT~~RATING AGENCY MUNICIPAL PREFERRED ASSET COVERAGE.

(a) So long as shares of Municipal Preferred are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, both (i) ~~S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount~~Fitch Municipal Preferred Asset Coverage (if Fitch~~S&P~~ is then rating the shares of Municipal Preferred) and (ii) Moody’s ~~Eligible Assets having an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount~~Municipal Preferred Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred).

(b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy ~~the Municipal Preferred Basic Maintenance Amount~~Rating Agency Municipal Preferred Asset Coverage specified by a particular Rating Agency, and on the third Business Day after the Rating Agency Municipal Preferred Asset

Coverage Cure Date ~~Municipal Preferred Basic Maintenance Cure Date~~ with respect to such Valuation Date, the Trust shall complete and deliver to ~~S&P~~such Rating Agency (if such Rating Agency is then rating the shares of Municipal Preferred) ~~(if S&P is then rating the shares of Municipal Preferred), Moody’s (if Moody’s is then rating the shares of Municipal Preferred)~~ and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred) a~~ the Rating Agency Municipal Preferred Asset Coverage Report~~Municipal Preferred Basic Maintenance Report~~ called for by such Rating Agency, as of the date of such failure or such Rating Agency Municipal Preferred Asset Coverage Cure Date~~Municipal Preferred Basic Maintenance Cure Date~~, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy of telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Rating Agency Municipal Preferred Asset Coverage Report~~Municipal Preferred Basic Maintenance Report~~.

The Trust shall also deliver (i) a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report to the Auction Agent~~,~~ and Moody’s (if Moody’s is then rating the shares of Municipal Preferred) as of any Quarterly Valuation Date on or before the third Business Day after such day and (ii) a Fitch Municipal Preferred Asset Coverage Report to the Auction Agent and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) as of any Quarterly Valuation Date~~, in each case~~ on or before the third Business Day after such day~~, and S&P, as of any biweekly Valuation Date, in each case on or before the third Business Day after such day for the first year~~. The Trust will also deliver, for any Valuation Date, (i) a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report to Moody’s (if Moody’s is then rating the shares of the Municipal Preferred) if and when requested by Moody’s and (ii) a Fitch Municipal Preferred Asset Coverage Report to ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of the Municipal Preferred) if and when requested by ~~S&P~~Fitch ~~or Moody’s~~ or as otherwise required under the Fitch Criteria~~for any Valuation Date~~, on or before the third Business Day after such request. A failure by the Trust to deliver a ~~Municipal Preferred Basic Maintenance~~Rating Agency Municipal Preferred Asset Coverage Report to a Rating Agency pursuant to the preceding sentence shall be deemed to be delivery of a Rating Agency Municipal Preferred Asset Coverage~~Municipal Preferred Basic Maintenance~~ Report to such Rating Agency indicating ~~the Discounted Value for all assets of the Trust is less than the Municipal Preferred Basic Maintenance Amount~~the Trust has failed to maintain Rating Agency Municipal Preferred Asset Coverage as specified by such Rating Agency, as of the relevant Valuation Date.

(c) ~~Within ten~~ With respect to Moody’s ratings of the Municipal Preferred, within ten Business Days after the date of delivery of a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report in accordance with subparagraph (b) of this paragraph 7 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ (i) the mathematical accuracy of the calculations reflected in such Report; (ii) that, in such Report, the Trust determined in accordance with this paragraph whether the Trust had, at such Quarterly Valuation Date, ~~S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) of an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance~~

~~Amount and~~ Moody’s Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred) of an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount (such confirmation being herein called the “Accountant’s Confirmation”); and (iii) the written or published price quotations used in such calculations conform to such written or published price quotations~~; and (iv) the eligible assets held in the issuer’s portfolio conform to the definition of “S&P Eligible Assets.”~~.

(d) ~~Within ten~~With respect to Moody’s ratings of the Municipal Preferred, within ten Business Days after the date of delivery of a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report in accordance with subparagraph (b) of this paragraph 7 relating to any Valuation Date on which the Trust failed to satisfy ~~the Municipal Preferred Basic Maintenance Amount~~Moody’s Municipal Preferred Asset Coverage, and relating to the Rating Agency Municipal Preferred Asset Coverage~~Municipal Preferred Basic Maintenance~~ Cure Date with respect to such failure to satisfy the Moody’s Municipal Preferred Asset Coverage~~Municipal Preferred Basic Maintenance Amount~~, the Trust shall cause the Independent Accountant to provide to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ an Accountant’s Confirmation as to such Moody’s Municipal Preferred Asset Coverage~~Municipal Preferred Basic Maintenance~~ Report.

(e) If any Accountant’s Confirmation delivered pursuant to subparagraph (c) or (d) of this paragraph 7 shows that an error was made in the Moody’s Municipal Preferred Asset Coverage ~~Municipal Preferred Basic Maintenance~~ Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all ~~S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) or~~ Moody’s Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred)~~, as the case may be,~~ of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Moody’s Municipal Preferred Asset Coverage~~Municipal Preferred Basic Maintenance~~ Report to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ promptly following receipt by the Trust of such Accountant’s Confirmation.

(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of Municipal Preferred, the Trust shall complete and deliver to ~~S&P (if S&P is then rating the shares of Municipal Preferred) and~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report as of the close of business on such Date of Original Issue. ~~Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of Municipal Preferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Municipal Preferred Basic Maintenance Amount reflected thereon.~~

(g) On or before 5:00 p.m., New York City time, on the third Business Day after ~~either (i)~~ the Trust shall have redeemed Common or Preferred Shares, the Trust will complete and deliver (i) a Fitch Municipal Preferred Asset Coverage Report to Fitch and (ii) a Moody’s Municipal Preferred Asset Coverage Report to Moody’s as of the date of such event. In addition, on or before 5:00 p.m., New York City time, on the third Business Day after ~~or (ii)~~ the ratio of ~~the Discounted Value of S&P Eligible Assets or~~ the Discounted Value of Moody’s Eligible Assets to the Municipal Preferred Basic Maintenance Amount is less than or equal to 110%, the Trust shall complete and deliver to ~~S&P (if S&P is then rating the shares of Municipal Preferred) or~~ Moody’s ~~(if Moody’s is then rating the shares of Municipal Preferred), as the case may be,~~ a ~~Municipal Preferred Basic Maintenance~~Moody’s Municipal Preferred Asset Coverage Report as of the date of ~~either~~ such event.

8. [RESERVED].

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

(a) DIVIDENDS ON PREFERRED SHARES OTHER THAN MUNICIPAL PREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Municipal Preferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Municipal Preferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full).

(b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of Municipal Preferred is outstanding, and except as set forth in subparagraph (a) of this paragraph 9 and paragraph 12(c) of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Municipal Preferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the ~~Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred) and S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) would each at least equal the Municipal Preferred Basic Maintenance Amount.~~Trust satisfies Moody’s Municipal Preferred Asset Coverage and Fitch Municipal Preferred Asset Coverage.

10. RATING AGENCY RESTRICTIONS.

For so long as any shares of Municipal Preferred are outstanding and Fitch is rating such shares, the Trust will not, unless it has received confirmation from Fitch that any such action would not impair the ratings then assigned by Fitch to such shares, issue additional shares of any series of Municipal Preferred or any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust.

In addition, ~~F~~for so long as any shares of Municipal Preferred are outstanding and Moody’s ~~or S&P, or both, are~~ is rating such shares, the Trust will not, unless it has received confirmation from Moody’s ~~or S&P, or both, as appropriate,~~ that any such action would not impair the ratings then assigned by ~~such rating agency~~Moody’s  to such shares, engage in any one or more of the following transactions:

(a) purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or United States Treasury Bonds or Notes (“Treasury Bonds”) and write, purchase or sell put and call options on such contracts (collectively, “Hedging Transactions”), subject to the following limitations:

(i) the Trust will not engage in any Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust’s taking an opposite position thereto (“Closing Transactions”)), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily open interest futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(ii) the Trust will not engage in any Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust’s total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust fails to maintain Moody’s Municipal Preferred Asset Coverage ~~does not have S&P Eligible Assets or Moody’s Eligible Assets, as the case may be, with an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount~~ on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

(iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

(v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better ~~by S&P or~~ Moody’s~~, as the case may be~~), fixed-income securities in a segregated account with the Trust’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

For purposes of determining whether the Trust has ~~S&P Eligible Assets or~~ maintained Moody’s ~~Eligible Assets~~Municipal Preferred Asset Coverage, ~~as the case may be,~~ Initial and Variation Margin will not constitute eligible assets. Segregated Securities will constitute eligible assets, discounted at the factor equal to the exposure period.

(b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) ~~the Municipal Preferred Basic Maintenance Amount~~Moody’s Municipal Preferred Asset Coverage would continue to be satisfied after giving effect to such borrowing (for the purposes of calculating Moody’s Municipal Preferred Asset Coverage, ~~which shall mean, for purposes of the calculation of the~~the Municipal Preferred Basic Maintenance Amount shall mean~~, adding~~ the sum of the amount of the liability for such borrowing ~~to~~ and the calculation of the Municipal Preferred Basic Maintenance Amount under subparagraph (F) under the definition of that term in Part I of this Statement) and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, “temporary purposes” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

(c) issue additional shares of any series of Municipal Preferred or any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust;

(d) engage in any short sales of securities;

(e) lend securities;

(f) merge or consolidate into or with any corporation;

(g) change the Trust’s primary Pricing Services; or

(h) enter into reverse repurchase agreements.

11. REDEMPTION.

(a) OPTIONAL REDEMPTION.

(i) Subject to the provisions of subparagraph (v) of this subparagraph (a), shares of Municipal Preferred of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) ~~shares of a series of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2)~~ unless otherwise provided herein, shares of a series of Municipal Preferred are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (~~3~~2) subject to subparagraph (ii) of this paragraph, (a) the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this subparagraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii) A Notice of Special Rate Period relating to shares of a series of Municipal Preferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

(iii) If fewer than all of the outstanding shares of a series of Municipal Preferred are to be redeemed pursuant to subparagraph (i) of this subparagraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv) Subject to the provisions of subparagraph (v) of this subparagraph (a), shares of any series of Municipal Preferred may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) to the date fixed for redemption.

(v) The Trust may not on any date mail a Notice of Redemption pursuant to subparagraph (c) of this paragraph 11 in respect of a redemption contemplated to be effected pursuant to this subparagraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the ~~Discounted Value of Moody’s Eligible Assets~~Trust satisfies Moody’s Municipal Preferred Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred) and ~~the Discounted Value of S&P Eligible Assets~~Fitch Municipal Preferred Asset Coverage (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) ~~each at least equal the Municipal Preferred Basic Maintenance Amount~~, and would ~~at least equal the Municipal Preferred Basic Maintenance Amount~~maintain both Moody’s Municipal Preferred Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred) and Fitch Municipal Preferred Asset Coverage (if Fitch is then rating the shares of Municipal Preferred) immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the ~~Discounted Value of Moody’s Eligible Assets at least equals the Municipal Preferred Basic Maintenance Amount~~Trust has maintained Moody’s Municipal Preferred Asset Coverage, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein.

(b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of Municipal Preferred, if the Trust fails to ~~have either Moody’s Eligible Assets with a Discounted Value, or S&P Eligible Assets with a Discounted Value, greater than or equal to the Municipal Preferred Basic Maintenance Amount~~maintain either Moody’s Municipal Preferred Asset Coverage or Fitch Municipal Preferred Asset Coverage, or fails to maintain the 1940 Act Municipal Preferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, and such failure is not cured on or before the ~~Municipal Preferred Basic Maintenance~~Rating Agency Municipal Preferred Asset Coverage Cure Date or the 1940 Act Cure Date, as the case may be (the “Cure Date”). The number of shares of Municipal Preferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust’s ~~having both Moody’s Eligible Assets with a Discounted Value, and S&P Eligible Assets with a Discounted Value, greater than or equal to the Municipal Preferred Basic Maintenance Amount~~maintaining both Moody’s Municipal Preferred Asset Coverage and Fitch Municipal Preferred Asset Coverage or maintaining the 1940 Act Municipal Preferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the

Declaration, the By-laws, this Statement and applicable law. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy ~~the Municipal Preferred Basic Maintenance Amount~~ both Fitch Municipal Preferred Asset Coverage and Moody’s Municipal Preferred Asset Coverage or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares (and, then pro rata among each series of Municipal Preferred) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Municipal Preferred are to be redeemed pursuant to this subparagraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem shares of a series of Municipal Preferred pursuant to subparagraph (a) or (b) of this paragraph 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this paragraph 11 under which such redemption is made. If fewer than all shares of a series of Municipal Preferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to subparagraph (a) of this paragraph 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to make such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of subparagraphs (a) or (b) of this paragraph 11, if any dividends on shares of a series of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, the By-laws, this Statement and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares of which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed shares of Municipal Preferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and shall include those shares of Municipal Preferred for which a Notice of Redemption has been mailed.

(f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of Municipal Preferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to subparagraph (c) of this paragraph 11, upon the deposit with the Auction Agent (by noon on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding ~~for any purpose~~, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraphs 2(e)(i) and 3 of this Part I; provided, however, that unless otherwise provided in the Fitch Criteria, such shares shall be deemed to be outstanding for purposes of calculating Fitch Municipal Preferred Asset Coverage (but not for the other purposes specified above, including with respect to the rights of Holders of shares of Municipal Preferred). Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which Holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of shares of Municipal Preferred so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this paragraph 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i) ONLY WHOLE SHARES OF MUNICIPAL PREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this paragraph 11, only whole shares of Municipal Preferred shall be redeemed, and in the event that any provision of the Declaration, the By-laws or this Statement would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. LIQUIDATION RIGHTS.

(a) RANKING. The shares of a series of Municipal Preferred shall rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

(b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of shares of Municipal Preferred then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Municipal Preferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distributions in same-day funds, together with any payments required to be made pursuant to paragraph 3 of this Part I in connection with the liquidation of the Trust. After the payment to the Holders of the shares of Municipal Preferred of the full preferential amounts provided for in this subparagraph (b), the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust.

(c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of shares of Municipal Preferred upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to subparagraph (b) of this paragraph 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the shares of Municipal Preferred as provided in subparagraph (b) of this paragraph 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of Municipal Preferred shall not be entitled to share therein.

(e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all of the property or business of the Trust, nor the merger or consolidation of the Trust into or with any trust, corporation or other entity nor the merger or consolidation of any trust, corporation or other entity into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 12.

13. MISCELLANEOUS.

(a) AMENDMENT OF THIS STATEMENT TO ADD ADDITIONAL SERIES. Subject to the provisions of subparagraph (c) of paragraph 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendment hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Municipal Preferred or additional shares of a series of Municipal Preferred (and terms relating thereto) to the series and shares of Municipal Preferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

(b) [RESERVED]

(c) NO FRACTIONAL SHARES. No fractional shares of Municipal Preferred shall be issued.

(d) STATUS OF SHARES OF MUNICIPAL PREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Shares of Municipal Preferred which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares without designation as to series.

(e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret, adjust or amend the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Municipal Preferred prior to this issuance of shares of such series.

(f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(g) NOTICES. All notices or communications, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

APPENDIX B

MODEL BY-LAWS MARKED TO REFLECT PROPOSED AMENDMENTS TO BY-LAWS FOR MFS

CALIFORNIA MUNICIPAL FUND, MFS HIGH INCOME MUNICIPAL TRUST, MFS HIGH YIELD

MUNICIPAL TRUST, AND MFS INVESTMENT GRADE MUNICIPAL TRUST

AMENDED AND RESTATED BY-LAWS

Article 12.

Shares of Beneficial Interest

The Trust has an unlimited number of common shares, without par value, which may be issued from time to time by the Trustees of the Trust. The Trust also has 4,800 preferred shares, without par value, which may be issued by the Trustees from time to time in one or more series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined by the Board of Trustees or a duly authorized committee thereof and set forth in this Article 12.

12.1. Statement Creating Two Series of Municipal Auction Rate Cumulative Preferred.

There are two separate series of Municipal Auction Rate Cumulative Preferred Shares.

PART I

DESIGNATION

SERIES T: A series of 2,400 preferred shares, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series T” and is referred to below as “Series T Municipal Preferred.” Each share of Series T Municipal Preferred shall be issued on August 26, 1999; have an Applicable Rate for its Initial Rate Period equal to 3.40% per annum; have an initial Dividend Payment Date of Wednesday, September 1, 1999; and have such other preferences, limitations and relative voting and other rights, in addition to those required by applicable law or set forth in the Trust’s Declaration of Trust, as are set forth in Part I and Part II of this Section 12.1. Series T Municipal Preferred shall constitute a separate series of Municipal Preferred of the Trust.

SERIES W: A series of 2,400 preferred shares, without par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Municipal Auction Rate Cumulative Preferred Shares, Series W” and is referred to below as “Series W Municipal Preferred.” Each share of Series W Municipal Preferred shall be issued on August 26, 1999; have an Applicable Rate for its Initial Rate Period equal to 3.40% per annum; have an initial Dividend Payment Date of Thursday, September 2, 1999; and have such other preferences, limitations and relative voting and other rights, in addition to those required by applicable law or set forth in the Trust’s Declaration of Trust, as are set forth in Part I and Part II of this Section 12.1. Series W Municipal Preferred shall constitute a separate series of Municipal Preferred of the Trust.

The Board of Trustees of the Trust may, in their discretion, increase the number of shares of Municipal Preferred authorized under these By-laws to authorize the issuance of another series of Municipal Preferred so long as such issuance is permitted by paragraph 5 of Part I of this Section 12.1.

1. Definitions. Unless the context or use indicates another or different meaning or intent, in Part I and Part II of this Section 12.1 the following terms have the following meanings, whether used in the singular or plural:

“‘AA’ Composite Commercial Paper Rate,” on any date for any Rate Period of shares of a series of Municipal Preferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given days’ maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1% of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

“Accountant’s Confirmation” shall have the meaning specified in paragraph 7(c) of Part I of this Section 12.1.

“Affiliate” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

“Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

~~“Anticipation Notes” shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs).~~

“Applicable Rate” shall have the meaning specified in paragraph 2(e)(i) of Part I of this Section 12.1.

“Auction” shall mean each periodic implementation of the Auction Procedures.

“Auction Agency Agreement” shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Municipal Preferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

“Auction Agent” shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with paragraph 6 of Part II of this Section 12.1.

“Auction Date,” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

“Auction Procedures” shall mean the procedures for conducting Auctions set forth in Part II of this Section 12.1.

“Available Municipal Preferred” shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

“Benchmark Rate” shall have the meaning specified in paragraph 3(c) of Part II of this Section 12.1.

“Beneficial Owner” with respect to shares of a series of Municipal Preferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

“Bid” and “Bids” shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

“Bidder” and “Bidders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

“Board of Trustees” shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

“Broker-Dealer” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Section 12.1, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

“Broker-Dealer Agreement” shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Section 12.1.

“Business Day” shall mean a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

“By-laws” means these Amended and Restated By-laws of the Trust.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commercial Paper Dealers” means ~~Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated~~Barclays PLC, J.P. Morgan & Co., HSBC PLC, Goldman Sachs & Co. and such other commercial paper dealer or dealers as the Trust may from time to time ~~appoint~~approve, or, in lieu of any thereof, their respective affiliates or successors.

“Common Shares” means the common shares of beneficial interest, without par value, of the Trust.

“Cure Date” shall have the meaning specified in paragraph 11(b) of Part I of this Section 12.1.

“Date of Original Issue” with respect to shares of a series of Municipal Preferred, shall mean the date on which the Trust originally issued such shares.

“Declaration” shall mean the Agreement and Declaration of Trust dated [date of Declaration of Trust] of the Trust, as amended ~~by Amendment No. 1 dated February 8, 1989 to the Agreement and Declaration of Trust of the Trust and Amendment No. 2 dated July 30, 1999~~[Date(s) of Amendment(s)], ~~to the Agreement and Declaration of Trust of the Trust,~~ all on file with the Secretary of The Commonwealth of Massachusetts and as hereafter restated or amended from time to time.

“Deposit Securities” shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of paragraph 11 of Part I of this Section 12.1, such Municipal Obligations shall be considered “Deposit Securities” only if they are also rated P-1, MIG-1 or VMIG-1 by Moody’s.

“Discounted Value,” as of any Valuation Date, shall mean, ~~(i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)~~ (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (i) the Market Value thereof divided by (2) the product of (A) the applicable Moody’s Discount Factor multiplied by (B) the sum of 1 plus the Moody’s Liquidity Factor; or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the product of (A) the applicable Moody’s Discount Factor multiplied by (B) the sum of 1 plus the Moody’s Liquidity Factor.

“Dividend Payment Date,” with respect to shares of a series of Municipal Preferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph 2(d) of Part I of this Section 12.1.

“Dividend Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that the Dividend Periods for each of Series T Municipal Preferred and Series W Municipal Preferred will never be co-extensive with the Dividend Period of any other series of Municipal Preferred unless the Trust has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of Municipal Preferred.

“Escrowed Bonds” means Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P’s legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody’s, or (iv) have been determined to be economically defeased by Moody’s and assigned a rating no lower than the rating that is Moody’s equivalent of S&P’s AAA rating.

“Existing Holder,” with respect to shares of a series of Municipal Preferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

“Failure to Deposit,” with respect to shares of a series of Municipal Preferred, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any shares of such series after notice of redemption is mailed pursuant to paragraph 11(c) of Part I of this Section 12.1; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Federal Tax Rate Increase” shall have the meaning specified in the definition of “Moody’s Volatility Factor.”

“Fitch” means Fitch Ratings, part of the Fitch Group, which is a majority owned subsidiary of Fimalac, S.A., and any successor or successors thereto.

“Fitch Criteria” means the Closed-End Fund Criteria Report issued by Fitch entitled “Rating Closed-End Fund Debt and Preferred Stock” dated August 16, 2011 and attached to this Statement as Exhibit 1, which is hereby incorporated by reference into and made a part of this Statement. The Trust may, but is not required to, amend or restate the Fitch Criteria as well as any defined terms in this Statement that refer to or are based on the Fitch Criteria (including, without limitation, Fitch Municipal Preferred Asset Coverage, Fitch Municipal Preferred Asset Coverage Report, Fitch Net OC, Fitch Net OC Test, Fitch Total OC and Fitch Total OC Test) from time to time, through an amendment or restatement of this Statement, Exhibit 1 or otherwise, to reflect revised criteria issued by Fitch by resolution of the Board of Trustees of the Trust and without shareholder approval.

“Fitch Municipal Preferred Asset Coverage” means, as of a particular date or time, sufficient asset coverage with respect to shares of Municipal Preferred such that the Trust is satisfying both the (i) Fitch Total OC Test and the (ii) Fitch Net OC Test as of such date or time.

“Fitch Municipal Preferred Asset Coverage Report” means, with respect to Fitch Municipal Preferred Asset Coverage, a report including the information to be provided to Fitch as called for in the second bullet under “Information Used to Determine a Rating – Surveillance” in the Fitch Criteria.

“Fitch Net OC” has the meaning given to such term in the Fitch Criteria to be consistent with a AAA rating of the Municipal Preferred by Fitch, and shall be calculated with respect to the Trust in accordance with the applicable formula and related guidance provided in the Fitch Criteria and by Fitch (including with respect to discount factors, if any, or other treatment to be applied with respect to securities or other assets held by the Trust which are not specifically referenced in the Fitch Criteria), and the good faith determinations of the Trust or its agents of the Fitch Net OC and related interpretations of the Fitch Criteria shall be conclusive and binding on all parties.

“Fitch Net OC Test” means an asset coverage test with respect to the Municipal Preferred that shall be satisfied as of a particular date or time if the Trust has Fitch Net OC in excess of one-hundred percent (100%) as of such date or time.

“Fitch Total OC” has the meaning given to such term in the Fitch Criteria to be consistent with a AAA rating of the Municipal Preferred by Fitch, and shall be calculated with respect to the Trust in accordance with the applicable formula and related guidance provided in the Fitch Criteria and by Fitch (including with respect to discount factors, if any, or other treatment to be applied with respect to securities or other assets held by the Trust which are not specifically referenced in the Fitch Criteria), and the good faith determinations of the Trust or its agents of Fitch Total OC and related interpretations of the Fitch Criteria at any time and from time to time shall be conclusive and binding on all parties.

“Fitch Total OC Test” means an asset coverage test with respect to the Municipal Preferred that shall be satisfied as of a particular date or time if the Trust has Fitch Total OC in excess of one-hundred percent (100%) as of such date or time.

“Gross-up Payment” in respect of any dividend means payment to a Holder of shares of a series of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such Holder’s after-tax returns (taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the Holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of Municipal Preferred is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Holder of shares of Municipal Preferred is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

“Holder,” with respect to shares of a series of Municipal Preferred, shall mean the Registered Holder of such shares as the same appears on the record books of the Trust.

“Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

“Independent Accountant” shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

“Initial Margin” means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

“Initial Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the Date of Original Issue for such series to but excluding the initial Dividend Payment Date for such series.

“Interest Equivalent” shall mean a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“Inverse Floater” shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as ~~S&P~~Moody’s Eligible Assets ~~(and satisfy the issuer and size requirements of the definition of S&P Eligible Assets)~~, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed three to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity.

“Kenny Index” shall have the meaning set forth under the definition of “Taxable Equivalent of the Short-Term Municipal Bond Rate.”

“Late Charge” shall have the meaning specified in paragraph 2(e)(i)(B) of Part I of this Section 12.1.

“Liquidation Preference,” with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

“Market Value” of any asset of the Trust means the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service will use current industry standards to value portfolio securities. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. In the event the pricing service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are nationally recognized members of the National Association of Securities Dealers, Inc. who are independent of the investment advisor to the Trust and make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

“Maximum Potential Gross-up Payment Liability,” as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Trust were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

“Maximum Rate,” for shares of a series of Municipal Preferred on any Auction Date for shares of such series, shall mean:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Section 12.1, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

(A) the dividend rate on shares of such series for the then-ending Rate Period; and

(B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Trust pursuant to paragraph 4 of Part I of this Section 12.1, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

“Minimum Rate Period” shall mean any Rate Period consisting of 7 Rate Period Days.

“Moody’s” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Moody’s Discount Factor” shall mean, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody’s Exposure Period, in accordance with the table set forth below:

	Rating Category
Exposure Period	Aaa*	Aa*	A*	Baa*	Other**	(V)MIG- 1***	SP-1+****	Unrated*****
7 weeks	151%	159%	166%	173%	187%	136%	148%	225%
8 weeks or less but greater than seven weeks	154	161	168	176	190	137	149	231
9 weeks or less but greater than eight weeks	156	163	170	177	192	138	150	240

*	Moody’s rating.
**	Municipal Obligations not rated by Moody’s but rated BBB by S&P.
***	Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
****	Municipal Obligations not rated by Moody’s but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
*****	Municipal Obligations rated less than Baa3 by Moody’s or less than BBB by S&P or not rated by Moody’s or S&P.

Notwithstanding the foregoing, (i) the Moody’s Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable in 30 days or less, or 125%, so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Moody’s Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold or futures, options and similar instruments (to the extent such securities are Moody’s Eligible Assets); provided, however, that for purposes of determining the Moody’s Discount Factor applicable to a Municipal Obligation, any Municipal Obligation (excluding any short-term Municipal Obligation) not rated by Moody’s but rated by S&P shall be deemed to have a Moody’s rating which is one full rating category lower than its S&P rating.

“Moody’s Eligible Asset” shall mean cash, Receivables for Municipal Obligations Sold, futures, options and similar instruments (other than Inverse Floaters and index warrants) or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody’s rating, if applicable, suspended by Moody’s, (iii) is part of an issue of Municipal Obligations of at least $10,000,000, and (iv) is not subject to a covered call or a covered put option written by the Trust. Municipal Obligations issued by any one issuer and not rated by Moody’s or rated lower than Baa3 by Moody’s and not rated by S&P or rated lower than BBB by S&P (“Unrated Moody’s Municipal Obligations”) may comprise no more than 4% of total Moody’s Eligible Assets; such Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by S&P may comprise no more than 4% of total Moody’s Eligible Assets; such BBB-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated

Baa by Moody’s or A by S&P may comprise no more than 6% of total Moody’s Eligible Assets; such BBB, Baa and A-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody’s or AA by S&P, may comprise no more than 10% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody’s or AAA by S&P, may comprise no more than 20% of total Moody’s Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third-party credit is the sole determinant of the rating on such Municipal Obligations. Municipal Obligations issued by issuers located within a single state or territory and not rated by Moody’s or rated lower than Baa3 by Moody’s and not rated by S&P or rated lower than BBB by S&P may comprise no more than 12% of total Moody’s Eligible Assets; such Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by S&P may comprise no more than 12% of total Moody’s Eligible Assets; such BBB-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody’s or A by S&P, may comprise no more than 20% of total Moody’s Eligible Assets; such BBB, Baa and A-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody’s or AA by S&P, may comprise no more than 40% of total Moody’s Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations and Unrated Moody’s Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody’s or AAA by S&P, may comprise no more than 60% of total Moody’s Eligible Assets. Municipal Obligations which are not rated by Moody’s or S&P may comprise no more than 40% of the aggregate Market Value of Moody’s Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 40% of the aggregate Market Value of Moody’s Eligible Assets, a portion of such Municipal Obligations (selected by the Trust) shall not be considered Moody’s Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 40% of the aggregate Market Value of Moody’s Eligible Assets; provided, however, that no such unrated Municipal Obligation shall be considered a Moody’s Eligible Asset if such Municipal Obligation shall be in “default”, which term shall mean for purposes of this definition, either (a) the nonpayment by the issuer of interest or principal when due or (b) the notification of the Trust by the trustee under the underlying indenture or other governing instrument for such Municipal Obligation that the issuer will fail to pay when due principal or interest on such Municipal Obligation. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody’s Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody’s, rated A-1+/Aa or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future day, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody’s Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Municipal Preferred Basic Maintenance Amount. When the Trust purchases a Moody’s Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 and a short-term debt rating of at least P1 from Moody’s and the transaction has a term of no more than 30 days; otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset. For purposes of determining the aggregate Discounted Value of Moody’s Eligible Assets, such aggregate amount shall be reduced with respect to any futures contracts as set forth in paragraph 10(a) of Part I of this Section 12.1.

Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, “Liens”), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody’s has indicated to the Trust will not affect the status of such asset as a Moody’s Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by Massachusetts Financial Services Company, The Chase Manhattan Bank or the Auction Agent, (d) Liens by virtue of any repurchase agreement or futures contract, and (e) Liens by virtue of the transfer of such asset that is a Municipal Obligation by the Trust to a special purpose issuer that, in turn, issues floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such asset, provided that, for purposes of calculating the total market value of such asset, the accrued interest of such asset shall be derived from the accrued interest of the Inverse Floaters representing interests therein; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determine the Municipal Preferred Basic Maintenance Amount.

“Moody’s Exposure Period” shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

“Moody’s Liquidity Factor” shall equal the product, expressed as a percentage, of (i) the quotient, expressed as a percentage, of (A) the aggregate value of the Municipal Obligations that are transferred by the Trust to special purpose issuers that, in turn, issue floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such Municipal Obligations divided by (B) the total asset value of the Trust; multiplied by (ii) the quotient, measured at their time of original issuance, expressed as a percentage, of (A) the aggregate dollar amount of floating rate trust certificates or other instruments issued by the same issuer that issued, and corresponding to, the Inverse Floaters issued by the special purpose issuers referred to in clause (i)(A) of this definition divided by (B) the aggregate value calculated in clause (i)(A) of this definition; multiplied by (iii) 15%.

“Moody’s Municipal Preferred Asset Coverage” means, as of a particular date or time, sufficient asset coverage with respect to the Municipal Preferred such that the Trust has Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount as of such date or time.

“Moody’s Municipal Preferred Asset Coverage Report” means, with respect to Moody’s Municipal Preferred Asset Coverage, a report signed by the President, Treasurer, Secretary, Assistant Treasurer or Assistant Secretary of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Municipal Preferred Basic Maintenance Amount.

“Moody’s Volatility Factor” shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the “Federal Tax Rate Increase”), until the effective date of such increase, the Moody’s Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

Federal Tax Rate Increase	Volatility Factor
5%	295%
10%	317%
15%	341%
20%	369%
25%	400%
30%	436%
35%	477%
40%	525%

“Municipal Obligations” shall mean “Municipal Obligations” as defined in the Trust’s registration statement on Form N-2 as filed with the Securities and Exchange Commission on [date of Trust’s Registration Statement] (the “Registration Statement”).

“Municipal Preferred” shall mean the Municipal Auction Rate Cumulative Preferred Shares, Series T, without par value, liquidation preference $25,000 per share, of the Trust, or the Municipal Auction Rate Cumulative Preferred Shares, Series W, without par value, liquidation preference $25,000 per share, of the Trust, or both, as the case may be.

“Municipal Preferred Basic Maintenance Amount,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of Municipal Preferred (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of Municipal Preferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Municipal Preferred outstanding from such first respective Dividend

Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of Part I of this Section 12.1 with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to paragraph 4(d)(i) of Part I of this Section 12.1 with respect to shares of such series designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Shares other than Municipal Preferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of the Preferred Shares other than Municipal Preferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust’s Maximum Potential Gross-up Payment Liability in respect of shares of Municipal Preferred (and similar amounts payable in respect of other Preferred Shares pursuant to provisions similar to those contained in paragraph 3 of Part I of this Section 12.1) as of such Valuation Date; (F) only for purposes of Section 7(a)(ii) of Part I of this Article 12, the total market value of the floating rate trust certificates or other instruments corresponding to the Inverse Floaters held by the Trust as of such Valuation Date and issued by the same issuer that issued such Inverse Floaters, provided that the total market value of each such floating rate trust certificate or other instrument is calculated as the sum of (i) its principal amount and (ii) the difference of (a) the accrued interest of the municipal security or securities underlying such floating rate trust certificate or other instrument and the corresponding Inverse Floater less (b) the accrued interest of the corresponding Inverse Floater; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise the Moody’s Discounted Value or for purposes of current S&P guides, the face value of cash, short-term municipal securities rated “A-1+” or “SP-1+” and mature or have a demand feature exercisable in 30 days or less, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise S&P’s Discounted Value) of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(G).

~~“Municipal Preferred Basic Maintenance Cure Date,” with respect to the failure by the Trust to satisfy the Municipal Preferred Basic Maintenance Amount (as required by paragraph 7(a) of Part I of this Section 12.1) as a given Valuation Date, shall mean the second Business Day following such Valuation Date.~~

~~“Municipal Preferred Basic Maintenance Report” shall mean a report signed by the President, Treasurer, Controller, Secretary or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Municipal Preferred Basic Maintenance Amount.~~

“1940 Act” shall mean the Investment Company Act of 1940, as amended from time to time.

“1940 Act Cure Date,” with respect to the failure by the Trust to maintain the 1940 Act Municipal Preferred Asset Coverage (as required by paragraph 7 of Part I of this Section 12.1) as of the last Business Day of each month, shall mean the last Business Day of the following month.

“1940 Act Municipal Preferred Asset Coverage” shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding shares of Municipal Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Notice of Redemption” shall mean any notice with respect to the redemption of shares of Municipal Preferred pursuant to paragraph 11(c) of Part I of this Section 12.1.

“Notice of Special Rate Period” shall mean any notice with respect to a Special Rate Period of shares of Municipal Preferred pursuant to paragraph 4(d)(i) of Part I of this Section 12.1.

“Order” and “Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

“Outstanding” shall mean, as of any Auction Date with respect to shares of any series of Municipal Preferred, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore canceled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

“Persons” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Beneficial Owner,” with respect to shares of a series of Municipal Preferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

“Potential Holder,” with respect to shares of a series of Municipal Preferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

“Preferred Shares” shall mean the preferred shares, without par value, of the Trust, and includes the shares of Municipal Preferred.

“Rate Multiple,” for shares of a series of Municipal Preferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Percentage
“aa3”/AA- or higher	110%
“a3”/A-	125%
“baa3”/BBB-	150%
“ba3”/BB-	200%
Below “ba3”/BB-	250%

provided, however, that in the event the Trust has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the greater of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income.

For purposes of this definition, the “prevailing rating” of shares of a series of Municipal Preferred shall be (i) “aa3”/AA- or higher if such shares have a rating of “aa3” or better by Moody’s and AA- or better by Fitch~~S&P~~ or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not “aa3”/AA- or higher, then “a3”/A- if such shares have a rating of “a3” or better by Moody’s and A- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not “aa3”/AA- or higher or “a3”/A-, then “baa3”/BBB- if such shares have a rating of “baa3” or better by Moody’s and BBB- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not “aa3”/AA- or higher, “a3”/A- or “baa3”/BBB-, then “ba3”/BB- if such shares have a rating of “ba3” or better by Moody’s and BB- or better by ~~S&P~~Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not “aa3”/AA- or higher, “a3”/A-, “baa3”/BBB-, or “ba3”/BB-, then below “ba3”/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Trust shall take all reasonable action necessary to enable either ~~S&P~~Fitch or Moody’s to provide a rating for shares of Municipal Preferred. If neither ~~S&P~~Fitch nor Moody’s shall make such a rating available, Salomon Smith Barney Inc. or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of such series of Municipal Preferred, and the Trust shall take all reasonable action to enable such rating agency to provide a rating for such shares.

“Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

“Rate Period Days,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph 2(d) of Part I of this Section 12.1 or paragraph 4(b) of Part I of this Section 12.1.

“Rating Agency” shall mean, as of any date and in respect of a series of Municipal Preferred, (i) each of Moody’s and Fitch and (ii) any other nationally recognized statistical rating organization designated as a Rating Agency on such date, in each case above, only if it maintains a current credit rating for the shares of Municipal Preferred of such series on such date and the Board of Trustees has not terminated its designation as a Rating Agency.

“Rating Agency Municipal Preferred Asset Coverage” means, (i) with respect to the asset coverage specifications of Fitch, Fitch Municipal Preferred Asset Coverage and (ii) with respect to the asset coverage specifications of Moody’s, Moody’s Municipal Preferred Asset Coverage.

“Rating Agency Municipal Preferred Asset Coverage Cure Date,” with respect to the failure by the Trust to satisfy Fitch Municipal Preferred Asset Coverage or Moody’s Municipal Preferred Asset Coverage (as required by paragraph 7(a) of Part I of this Statement) as of a given Valuation Date, shall mean the second Business Day following such Valuation Date.

“Rating Agency Municipal Preferred Asset Coverage Report” means a Moody’s Municipal Preferred Asset Coverage Report, a Fitch Municipal Preferred Asset Coverage Report or a similar report to be provided to another Rating Agency, as applicable.

“Receivables for Municipal Obligations Sold” shall mean ~~(A)~~ for purposes of calculating Moody’s Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long-term debt rating of at least Baa3; and (ii) the Moody’s Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above~~, and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date~~.

“Redemption Price” shall mean the applicable redemption price specified in paragraph 11(a) or (b) of Part I of this Section 12.1.

“Reference Rate” shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of

28 Rate Period Days or fewer; (ii) the “AA” Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

“Registration Statement” has the meaning specified in the definition of “Municipal Obligations.”

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

~~“S&P Discount Factor” shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest S&P Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:~~

~~Rating Category~~
~~Exposure Period~~	~~AAA*~~		~~AA*~~		~~A*~~		~~BBB*~~		~~Unrated**~~		~~Zeros***~~
~~45 Business Days~~	~~190~~	~~%~~	~~195~~	~~%~~	~~210~~	~~%~~	~~250~~	~~%~~	~~220~~	~~%~~	~~572~~	~~%~~
~~25 Business Days~~	~~170~~		~~175~~		~~190~~		~~230~~		~~220~~		~~496~~
~~10 Business Days~~	~~155~~		~~160~~		~~175~~		~~215~~		~~220~~		~~426~~
~~7 Business Days~~	~~150~~		~~155~~		~~170~~		~~210~~		~~220~~		~~411~~
~~3 Business Days~~	~~130~~		~~135~~		~~150~~		~~190~~		~~220~~		~~388~~

~~*~~	~~S&P rating.~~
~~**~~	~~S&P Eligible Assets not rated by S&P or rated less than BBB by S&P and not rated at least the equivalent of an “A” rating by another nationally recognized credit rating agency.~~
~~***~~	~~Municipal Obligations rated AAA by S&P which are not interest bearing or do not pay interest at least semi-annually.~~

~~Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, 120% if such Municipal Obligations are rated A-1 or SP-1- by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody’s; provided, however, that any such Moody’s-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody’s-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash, options and similar instruments or to Receivables for Municipal Obligations Sold, except that S&P Discount Factors will be applied to futures; (iii) the S&P Discount Factor for Inverse Floaters shall be equal to the product of (A) the discount factor determined by reference to the table above and (B) the ratio, at their time of original issuance, expressed as a fraction, of (1) the aggregate dollar amount of floating rate trust certificates or other instruments corresponding to and issued by the same issuer as issued such Inverse Floaters to (2) the aggregate dollar amount of such Inverse Floaters; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by such other nationally recognized credit rating agency. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody’s, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.~~

~~“S&P Eligible Asset” shall mean cash (excluding any cash irrevocably deposited by the Trust for the payment of any liabilities within the meaning of Municipal Preferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold, futures, options, Inverse Floaters and similar instruments or a Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are Grant Anticipation Notes or Bond Anticipation Notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by another nationally recognized credit rating agency, is rated at least A by such agency; (iv) is not part of a private placement of Municipal Obligations (except in the case of Inverse~~

~~Floaters); (v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding; and (vi) is not subject to a covered call or covered put option written by the Trust. Solely for purposes of this definition, the term “Municipal Obligation” means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:~~

~~(1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets, and provided that Municipal Obligations (excluding Escrowed Bonds) not rated by S&P or rated less than BBB by S&P or not rated at least A by another nationally recognized credit rating agency of any one issuer or guarantor (excluding bond insurers) shall constitute S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;~~

~~(2) Municipal Obligations not rated at least BBB by S&P or not rated by S&P and not rated at least A by another nationally recognized credit rating agency shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 50% of the aggregate Market Value of S&P Eligible Assets, a portion of such Municipal Obligations (selected by the Trust) shall not be considered S&P Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 50% of the aggregate Market Value of S&P Eligible Assets;~~

~~(3) Long-term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets;~~

~~(4) Municipal Obligations which are not interest bearing or do not pay interest at least semi-annually shall be considered S&P Eligible Assets if rated AAA by S&P; and~~

~~(5) A Municipal Obligation that is transferred by the Trust to a special purpose issuer that, in turn, issues floating rate trust certificates or other instruments and corresponding Inverse Floaters that collectively evidence interests in such Municipal Obligation shall not be considered a S&P Eligible Asset.~~

~~For purposes of determining the aggregate Discounted Value of S&P’s Eligible Assets, such aggregate amount shall be reduced with respect to any futures contracts as set forth in paragraph 10(a) of Part I of this Section 12.1.~~

~~“S&P Exposure Period” shall mean the period commencing on a given Valuation Date and ending three business days thereafter.~~

~~“S&P Volatility Factor” shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.~~

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.

“Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph 1(a) of Part II of this Section 12.1.

“Special Rate Period,” with respect to shares of a series of Municipal Preferred, shall have the meaning specified in paragraph 4(a) of Part I of this Section 12.1.

“Special Redemption Provisions” shall have the meaning specified in paragraph 11(a)(i) of Part I of this Section 12.1.

“Submission Deadline” shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Submitted Bid” and “Submitted Bids” shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

“Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

“Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

“Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph 3(a) of Part II of this Section 12.1.

“Subsequent Rate Period,” with respect to shares of a series of Municipal Preferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

“Substitute Commercial Paper Dealer” shall mean ~~CS First Boston or Morgan Stanley & Co. Incorporated~~Bank of America Corp., Citigroup Inc., Credit Suisse Group AG or Morgan Stanley & Co. Inc. or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

“Substitute U.S. Government Securities Dealer” shall mean ~~CS First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated~~Goldman, Sachs & Co., Citigroup Inc., Nomura, inc. and Barclays PLC or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

“Sufficient Clearing Bids” shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

“Taxable Allocation” shall have the meaning specified in paragraph 3 of Part I of this Section 12.1.

“Taxable Equivalent of the Short-Term Municipal Bond Rate,” on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Kenny 30 day High Grade Index or any successor index (the “Kenny Index”) (provided, however, that any such successor index must be approved by Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by S&P J.J. Kenny Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code, of “high grade” component issuers selected by S&P J.J. Kenny Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax,” divided by (B) 1.00 minus the greater of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by S&P J.J. Kenny Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the greater of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal).

“Taxable Income” shall have the meaning specified in paragraph 3(c) of Part II of this Section 12.1.

“Treasury Bill” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

“Treasury Bill Rate,” on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

“Treasury Note” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

“Treasury Note Rate,” on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

“U.S. Government Securities Dealer” shall mean ~~Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc. and Morgan Guaranty Trust Company of New York~~J.P. Morgan & Co., Bank of America Corp., Royal Bank of Scotland PLC and HSBC PLC or their respective affiliates or successors, if such entity is a U.S. government securities dealer.

“Valuation Date” shall mean, for purposes of determining whether the Trust is maintaining ~~the~~ Rating Agency Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, each Business Day.

“Variation Margin” means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

“Volatility Factor” shall mean, as of any Valuation Date, the ~~greater of the~~ Moody’s Volatility Factor ~~and the S&P Volatility Factor~~.

“Voting Period” shall have the meaning specified in paragraph 5(b) of Part I of this Section 12.1.

“Winning Bid Rate” shall have the meaning specified in paragraph 3(a) of Part II of this Section 12.1.

2. Dividends.

(a) Ranking. The shares of a series of Municipal Preferred shall rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Trust.

(b) Cumulative Cash Dividends. The Holders of shares of Municipal Preferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, these By-laws and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in subparagraph (e) of this paragraph 2, and no more (except to the extent set forth in paragraph 3 of Part I of this Section 12.1), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to subparagraph (d) of this paragraph 2. Holders of shares of any series of Municipal Preferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of such series of Municipal Preferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this paragraph 2, no additional sum of money shall be payable in respect of any such arrearage.

(c) Dividends Cumulative From Date of Original Issue. Dividends on shares of Municipal Preferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d) Dividend Payment Dates and Adjustments Thereof. The Dividend Payment Dates with respect to shares of a series of Municipal Preferred shall be Wednesday, September 1, 1999 and each Wednesday thereafter with respect to shares of Series T Municipal Preferred and Thursday, September 2, 1999 and each Thursday thereafter with respect to shares of Series W Municipal Preferred; provided, however, that

(i) if the Wednesday or Thursday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on shares of such series on the first Business Day that falls prior to such Wednesday or Thursday, as the case may be; and

(ii) notwithstanding the foregoing provisions of this paragraph 2(d), the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Municipal Preferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with subparagraph (b) of paragraph 4 of Part I of this Section 12.1.

(e) Dividend Rates and Calculation of Dividends.

(i) Dividend Rates. The dividend rate on shares of Municipal Preferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation” in Part I of this Section 12.1. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

(A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

(B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with subparagraph (f) of this paragraph 2 and the Trust shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with subparagraph (f) of this paragraph 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 11(c) of Part I of this Section 12.1, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with subparagraph (f) of this paragraph 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

(C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with subparagraph (f) of this paragraph 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with subparagraph (f) of this paragraph 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ‘ba3’/BB-”); or

(D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with subparagraph (f) of this paragraph 2 or, in the event Moody’s is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with subparagraph (f) of this paragraph 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody’s is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be “Below ‘ba3’/BB-”) (the rate per annum of which dividends are payable on shares of a series of Municipal Preferred for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).

(ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of Municipal Preferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

(f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payments to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this paragraph 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph 11(c) of Part I of this Section 12.1; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Municipal Preferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (i) of this paragraph 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

(i) Dividends Paid to Holders. Each dividend on shares of a series of Municipal Preferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

(j) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on shares of a series of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k) Dividends Designated as Exempt-Interest Dividends. Dividends on shares of a series of Municipal Preferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Trust, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. Gross-up Payments.

Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, these By-laws and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a) Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as provided in paragraph 5 of Part II of this Section 12.1 (such allocation being referred to herein as a “Taxable Allocation”) solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Trust, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust’s dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Trust.

(b) Special Rate Periods of More Than 28 Rate Period Days. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Trust makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Trust shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Trust’s dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Trust.

(c) No Gross-up Payments In the Event of a Reallocation. The Trust shall not be required to make Gross-up Payments with respect to any series of Municipal Preferred with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

4. Designation of Special Rate Periods.

(a) Length of and Preconditions for Special Rate Period. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in subparagraph (b) of this paragraph 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with subparagraphs (c) and (d)(i) of this paragraph 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph 11(c) of Part I of this Section 12.1 with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating such series) and Moody’s (if Moody’s is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating such series) and Moody’s (if Moody’s is then rating such series) with such documents as either may request.

(b) Adjustment of Length of Special Rate Period. In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Wednesday that is a Business Day in the case of a series of Municipal Preferred designated as “Series T Municipal Preferred” in this Part I, or (b) a Thursday that is a Business Day in the case of a series of Municipal Preferred designated as “Series W Municipal Preferred” in this Part I, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing at the end of the immediately preceding “Rate Period” and ending (a) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T Municipal Preferred, or (b) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W Municipal Preferred.

(c) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Municipal Preferred as a Special Rate Period pursuant to subparagraph (a) of this paragraph 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Trust in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

(d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Municipal Preferred as to which notice has been given as set forth in subparagraph (c) of this paragraph 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Rate Period”) stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a Moody’s Municipal Preferred ~~Basic Maintenance Report~~Asset Coverage Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, the Trust maintains Moody’s ~~Eligible Assets~~Municipal Preferred Asset Coverage (if Moody’s is then rating such series) ~~and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount~~ as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein); or

(ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

(e) Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this paragraph 4 (and, in the case of the notice described in subparagraph (d)(i) of this paragraph 4, a Moody’s Municipal Preferred ~~Basic Maintenance~~ Asset Coverage Report to the effect set forth in such subparagraph (if ~~either~~ Moody’s ~~or S&P~~ is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this paragraph 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this paragraph 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this paragraph 4, the Trust will provide Moody’s (if Moody’s is then rating the series in question) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the series in question) a copy of such notice.

5. Voting Rights.

(a) One Vote Per Share of Municipal Preferred. Except as otherwise provided in the Declaration, this paragraph 5 or as otherwise required by law, (i) each Holder of shares of Municipal Preferred shall be entitled to one vote for each share of Municipal Preferred held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding Preferred Shares, including each share of Municipal Preferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding Preferred Shares, including Municipal Preferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each Preferred Share, including each share of Municipal Preferred, entitling the holder thereof to one vote. Subject to subparagraph (b) of this paragraph 5, the holders of outstanding Common Shares and Preferred Shares, including Municipal Preferred, voting together as a single class, shall elect the balance of the trustees.

(b) Voting For Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including Municipal Preferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including Municipal Preferred, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this paragraph 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this paragraph 5 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the Holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the term of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this paragraph 5 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this paragraph 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this paragraph 5.

(c) Holders of Municipal Preferred To Vote on Certain Other Matters.

(i) Increases in Capitalization. So long as any shares of Municipal Preferred are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of Municipal Preferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Municipal Preferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph 10(c) of Part I of this Section 12.1, the Board of Trustees, without the vote or consent of the Holders of Municipal Preferred, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody’s or ~~S&P~~Fitch is not then rating the shares of Municipal Preferred, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $120,000,000) or (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, including this Section 12.1, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such shares of Municipal Preferred to the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of Municipal Preferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of Municipal Preferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody’s or ~~S&P~~Fitch is then rating shares of Municipal Preferred and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Municipal Preferred Asset Coverage ~~or the~~, Moody’s Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, or Fitch Municipal Preferred Asset Coverage. So long as any shares of Municipal Preferred are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration or these By-laws, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including Municipal Preferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including Municipal Preferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” including Municipal Preferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this paragraph 5(c)(ii) requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Municipal Preferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and ~~S&P~~Fitch (if ~~S&P~~Fitch is then rating the shares of Municipal Preferred) of the results of such vote.

(iii) Separate Vote by Series. To the extent permitted by the 1940 Act, with respect to actions set forth in paragraph 5(c)(i) and paragraph 5(c)(ii) above (including amendment, alteration or repeal of the provisions of the Declaration of Trust or the By-Laws, whether by merger, consolidation or otherwise) that would adversely affect the rights of one or more series of Municipal Preferred (the “Affected Series”) in a manner different from any other series of Municipal Preferred, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

(d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Section 12.1 viewed by Moody’s or ~~S&P~~Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of Municipal Preferred or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from (i) Moody’s (such confirmation being required to be obtained only in the event Moody’s is rating the shares of Municipal Preferred ~~and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold and Other Issues as such terms apply to S&P Eligible Asset and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor~~) and (ii) ~~S&P~~Fitch (such confirmation being required to be obtained only in the event ~~S&P~~Fitch is rating the shares of Municipal Preferred ~~and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold and Other Issues as such terms apply to Moody’s Eligible Asset, and (y) Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period and Moody’s Volatility Factor~~) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or ~~S&P~~Fitch, as the case may be, to shares of Municipal Preferred: Deposit Securities, Discounted Value, Escrowed Bonds, Market Value, Maximum Potential Gross-up Payment Liability, Moody’s Discount Factor, Moody’s Eligible Asset, Moody’s Exposure Period, Moody’s Volatility Factor, Moody’s Municipal Preferred Asset Coverage, Moody’s Municipal Preferred Asset Coverage Report, Municipal Preferred Basic Maintenance Amount, 1940 Act Cure Date, 1940 Act Municipal Preferred Asset Coverage, Other Issues, Rating Agency Municipal Preferred Asset Coverage, Rating Agency Municipal Preferred Asset Coverage Report, Rating Agency Municipal Preferred Asset Coverage Cure Date, Receivables for Municipal Obligations Sold, Valuation Date and Volatility Factor.

~~Deposit Securities~~	~~Moody’s Exposure Period~~
~~Discounted Value~~	~~Moody’s Volatility Factor~~
~~Escrowed Bonds~~	~~1940 Act Cure Date~~
~~Market Value~~	~~1940 Act Municipal Preferred Asset Coverage~~
~~Maximum Potential Gross-up Payment Liability~~	~~Other Issues~~
~~Municipal Preferred Basic Maintenance Amount~~	~~Receivables for Municipal Obligations Sold~~
~~Municipal Preferred Basic Maintenance Cure Date~~	~~S&P Discount Factor~~
~~Municipal Preferred Basic Maintenance Report~~	~~S&P Eligible Asset~~
~~Moody’s Discount Factor~~	~~S&P Exposure Period~~
~~Moody’s Eligible Asset~~	~~S&P Volatility Factor~~
~~Valuation Date~~
~~Volatility Factor~~

In addition, the Trust may change its policies to comply with changes in rating agency requirements upon receiving written notification of such changes. Such changes will be subject to ratification by the Board of Trustees.

(e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, these By-laws or by the Declaration, the Holders of shares of Municipal Preferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f) No Preemptive Rights or Cumulative Voting. The Holders of shares of Municipal Preferred shall have no preemptive rights or rights to cumulative voting.

(g) Voting for Trustees Sole Remedy for Trust’s Failure to Pay Dividends. In the event that the Trust fails to pay any dividends on the shares of Municipal Preferred, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this paragraph 5.

(h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Section 12.1, by the other provisions of these By-laws or the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of Municipal Preferred and no share of Municipal Preferred shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph 11(c) of Part I of this Section 12.1 and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No shares of Municipal Preferred held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

(i) Notwithstanding any provision of these By-Laws to the contrary, neither the Holders of Municipal Preferred, nor the Holders of any one or more series thereof, shall be entitled to vote as a separate class with respect to any matter, if such separate class vote is prohibited by the 1940 Act.

6. 1940 Act Municipal Preferred Asset Coverage.

The Trust shall maintain, as of the last Business Day of each month in which any share of Municipal Preferred is outstanding, the 1940 Act Municipal Preferred Asset Coverage.

7. Rating Agency Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage.

(a) So long as shares of Municipal Preferred are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, ~~(i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the~~both (i) Fitch Municipal Preferred ~~Basic Maintenance Amount (if S&P~~Asset Coverage (if Fitch is then rating the shares of Municipal Preferred) and (ii) Moody’s ~~Eligible Assets having an aggregate Discounted Value equal to or greater than the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred).

(b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy ~~the~~ Rating Agency Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage specified by a particular Rating Agency, and on the third Business Day after the Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to ~~S&P~~such Rating Agency (if ~~S&P~~such Rating Agency is then rating the shares of Municipal Preferred)~~, Moody’s (if Moody’s is then rating the shares of Municipal Preferred)~~ and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of~~the Rating Agency Municipal Preferred~~) a Municipal Preferred Basic Maintenance Report~~ Asset Coverage Report called for by such Rating Agency, as of the date of such failure or such Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy of telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report.

The Trust shall also deliver ~~a Municipal Preferred Basic Maintenance Report to~~ (i) a Rating Agency Municipal Preferred Asset Coverage Report to the Auction Agent (if either Moody’s or ~~S&P~~Fitch is then rating the shares of Municipal Preferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, and (ii) ~~S&P and~~(A) a Fitch Municipal Preferred Asset Coverage Report to Fitch (if Fitch is then rating the shares of Municipal Preferred) if and when requested for any Valuation Date by Fitch or as otherwise required under the Fitch Criteria and (B) a Moody’s Municipal Preferred Asset Coverage Report to Moody’s (if Moody’s is then rating the shares of Municipal Preferred), if and when requested for any Valuation Date by Moody’s, on or before the third Business Day after such request. A failure by the Trust to deliver a Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report to a Rating Agency pursuant to the preceding sentence shall be deemed to be delivery of a Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report to such Rating Agency indicating the ~~Discounted Value for all assets of the Trust is less than the~~Trust has failed to maintain Rating Agency Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage as specified by such Rating Agency, as of the relevant Valuation Date.

(c) As frequently as requested by Moody’s (if Moody’s is then rating the shares of Municipal Preferred) ~~or S&P (if S&P is then rating shares of Municipal Preferred)~~, the Trust shall cause the Independent Accountant to confirm in writing to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s ~~(if Moody’s is then rating the shares of Municipal Preferred)~~ and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Trust determined in accordance with this paragraph whether the Trust had, at the time of such request, ~~S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) of an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount and~~ Moody’s Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred) of an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount (such confirmation being herein called the “Accountant’s Confirmation”).

(d) ~~Within~~ With respect to Moody’s ratings of the Municipal Preferred, within ten Business Days after the date of delivery of a Moody’s Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report in accordance with subparagraph (b) of this paragraph 7 relating to any Valuation Date on which the Trust failed to satisfy ~~the~~ Moody’s Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, and relating to the Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Cure Date with respect to such failure to satisfy ~~the~~ Moody’s Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, the Trust shall cause the Independent Accountant to provide to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ an Accountant’s Confirmation as to such Moody’s Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report.

(e) If any Accountant’s Confirmation delivered pursuant to subparagraph (c) or (d) of this paragraph 7 shows that an error was made in the Moody’s Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all ~~S&P Eligible Assets (if S&P is then rating the shares of Municipal Preferred) or~~ Moody’s Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Moody’s Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report to ~~S&P (if S&P is then rating the shares of Municipal Preferred),~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) and the Auction Agent ~~(if either S&P or Moody’s is then rating the shares of Municipal Preferred)~~ promptly following receipt by the Trust of such Accountant’s Confirmation.

(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of Municipal Preferred, the Trust shall complete and deliver to ~~S&P (if S&P is then rating the shares of Municipal Preferred) and~~ Moody’s (if Moody’s is then rating the shares of Municipal Preferred) a Moody’s Municipal Preferred ~~Basic Maintenance~~Asset Coverage Report as of the close of business on such Date of Original Issue. ~~Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of Municipal Preferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Municipal Preferred Basic Maintenance Amount reflected thereon.~~

(g) On or before 5:00 p.m., New York City time, on the third Business Day after ~~either (i)~~ the Trust shall have redeemed Common Shares ~~or (ii)~~, the Trust will complete and deliver (i) a Fitch Municipal Preferred Asset Coverage Report to Fitch and (ii) a Moody’s Municipal Preferred Asset Coverage Report to Moody’s as of the date of such event. In addition, on or before 5:00P.M., New York City time, on the third Business Day after the ratio of ~~the Discounted Value of S&P Eligible Assets or~~ the Discounted Value of Moody’s Eligible Assets to the Municipal Preferred Basic Maintenance Amount is less than or equal to 105%, the Trust shall complete and deliver to ~~S&P (if S&P is then rating the shares of~~ Moody’s a Moody’s Municipal Preferred~~) or Moody’s (if Moody’s is then rating the shares of Municipal Preferred), as the case may be, a Municipal Preferred Basic Maintenance~~ Asset Coverage Report as of the date of ~~either~~ such event.

8. [Reserved].

9. Restrictions on Dividends and Other Distributions.

(a) Dividends on Preferred Shares Other Than Municipal Preferred. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Municipal Preferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Municipal Preferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full).

(b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) Other Restrictions on Dividends and Other Distributions. For so long as any share of Municipal Preferred is outstanding, and except as set forth in subparagraph (a) of this paragraph 9 and paragraph 12(c) of Part I of this Section 12.1, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Municipal Preferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the ~~Discounted Value of~~ Trust satisfies Moody’s ~~Eligible Assets (if Moody’s is then rating the shares of Municipal Preferred) and S&P Eligible Assets (if S&P is then rating the shares of~~Municipal Preferred Asset Coverage and Fitch Municipal Preferred~~) would each at least equal the Municipal Preferred Basic Maintenance Amount~~ Asset Coverage.

10. Rating Agency Restrictions.

For so long as any shares of Municipal Preferred are outstanding and Fitch is rating such shares, the Trust will not, unless it has received written confirmation from Fitch that any such action would not impair the ratings then assigned by Fitch to such shares, issue additional shares of any series of Municipal Preferred or any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust.

In addition, ~~F~~for so long as any shares of Municipal Preferred are outstanding and Moody’s ~~or S&P, or both, are~~ is rating such shares, the Trust will not, unless it has received written confirmation from Moody’s ~~or S&P, or both, as appropriate,~~ that any such action would not impair the ratings then assigned by ~~such rating agency~~Moody’s to any series of such shares, engage in any one or more of the following transactions:

(a) purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the “Municipal Index”) or United States Treasury Bonds or Notes (“Treasury Bonds”) and write, purchase or sell put and call options on such contracts (collectively, “Hedging Transactions”), subject to the following limitations:

(i) the Trust will not engage in any Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust’s taking an opposite position thereto (“Closing Transactions”)), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust’s total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily open interest futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(ii) the Trust will not engage in any Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Trust’s total assets divided by $100,000 ($200,000 in the case of a two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust ~~does not have S&P Eligible Assets or~~fails to maintain Moody’s ~~Eligible Assets, as the case may be, with an aggregate Discounted Value equal to or greater than the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

(iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

(v) when the Trust writes a futures contract or option thereon, it will ~~either~~ maintain ~~an amount of cash, cash equivalents or fixed-income securities rated BBB or better by S&P or Moody’s, as the case may be for S&P purposes and~~ any liquid assets for Moody’s purposes~~,~~ in a segregated account with the Trust’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

For purposes of determining whether the Trust has ~~S&P Eligible Assets or~~maintained Moody’s ~~Eligible Assets, as the case may be, with a Discounted Value that equals or exceeds the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of ~~S&P Eligible Assets or~~ Moody’s Eligible Assets~~, as the case may be,~~ shall be reduced by an amount equal to (I) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (II) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

(b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) ~~the~~ Moody’s Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage would continue to be satisfied after giving effect to such borrowing (~~which shall mean,~~ for purposes of ~~the calculation of~~ calculating Moody’s Municipal Preferred Asset Coverage, the Municipal Preferred Basic Maintenance Amount~~, adding~~ shall mean the sum of the amount of the liability for such borrowing ~~to~~ and the calculation of the Municipal Preferred Basic Maintenance Amount under subparagraph (F) under the definition of that term in Part I of this Section 12.1) and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, “temporary purpose” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

(c) issue additional shares of any series of Municipal Preferred or any class or series of shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Trust;

(d) engage in any short sales of securities;

(e) lend securities;

(f) merge or consolidate into or with any corporation;

(g) change the pricing service (currently both Muller Data Corporation and Standard & Poor’s J.J. Kenny Evaluation Services are used by the Trust) referred to in the definition of Market Value to a pricing service other than Muller Data Corporation or Standard & Poor’s J.J. Kenny Evaluation Services; or

(h) enter into reverse repurchase agreements.

11. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of subparagraph (v) of this subparagraph (a), shares of Municipal Preferred of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) ~~shares of a series of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2)~~ unless otherwise provided herein, shares of a series of Municipal Preferred are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (~~3~~2) subject to subparagraph (ii) of this subparagraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this subparagraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii) A Notice of Special Rate Period relating to shares of a series of Municipal Preferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

(iii) If fewer than all of the outstanding shares of a series of Municipal Preferred are to be redeemed pursuant to subparagraph (i) of this subparagraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv) Subject to the provisions of subparagraph (v) of this subparagraph (a), shares of any series of Municipal Preferred may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) to the date fixed for redemption.

(v) The Trust may not on any date mail a Notice of Redemption pursuant to subparagraph (c) of this paragraph 11 in respect of a redemption contemplated to be effected pursuant to this subparagraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the ~~Discounted Value of~~Trust satisfies Moody’s ~~Eligible Assets~~Municipal Preferred Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred) and ~~the Discounted Value of S&P Eligible Assets (if S&P~~Fitch Municipal Preferred Asset Coverage (if Fitch is then rating the shares of Municipal Preferred) ~~each at least equal the~~ and would maintain both Moody’s Municipal Preferred ~~Basic Maintenance Amount, and would at least equal the~~Asset Coverage (if Moody’s is then rating the shares of Municipal Preferred ~~Basic Maintenance Amount~~) and Fitch Municipal Preferred Asset Coverage (if Fitch is then rating the shares of Municipal Preferred) immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the ~~Discounted Value of~~Trust has maintained Moody’s ~~Eligible Assets at least equals the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody’s Discount Factor herein.

(b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share of each series of Municipal Preferred plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of each series of Municipal Preferred, if the Trust fails to ~~have~~ maintain either Moody’s ~~Eligible Assets with a Discounted Value, or S&P Eligible Assets with a Discounted Value, greater than or equal to the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage or Fitch Municipal Preferred Asset Coverage, or fails to maintain the 1940 Act Municipal Preferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred, and such failure is not cured on or before the Rating Agency Municipal Preferred ~~Basic Maintenance~~Asset Coverage Cure Date or the 1940 Act Cure Date, as the case may be (the “Cure Date”). The number of shares of Municipal Preferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust’s ~~having~~ maintaining both Moody’s ~~Eligible Assets with a Discounted Value, and S&P Eligible Assets with a Discounted Value, greater than or equal to the~~ Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage and Fitch Municipal Preferred Asset Coverage or maintaining the 1940 Act Municipal

Preferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration, these By-laws and applicable law. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy ~~the~~ both Fitch Municipal Preferred ~~Basic Maintenance Amount~~Asset Coverage and Moody’s Municipal Preferred Asset Coverage or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares (and, then pro rata among each series of Municipal Preferred) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Municipal Preferred are to be redeemed pursuant to this subparagraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of Municipal Preferred pursuant to subparagraph (a) or (b) of this paragraph 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this paragraph 11 under which such redemption is made. If fewer than all shares of a series of Municipal Preferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to subparagraph (a) of this paragraph 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to make such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of subparagraphs (a) or (b) of this paragraph 11, if any dividends on shares of a series of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, these By-laws and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred shall be deemed to occur if at any time after the date specified for redemption in a Notice of Redemption the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares of which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where

(1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed shares of Municipal Preferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and shall include those shares of Municipal Preferred for which a Notice of Redemption has been mailed.

(f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of Municipal Preferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to subparagraph (c) of this paragraph 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding ~~for any purpose~~, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraphs 2(e)(i) and 3 of Part I of this Section 12.1; provided, however, that unless otherwise provided in the Fitch Criteria, such shares shall be deemed to be outstanding for purposes of calculating Fitch Municipal Preferred Asset Coverage (but not for the other purposes specified above, including with respect to the rights of Holders of shares of Municipal Preferred). Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which Holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of shares of Municipal Preferred so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h) Compliance With Applicable Law. In effecting any redemption pursuant to this paragraph 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i) Only Whole Shares of Municipal Preferred May Be Redeemed. In the case of any redemption pursuant to this paragraph 11, only whole shares of Municipal Preferred shall be redeemed, and in the event that any provision of the Declaration or these By-laws would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. Liquidation Rights.

(a) Ranking. The shares of a series of Municipal Preferred shall rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

(b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of shares of each series of Municipal Preferred then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Municipal Preferred upon dissolution, liquidation or winding up, an amount equal to the

Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distributions in same-day funds, together with any payments required to be made pursuant to paragraph 3 of Part I of this Section 12.1 in connection with the liquidation of the Trust. After the payment to the Holders of the shares of each series of Municipal Preferred of the full preferential amounts provided for in this subparagraph (b), the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Trust.

(c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of shares of Municipal Preferred upon any dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to subparagraph (b) of this paragraph 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the shares of Municipal Preferred as provided in subparagraph (b) of this paragraph 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of Municipal Preferred shall not be entitled to share therein.

(e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all of the property or business of the Trust, nor the merger or consolidation of the Trust into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this paragraph 12.

13. Miscellaneous.

(a) Amendment of this Section 12.1 to Add Additional Series. Subject to the provisions of subparagraph (c) of paragraph 10 of Part I of this Section 12.1, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Section 12.1 or required by applicable law), amend Section 12.1 to (1) reflect any amendment hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Section 12.1 without shareholder approval or (2) add additional series of Municipal Preferred or additional shares of a series of Municipal Preferred (and terms relating thereto) to the series and shares of Municipal Preferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Section 12.1.

(b) [Reserved]

(c) No Fractional Shares. No fractional shares of Municipal Preferred shall be issued.

(d) Status of Shares of Municipal Preferred Redeemed, Exchanged or Otherwise Acquired by the Trust. Shares of Municipal Preferred which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares without designation as to series.

(e) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Section 12.1 to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Section 12.1 with respect to any series of Municipal Preferred prior to this issuance of shares of such series.

(f) Headings Not Determinative. The headings contained in this Section 12.1 are for convenience of reference only and shall not affect the meaning or interpretation of this Section 12.1.

(g) Notices. All notices or communications, unless otherwise specified in these By-Laws or this Section 12.1, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

EXHIBIT 1

FITCH CRITERIA

Rating Closed-End Fund Debt and Preferred Stock

Master Criteria

This report updates and replaces the master criteria report titled “Closed-End Fund Debt and Preferred Stock Rating Criteria,” dated Aug. 17, 2009. This report primarily covers collateralized short- and long-term obligations issued by U.S. closed-end funds (CEFs) regulated by the Investment Company Act of 1940 (1940 Act).

Related Criteria

Stressed Asset Values Emphasis: The ability of a CEF to redeem debt and preferred stock is fundamentally linked to the market value of the fund’s assets, especially in times of market stress. Stress testing a CEF portfolio’s market value under a liquidation scenario to repay rated liabilities is a core element of Fitch’s rating methodology for CEFs.

Counterparty Criteria for Structured Finance Transactions, March 14, 2011

Rating Market Value Structures, Aug. 16, 2011

Global Bond Fund Rating Criteria, Aug. 16, 2011

Puerto Rico Closed-End Fund Debt and Preferred Stock, Aug. 16, 2011

Related Research

Tax-Exempt CEFs Change Leverage (ARPS Balances Reduced; New Securities Provide Flexibility), June 17, 2011

Taxable Closed-End Funds Reduce ARPS Leverage, Shift to Alternate Forms, May 25, 2011

CLOs and CEFs: A Comparison of Leveraged Loan Investment Vehicles, April 26, 2011

Tax-Exempt Closed-End Funds Weather Price Declines (Asset Coverage Remains Strong), Feb. 2, 2011

Closed-End Funds: Evolving Use of Leverage and Derivatives, Sept. 27, 2010

Closed-End Funds: Redemptions Provide Some Liquidity to Illiquid ARPS Market, Aug. 31, 2010

Analysts

Ian Rasmussen

+1 212 908-0232

ian.rasmussen@fitchratings.com

Yuriy Layvand, CFA

+1 212 908-9191

yuriy.layvand@fitchratings.com

Greg Fayvilevich

+1 212 908-9151 gregory.fayvilevich@fitchratings.com

Nathan Flanders

+1 212 908-0827 nathan.flanders@fitchratings.com

Roger W. Merritt

+1 212 908-0636 roger.merritt@fitchratings.com

Structural Protections Support Ratings: CEFs must adhere to leverage restrictions and structural features prescribed by the 1940 Act, which provide a baseline set of protections. Fitch’s criteria considers the stressed price volatility of specific asset types, all forms of on- and off-balance sheet leverage, the level of diversification, and other risk factors not fully addressed by the 1940 Act.

Discount Factors Drive Coverage: Stressed discount factors (DFs) are applied to specific portfolio assets based on the assets’ historical worst volatility. In turn, the discounted value of the portfolio provides the overcollateralization (OC) available to rated liabilities. DFs are largely unchanged in this criteria update. Notable exceptions include clarification of certain DFs, inclusion of previously released structured finance DFs, and a more conservative framework for single-state municipal CEFs.

Conservative Single-State Municipal Framework: Asset DFs have been increased by an additional 1.25x multiple for high concentrations in states rated ‘BBB’ or lower. This change is intended to compensate for the risks of holding a portfolio of assets from a state undergoing extreme financial stress. Asset price volatility and correlations may be more pronounced in such instances.

Importance of Portfolio Diversification: The criteria places heavy emphasis on the fund’s portfolio diversification to limit overall portfolio risk. Portfolio guidelines that allow for issuer, industry, municipal sector, and/or state concentrations higher than Fitch’s diversification framework will result in higher DFs and potentially lower ratings.

Capturing Economic Leverage: The Fitch OC tests seek to capture all forms of leverage – traditional and economic – utilized by CEFs. Forms of economic leverage include derivatives, tender options bonds (TOBs), and other off-balance sheet liabilities, many of which are not captured by the 1940 Act.

Recognition of Subordination Risks: The Fitch Net OC test captures the effects of subordination that may pose a risk to rated debt and preferred stock. Subordination arises from the presence of senior debt and other obligations in the fund’s capital structure, which may have a first priority on fund assets.

Dynamic Deleveraging a Key Feature: CEFs typically implement structural deleveraging mechanisms to protect investors in CEF debt and preferred stock. The deleveraging triggers are based on minimum OC ratios recalculated on a regular basis, with an allowable cure period before mandatory deleveraging takes place. Fitch’s criteria closely consider the frequency and robustness of these deleveraging mechanisms.

www.fitchratings.com	August 16, 2011

Ratings Assigned to Securities Issued by CEFs

Fitch assigns long- and short-term credit ratings to debt and preferred stock issued by leveraged CEFs, consistent with Fitch’s published ratings definitions. Ratings do not address liquidity in secondary markets.

Long-Term Ratings

The long-term credit ratings address the likelihood of full and timely payment of interest or dividends on each payment date and principal upon optional or mandatory redemption or at maturity and are based on the following:

• Structural Mechanisms: OC triggers, mandatory redemption parameters, and other structural protections for rated debt obligations.
• Capital Structure: The fund’s capital structure and sufficiency of asset coverage, according to seniority of the liabilities.
• Investment Portfolio: Evaluation of the fund’s portfolio assets with a focus on the potential market value loss under stress scenarios.
• Investment Manager Review: Qualitative assessment of the fund’s investment manager.
• Legal Considerations: Integrity of the legal structure.
Short-Term Ratings

Fitch may also assign short-term credit ratings to notes and preferred stock with maturities viewed as short-term based on market convention (typically up to 13 months) and notes and preferred stock that offer a demand feature that gives investors the right to tender the securities back to the fund or the liquidity provider on pre-specified periods or dates. In the latter case, Fitch assigns a long-term rating to the leverage to address the sufficiency of asset coverage to note and preferred investors and a short-term rating to address the strength of the put feature based on:

•        Liquidity Provider’s Obligation: Review of the terms and conditions of the liquidity provider’s obligation to purchase all debt or preferred stock tendered for sale that have not been sold on the tender date or upon certain events defined in the transaction documents, such as expiration of the liquidity agreement or downgrade of the liquidity provider below a specified threshold.

• Liquidity Provider’s Credit Strength: The credit strength of the liquidity provider or the guarantor supporting the liquidity provider’s obligation.
• Legal Considerations: The integrity of the legal structure.
Ratings Assigned to Other CEF Leverage Types

Fitch also assigns ratings to other types of financing instruments for CEFs and CEF-like fund structures. Examples include credit facilities, margin loans, and reverse repurchase agreements extended to CEFs and bespoke exchange-traded note transactions.

CEF Debt and Preferred Stock Rated Below Investment Grade

The majority of Fitch-rated CEFs seek to achieve and maintain ‘AAA’ or ‘AA’ ratings on their debt and preferred stock obligations. The baseline protections of the 1940 Act help support such rating levels. As such, Fitch does not publish DFs below the ‘BBB’ rating level. In a scenario where a CEF’s obligations are rated below ‘BBB,’ Fitch would evaluate the portfolio, the structure, and the manager on a case-by-case basis, taking into account potential future asset market value losses.

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Structural Mechanisms Support Ratings

Fitch’s criteria for CEF debt and preferred stock assess the stressed asset coverage or OC as the primary means for repaying rated debt and preferred stock. The analytical focus is on the asset pool and the structural mechanisms in place to redeem rated obligations even during a stressful market environment where no refinancing options are available. Asset liquidations and forced deleveraging are presumed to be the only means of debt repayment upon an early or mandatory redemption, as well as repayment at maturity. CEF debt and preferred stock investors therefore are exposed to risks stemming from:

• Market Risk: The general risk of declines in the market value of portfolio assets, particularly in periods of market stress such as what was experienced in 2008.

•        Liquidity Risk: The risk that a security cannot be sold quickly enough in the market to prevent a further loss or only can be liquidated at a haircut to its intrinsic value. This risk is present in the event of mandatory deleveraging or redemption following a breach of certain asset coverage ratios.

•        Leverage Risk: The risk that leverage carried by the fund will exacerbate market losses allocated to investors and, depending on the exact nature of each form of debt, may also subordinate investors of rated debt and preferred stock.

• Moral Hazard Risk: The risk that an investment manager may manage a fund’s portfolio and leverage to the benefit of common stockholders and to the detriment of debt and preferred stock investors.
OC in Times of Stress

OC is measured by evaluating the market value of collateral available to retire rated liabilities adjusted by DFs to address the possibility that market values could decline further prior to sale. The presence of market value-based OC triggers serves as the primary source of credit enhancement and protection for rated obligations. Consequently, CEFs with rated instruments maintain overcollateralization guidelines within their governing documents.

Fitch will assign ratings by analyzing how funds seek to maintain sufficient OC compared with Fitch OC tests. By maintaining a minimum standard for OC, the asset coverage tests are designed to protect CEF debt and preferred stock investors against default on principal and any accrued interest or dividends.

Mandatory Deleveraging or Redemption

Fitch’s CEF rating criteria are based on deleveraging/mandatory redemption provisions over a pre-specified and limited timeframe. Fitch views favorably any additional provisions CEFs incorporate to increase asset coverage upon breaching the tests, such as ceasing distributions to common stockholders until the OC is restored.

Fitch reviews mandatory deleveraging and other collateral maintenance provisions within transaction documents to assess whether CEFs maintain sufficient OC for debt and preferred stock for a given rating level. The period for deleveraging usually takes the form of a cure period followed by a set period for performing mandatory redemptions.

For instance, the fund is first afforded a cure period within which it may take voluntary action to bring the tests back into compliance upon a breach of either the 1940 Act or Fitch OC tests. During this period, funds may sell assets and use proceeds to deleverage the portfolio or seek a capital injection through an equity offering. Fund managers may also elect to rebalance the portfolio into more liquid, less risky assets to cure a breach of the tests. If the manager fails to

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cure a breach of a test within the prescribed cure period, the governing documents require redemption of debt and preferred stock within a predefined period in sufficient amounts to restore compliance with the failed test(s).
Exposure Period to Market Risk

The exposure period is the period of time from the last valuation date when the OC tests passed to the last allowable date when any OC test breach must be cured. The exposure period is a central factor in Fitch’s rating analysis, as it limits the maximum number of days that a CEF debt or preferred stock investor is exposed to portfolio market value declines before deleveraging and/or early redemption takes place. The average exposure period is around 40–60 business days for Fitch-rated CEFs.

The exposure period, which is specified in the fund governing documents, is calculated as the sum of the following periods:
• Valuation Period: The frequency with which the fund calculates coverage ratios to ensure it is passing the tests (typically weekly).
• Cure Period: The number of days the fund has to cure any breach before entering into a mandatory redemption period (typically 10 business days).

•        Mandatory Redemption Period: The covenanted time allotted for redeeming shares or notes, during which time funds cannot issue additional leverage or pay common stock dividends (typically 30 days). This period is set to account for mandated shareholder notification periods, auction dates, and other structural considerations.

In determining the asset DFs presented in the table on pages 7–8, Fitch calculated stressed DFs using exposure periods of between 40–60 business days. Governing documents that specify an exposure period greater than 60 business days may result in more conservative DFs being applied at a given rating level. Conversely, an exposure period under 40 business days may result in less conservative DFs at a given ratings level. Fitch will evaluate shorter exposure periods on a case-by-case basis, as shorter liquidation periods can also lead to higher losses due to periods of market illiquidity and forced selling.

Investor Actions to Enforce or Waive Deleveraging

Some closed-end fund debt and preferred stock transaction documents permit their investors to enforce or waive the fund’s deleveraging and collateral maintenance procedures when asset coverage tests are breached. Typically, a minimum number of votes by certain investor classes are needed for the actions to become effective. A waiver of the deleveraging mechanisms may extend the length of time investors are exposed to volatility in the market value of the fund’s portfolio and, thus, could put negative pressure on the ratings.

CEF OC Tests
1940 Act — Baseline Protection to Rated Debt and Preferred Stockholders

The 1940 Act does not mandate fund deleveraging upon breach of asset coverage but does restrict payments/declaration of common dividends and limits the issuance of new leverage until sufficient 1940 Act asset coverage is restored. However, fund operating documents usually include mandatory deleveraging/redemptions as a mechanism for curing a breach of the 1940 Act. Therefore, 1940 Act asset coverage ratios, as typically incorporated into fund governing documents, effectively limit the amount of leverage a fund can maintain. The 1940 Act requires a minimum OC of 200% for total debt and preferred stock leverage and a minimum asset OC of 300% for senior debt leverage. These OC tests are based on current, rather than stressed, market values.

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Fitch monitors funds’ compliance with such 1940 Act asset coverage ratios, as they are an important structural protection for investors of rated notes and preferred stock. The 200% asset coverage ratio for debt and preferred stock is typically calculated in one of two ways, both of which yield the same result:

=	[Total Assets at MV – Current Liabilitiesa]

[All 1940 Act Leverage[b] + Accrued Expenses and Fees on Leverage]
or
=	[Common Equity + All 1940 Act Leverage + Accrued Expenses and Fees on Leverage]

[All 1940 Act Leverage + Associated Accrued Expenses and Fees]

[a]Current liabilities do not include any liabilities associated with fund leverage, as recognized by the 1940 Act in Section 18. [b]1940 Act leverage only includes leverage that funds interpret to be recognized as leverage under Section 18 of the 1940 Act (e.g. preferred stock, notes, and bank facility). Other types of leverage, such as reverse repurchase agreements, mortgage dollar rolls, and noncash settled derivatives, are excluded from this test and, instead, follow asset segregation rules. For more information see Fitch Research on “Closed-End Funds: Evolving Use of Leverage and Derivatives,” dated Sept. 27, 2010, available on Fitch’s Web site at www.fitchratings.com.

The 300% asset coverage ratio for senior debt is typically calculated in one of two ways, both of which also yield the same result:

=	[Total Assets at MV – Current Liabilitiesa]

[All Senior 1940 Act Leverage[a] + Accrued Expenses and Fees on Leverage]
or
=	[Common Equity + All 1940 Act Leverage + Accrued Expenses and Fees on Leverage]

[All Senior 1940 Act Leverage + Accrued Expenses and Fees on Leverage]

[a]Senior 1940 Act leverage only includes leverage that funds interpret to be recognized as senior securities other than preferred stock under Section 18 of the 1940 Act. (e.g. notes and bank facility). Similar to the 200% test, other types of leverage such as reverse repurchase agreements, mortgage dollar rolls, and noncash settled derivatives are excluded from the 300% test and instead follow asset segregation rules. For more information, see Fitch Research on “Closed-End Funds: Evolving Use of Leverage and Derivatives,” dated Sept. 27, 2010, available on Fitch’s Web site at www.fitchratings.com.

Assigning Ratings Based Only on Investment Company Act of 1940 Asset Coverage Ratios

Fitch may rely on the leverage limits embedded in the 1940 Act when rating certain CEFs holding less volatile assets. To determine whether Fitch can rely solely on 1940 Act asset coverage ratios for assigning an ‘AAA’ rating, Fitch seeks to determine that the fund:

• Is limited to only purchasing lower risk assets.
• Has appropriate levels of issuer and industry diversification consistent with Fitch’s criteria.
• Restricts forms of leverage to those captured under the 1940 Act.
• Maintains appropriately conservative mandatory deleveraging provisions that ensure deleveraging and/or redemption of rated obligations within a 60-business-day (or less) period.

The table on page 8 shows which asset types have Fitch DFs that are lower than those implied by the 1940 Act’s asset coverage tests. These asset types may be analyzed on the basis of the 1940 Act’s asset coverage tests, subject to the caveats above. Fitch’s diversification guidelines are outlined in Diversification Framework, pages 10–14.

Fitch OC Tests: Going Beyond the 1940 Act

The asset coverage/leverage restrictions of the 1940 Act are not sufficiently conservative at higher ratings levels for many of the asset types held by CEFs. Moreover, the 1940 Act tests often do not capture certain forms of leverage.

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August 16, 2011

Fitch’s CEF rating criteria measures the OC of debt and preferred stock via the Fitch Total OC and Fitch Net OC tests (together, the Fitch OC tests). The Fitch OC tests address the potential for additional forms of leverage and more volatile asset classes. Fitch OC tests seek to measure whether the risk-adjusted market value of fund assets is sufficient to meet all principal and interest/dividends payments of debt and preferred stock upon optional or mandatory redemption. In the absence of other qualitative considerations, Fitch OC and Fitch Net OC ratios in excess of 100% are generally deemed to be consistent with the rating assigned to the debt and preferred stock.

Fitch Total OC Test: Sufficiency of Asset Coverage

Fitch evaluates a fund’s asset coverage on the basis of the Fitch Total OC test for each rated class of leverage in the fund’s capital structure. The calculation of the Fitch Total OC test includes, in the numerator, all portfolio assets discounted using Fitch DFs along with any applicable haircuts for insufficient diversification. The denominator includes all portfolio liabilities that are pari passu or are senior to that class of rated debt or preferred stock.

Fitch Total OC =	Total Net Discounted Assets at MVa

Fitch Rated Liability + Other Liabilities Pari Passu and Senior to Rated Liability

[a]Total net discounted assets at market value (MV) equal total portfolio assets at MV and accrued income, including assets held as collateral for other fund liabilities, less nonleverage liabilities that are not part of a rolling leverage strategy (such as to-be-announced (TBA) securities, futures, and forwards, among others), then discounted at the Fitch DFs in the table on pages 7–8 and adjusted as per the Fitch diversification criteria discussed on pages 10–15.

Fitch Net OC Test: Subordination Risk Protection

Fitch also evaluates a CEF’s asset coverage on the basis of the Fitch Net OC test, which is relevant if a fund has liabilities that are senior to the Fitch-rated debt and preferred stock or if it has liabilities that are secured by specific assets. The Fitch Net OC test assesses whether the fund has sufficient assets to provide asset coverage for the rated debt or preferred stock after first repaying liabilities that are legally or structurally more senior in the capital structure. The Fitch Net OC test is calculated as follows:

Fitch Net OC =	Available Net Discounted Assets[a]

Fitch Rated Liability + Other Liabilities That Are Pari Passu

[a]Available net discounted assets equals total portfolio assets at MV and accrued income minus all assets that are either held as collateral for other fund liabilities and/or subject to a first claim of a senior liability in the capital structure minus nonleverage liabilities that are not part of a rolling leverage strategy (such as TBA security rolls, futures, and forwards, among others), then discounted at the Fitch DFs in the table on pages 7–8 and adjusted per Fitch’s criteria discussed in Diversification Framework on pages 10–15.

The Fitch Net OC test may be either more or less conservative than the Fitch Total OC test and may be particularly relevant for CEFs that utilize senior bank lines, depending on the collateralization requirements. For instance, the Fitch Net OC test could be more conservative when senior bank liabilities are secured by specific assets. This may result in the remaining portfolio assets being more highly concentrated by issuer and/or industry or concentrated in terms of more volatile asset types. Fitch discounts the portfolio’s assets applying the diversification framework after subtracting any assets that are encumbered as collateral for senior obligations. Fitch will calculate available net assets after subtracting the total amount of senior liabilities if senior liabilities have a general claim on fund assets. If specific assets are encumbered or segregated, Fitch will seek to exclude these assets from the OC tests.

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Fitch DFs Reflect Assets’ Market Value Risk

Fitch’s DFs are used to calculate the Fitch OC tests. These DFs reflect each asset class’s unique price volatility based on historically observed worst-case price declines. For higher ratings levels, Fitch applied an additional stress factor multiple and a liquidity haircut to the worst-observed loss. (For more information on Fitch’s determination of asset-specific DFs, see Appendix 2: Market Value Approach to DF Development on page 20.) The DFs in many cases are higher (i.e. afford CEFs lower levels of leverage) than allowed under the 1940 Act, in some cases substantially so (see Fitch DFs tables below and on page 8). Fitch will evaluate the sufficiency of the fund’s asset coverage in the context of the Fitch OC and Fitch Net OC tests for CEFs that invest in higher risk asset classes in addition to the fund’s compliance with the 1940 Act.

Fitch Discount Factors

	Discount Factors Appropriate for Different Rating Levels of CEF Debt and Preferred Stock
Assets	AAA	AA	A	BBB
Cash and Short-Term Investments
Cash and Receivables Due in 10 Business Days or Less	1.00	1.00	1.00	1.00
Securities Rated in ‘A’ to ‘AAA’ Rating Categories; < 1 Year	1.10	1.08	1.05	1.00

U.S. Government Securities
Treasuries, Supranationals, Direct U.S. Agency Debt, and U.S. Agency-Backed MBS; 1–10 Years[a]	1.10	1.08	1.05	1.00
Treasuries, Supranationals, Direct U.S. Agency Debt and U.S. Agency MBS; >10 Years	1.25	1.20	1.15	1.10

Sovereigns
Debt of Developed Countries; 1–10 Years b c	1.15	1.10	1.08	1.05
Debt of Developed Countries; >10 Years	1.30	1.25	1.20	1.15
Debt of Emerging Countries[d]	3.10	2.40	1.75	1.50

Municipals
Obligations in ‘AAA’ or ‘AA’ Rating Categories; 1–10 Years[e]	1.20	1.15	1.10	1.08
Obligations in ‘A’ Rating Category; 1–10 Years	1.30	1.20	1.15	1.10
Obligations in ‘AAA’ Or ‘AA’ Rating Categories; >10 Years	1.45	1.35	1.25	1.20
Obligations in ‘BBB’ Rating Category; 0–10 Years	1.45	1.35	1.25	1.20
Obligations in ‘A’ Rating Category; >10 Years	1.50	1.40	1.30	1.20
Obligations in ‘BBB’ Rating Category; >10 Years	1.70	1.50	1.40	1.25
Obligations Below Investment Grade or Unrated	2.50	2.00	1.70	1.45

Corporates
Bonds, Developed Countries, in ‘AAA’ or ‘AA’ Rating Categories; 1–10 Years[f]	1.30	1.20	1.15	1.10
Bonds, Developed Countries, in ‘A’ Rating Category; 1–10 Years	1.40	1.30	1.25	1.20
Bonds, Developed Countries, in ‘BBB’ Rating Category; 0–10 Years	1.40	1.30	1.25	1.20
Bonds, Developed Countries, in ‘AAA’ or ‘AA’ Rating Categories; >10 Years	1.40	1.30	1.25	1.20
Bonds, Developed Countries, in ‘A’ or ‘BBB’ Rating Categories; >10 Years	1.65	1.50	1.35	1.25
Bonds, Developed Countries, in ‘BB’ Rating Category	1.80	1.60	1.40	1.30
Bonds, Developed Countries, in ‘B’ Rating Category	2.15	1.80	1.55	1.40
Bonds, Developed Countries, Rated ‘CCC’ or Lower or Unrated	3.70	2.55	1.95	1.60
Bonds, Emerging Countries	4.60	2.90	2.10	1.65

Convertibles
Busted Convertible Debt, Developed Countries, in ‘AAA’ or ‘AA’ Rating Categories or Unrated; 1–10 Years[f]	1.30	1.20	1.15	1.10
Busted Convertible Debt, Developed Countries, in ‘A’ or ‘BBB’ Rating Categories; 1–10 Years	1.40	1.30	1.25	1.20
Busted Convertible Debt, Developed Countries, in ‘AAA’ or ‘AA’ Rating Categories or Unrated; >10 Years	1.40	1.30	1.25	1.20
Busted Convertible Debt, Developed Countries, in ‘A’ or ‘BBB’ Rating Categories; >10 Years	1.65	1.50	1.35	1.25
Typical Convertible Debt, Typical Convertible Preferred Stock and Busted Convertible Preferred Stock, Developed Countries, Investment Grade, or Unrated[h]	1.80	1.60	1.40	1.30
Busted Convertible Debt and Busted Convertible Preferred Stock, Developed Countries, in ‘BB’ Rating Category	1.80	1.60	1.40	1.30
Busted Convertible Debt and Busted Convertible Preferred Stock, Developed Countries, in ‘B’ Rating Category	2.15	1.80	1.55	1.40
Equity Sensitive Convertible Debt and Equity Sensitive Convertible Preferred Stock, Investment Grade, or Unrated[i]	2.15	1.80	1.55	1.40
Typical Convertible Debt and Typical Convertible Preferred Stock, Below Investment Grade	2.55	2.05	1.65	1.45
Synthetic Convertible Securities[j]	—	—	—	—

aAsset category for agency-backed MBS excludes interest- and principal-only issues. bSovereign debt excludes U.S. cDeveloped countries are advanced economies, as defined by the IMF. dEmerging countries are defined as all countries not included in the aforementioned definition of developed countries. e‘AAA’ rated municipals include refunded and pre-refunded municipal bonds, backed by U.S. government collateral. fBonds category includes the collateralized bond asset class. gBusted convertible securities are defined as convertible securities having a conversion premium in excess of 70%. Conversion premium is calculated as (MV of the convertible security MV of total stock into which the security may be converted to)/MV of the convertible security). hTypical convertible securities are defined as convertible securities that have a conversion premium between 20% and 70%. iEquity sensitive convertible securities are defined as convertible securities that have a conversion premium less than 20%. jFitch will evaluate synthetic convertible securities on a case-by-case basis to determine the appropriate DF and diversification treatment. In making this determination, Fitch will review the credit rating of the issuer and put provider, the provisions on put protection and stock delta, and whether the underlying stock is trading at an equity sensitive, typical, or busted conversion premium.

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Fitch’s DFs assume a market value exposure period between 40–60 days. Fitch may determine and publicly disclose DFs for other collateral types, exposure periods, and rating stresses on a case-by-case basis. Where DFs are based on the credit rating of the portfolio asset, Fitch looks to the Fitch rating first, if available, otherwise to the lowest available rating assigned by other global rating agencies. Where only a short-term security rating is available, Fitch’s rating correspondence table, available in the Ratings Definitions page of Fitch’s Web site at www.fitchratings.com, is used to map the security’s short-term rating to a long-term rating.

Fitch Discount Factors (continued)

	Discount Factors Appropriate for Different Rating Levels of CEF Debt and Preferred Stock
Assets	AAA	AA	A	BBB
Convertibles (continued)
Busted Convertible Debt and Busted Convertible Preferred Stock, Rated ‘CCC’ or Lower or Unrated Distressed Convertible Debt and Unrated Distressed Convertible Preferred Stock, Developed Countries[i]	3.70	2.55	1.95	1.60
Equity Sensitive Convertible Debt and Equity Sensitive Convertible Preferred Stock, Below Investment Grade	4.00	2.70	2.05	1.60
Convertible Debt and Convertible Preferred Stock, Emerging Countries	5.00	3.50	2.10	1.75

Leveraged Loans
Performing U.S., Canadian, and European Union (EU) First Lien Loans Not Covenant Lightj k	1.55	1.40	1.30	1.25
Performing U.S., Canadian, and EU Second Lien and Covenant Light First	2.50	2.00	1.60	1.40
Performing U.S., Canadian, and EU Third Lien and Covenant Light Second	5.00	3.50	2.10	1.65

Equity
MLPs, RITs, and MTS, $1.5+ Billion Float-Adjusted Market Capitalization[l]	2.20	1.75	1.50	1.35
U.S. and Developed Countries, Large Capitalization[m]	2.60	2.10	1.70	1.50
U.S. and Developed Countries, Medium Capitalization, and Small Capitalization, and MLPs, RITs and MTS, with Less Than $1.5 Billion Float-Adjusted Market Capitalizationn o	4.00	2.70	2.05	1.60
Emerging and Developing Markets	5.50	3.75	2.20	1.75

Preferred Stock
Preferred Stock	2.50	2.00	1.60	1.40

Foreign Currency
Unhedged Foreign Currency Exposure, Investment-Grade Countries (In Addition to Standard Asset DFs)	1.50	1.40	1.30	1.25

Structured Securities
ABS Student Loans ‘AAA’ FFELP Non-ARS; < 10 Years[p]	1.35	1.25	1.20	1.15
CMBS Issued 2005 or Earlier: Super-Senior Tranches Rated; ‘AAA’[q]	1.45	1.35	1.25	1.20
ABS Student Loans ‘AAA’ FFELP Non-ARS; > 10 Years[p]	1.45	1.35	1.25	1.20
CMBS Issued After 2005: Super-Senior Tranches Rated ‘AAA’[q]	1.70	1.50	1.35	1.30
Non-Agency RMBS, other ABS, other CMBS, and CLOs rated ‘AAA’[r]	1.80	1.60	1.40	1.30
Non-Agency RMBS, other ABS, other CMBS, and CLOs rated ‘AA’ or ‘A’[r]	2.50	2.00	1.60	1.45

Other
All Other Assets	NC	NC	NC	NC

iDistressed convertibles have a bid price below 60% of par, as defined on page 303 of the March 2008 edition of “A Guide to the Lehman Brothers Global Family of Indices.” jPerforming loans are defined as loans that remain current on principal and interest payment obligations. kCovenant light loans are defined as loans without maintenance-style financial covenants, such as maximum leverage and minimum interest and cash flow coverage tests, which are required to be tested (and passed) each quarter or half year. Fitch’s DFs on leveraged loans are primarily derived from the performance of the U.S. leveraged loan market and reflects the jurisdictional support of creditor’s rights in the U.S. To date, this analysis has also been applicable to leveraged loans originating from Canada and the EU, which together with U.S. leveraged loans constitute the majority of investments made by Fitch-rated loan closed-end funds. However, should a marked change in jurisdictional mix and creditor’s rights take place in any of these geographical locations, Fitch will re-evaluate its DFs to reflect such data. lDefined as excluding closely held stock and cross holdings, among others, consistent with the calculation methodology of the Alerian MLP Index. Also includes publicly traded c-corps with more than 80% of assets in MLPs, RITs, and MTS. Notwithstanding this, MLPs, RITs, and MTS that are restricted from trading with 180 days or less until the first available registration date are afforded same DFs as MLPs, RITs and MTS with less than $1.5 billion market capitalization, subject to a 10% overall limit on exposure. mLarge capitalization is defined as company stock that has market capitalization equal to or more than $5 billion. nMedium capitalization is defined as company stock that has market capitalization of less than $5billion and equal to or more than $1 billion. oSmall capitalization is defined as company stock that has market capitalization of less than $1 billion. pFFELP non-ARS student loans refer to the private sector student loan programs organized through one of the U.S. federal agencies’ family education loan program. These loans have either full or almost-full support of the U.S. government, depending on vintage. Non-ARS refers to those investments that do not trade as an auction-rate security. qSuper-senior tranche refers to a tranche that has at least one other ‘AAA’ rated tranche junior to it and no other tranches senior to it in the capital structure. Furthermore, such tranche should not be on Rating Watch Negative or Rating Outlook Negative. rOther ABS includes ‘AAA’ rated obligations securitized by credit card and automobile loan receivables and student loans that are not already captured by other security-type categories in the above table. Notes: For all asset classes, asset maturity is calculated on the basis of the security’s final maturity, except for securities that contain a put provision at the security holder’s option. In such instances and for the purpose of determining the appropriate asset DF, the next available put date may be assumed to be the asset maturity date. For investments that synthetically reference diversified indices or portfolios, Fitch calculates the average credit quality needed to select the appropriate DF by: looking to the Fitch rating of each underlying security, if available, otherwise at the lowest available rating of other global rating agencies; assigning a probability of default value to each underlying security based on Fitch’s Corporate CDO Criteria; and calculating the probability-of-default weighted-average credit rating of that index/portfolio in consistency with Fitch’s report “Global Bond Fund Rating Criteria,” dated Aug. 16, 2011. MLPs – Master limited partnerships. RITs – Royalty or income trusts. MTS – Marine transportation securities. NC – No credit given unless evidence of stable market value risk can be demonstrated.

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Leverage Outside the 1940 Act

Fitch OC tests also capture leverage that falls outside the 1940 Act’s definitions of leverage. Nontraditional leverage that is excluded from the 1940 Act asset coverage tests include reverse repurchase agreements, tender option bonds (TOBs), securities lending arrangements, to be announced (TBA) security rolls, forwards, futures, total return swaps, credit default swaps, and purchased and written put and call options, among others.

The 1940 Act generally allows funds to exclude such leverage from their asset coverage tests if the leverage is fully collateralized by segregated liquid assets or if completely offsetting leverage positions exist, e.g. long and short credit default swaps referencing the same name. For more information on this topic, see Fitch Research on “Closed-End Funds: Evolving Use of Leverage and Derivatives,” dated Sept. 27, 2010, available on Fitch’s Web site at www.fitchratings.com.

The full effects of leverage as measured by the 1940 Act may be understated for funds utilizing such nontraditional forms of leverage. Fitch seeks to include all forms of leverage, whether on- or off-balance sheet for purposes of the Fitch OC tests. (For more information on how to calculate the Fitch Total OC test and Fitch Net OC test based on various types of traditional and nontraditional leverage, see Appendix 1: Fund Liabilities, page 17.)

Deferred Tax Liabilities

Most CEFs elect to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, allowing them not to pay entity-level income tax, subject to certain requirements. However, some CEFs choose to be treated as corporations to take advantage of preferred tax treatment given to certain assets, such as MLPs. As a result, these CEFs may carry deferred tax liabilities (or assets) on their balance sheets due to appreciation of portfolio securities and tax deferral on income.

Fitch treats a limited portion (10%) of a fund’s deferred tax liability as a fund liability for the purposes of calculating the Fitch OC tests. Fitch expects that, under most market stress scenarios, declines in prices of portfolio assets will eliminate the deferred tax liabilities. However, including deferred tax liabilities in the Fitch OC tests accounts for the remote risk that a portion of the liability may be realized upon sale of securities in a stressed scenario.

Refinancing Risks

CEFs can be exposed to refinancing risk when senior debt matures or is called early or when debt and term preferred stock reach maturity, forcing the fund to liquidate portfolio assets to provide for repayment. To provide for liquidity upon maturity, the transactional documents for debt and term preferred stock may require a fund to segregate assets in an amount at least equal to the amount of maturing securities and to convert the segregated assets to more liquid securities as maturity approaches. Fitch views favorably the use of such liquidity accounts and also provisions for longer termination notice periods for senior financing securities, as they may serve to minimize forced asset sales in a stressed environment and offer additional time to find alternative financing sources.

Diversification Framework

Fitch’s CEF ratings guidelines include a minimum diversification framework by issuer, municipal sector, or corporate industry, and by state. Fitch developed its DFs for various asset classes based on an analysis of historical price declines and volatility of various indices. As a result, the DFs implicitly assume that the CEF portfolio being evaluated is sufficiently diverse, consistent with Fitch’s diversification framework.

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1940 Act Diversification Guidelines

The 1940 Act provides a baseline diversification framework. CEFs regulated under the 1940 Act may elect to register as a diversified or a nondiversified company, both with respect to single issuer and industry/sector concentration. The issuer concentration guidelines of the 1940 Act permit diversified funds to invest up to 5% in a single issuer for up to 75% of their portfolio and allow up to 25% in a single issuer (also known as the Safe Harbor provision). The corporate industry and municipal sector concentration guidelines permit funds to register as diversified and subject their portfolios to a 25% concentration limitation per industry or municipal sector. Alternatively, CEFs may elect to operate as nondiversified CEFs and concentrate their holdings in a particular industry/sector. The nondiversified status is utilized primarily by sector funds, such as real estate- and energy-sector CEFs.

Fitch’s Diversification Framework

Fitch views the 1940 Act diversification framework as insufficient for ratings obligations of CEFs. Fitch’s CEF rating criteria includes a diversification framework that goes beyond the 1940 Act, addressing concentration risk relative to issuers, corporate industries, municipal sectors, and concentrated CEFs, including single-state municipal CEFs.

Issuer Diversification

Fitch’s criteria captures issuer concentration risk for purposes of calculating the Fitch OC tests. Fitch excludes the market value of any single-issuer holdings in excess of the concentration framework when calculating the Fitch Total and Net OC tests. Issuer concentration for corporate obligors is calculated as the sum of debt and equity securities issued by an entity on a consolidated basis, rolled up to the holding company level, if applicable.

Fitch Corporate Issuer Diversification Guidelines
Obligor	Maximum Amount Eligible for Fitch OC Tests (%)[a]
Largest Obligor	10	[b]
Next Five Largest Obligors	5
All Other Obligors	3

[a]On a case-by-case basis, Fitch may raise its issuer concentration thresholds for funds where Fitch rates the issued debt or preferred stock below investment grade, since such rating already reflects, to an extent, the increased risk associated with the idiosyncratic risk in the fund’s portfolio. [b]On a case-by-case basis, Fitch may raise its issuer concentration thresholds for exposure to broadly diversified investment portfolios or holding companies. Notes: It is not uncommon for some fund managers to invest in other diversified funds, indices, or investment vehicles. In such cases, Fitch’s single obligor guidelines may not apply. For restricted MLPs, RITs, and MTS securities, up to 10% aggregate exposure may be counted toward the Fitch OC tests. Any excess exposure is not eligible for credit. In cases where an obligor is in excess of these guidelines and the fund’s exposure is to multiple securities, Fitch excludes the market values of securities with the highest DF first.

The issuer diversification framework for municipal CEFs is similar, with the exception of state-level GO bonds and other issues backed by state-level taxing authority. For ‘AAA’ rated CEF obligations, state-level GO obligations have a maximum issuer guideline of 20%. This is intended to promote an appropriate amount of portfolio diversification without creating an incentive for portfolios to diversify away from what is traditionally the most creditworthy and liquid of municipal issuances from within a given state.

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Concentration for municipal obligors is aggregated on the basis of the revenue source supporting repayment. For example, all general obligation bonds of a particular city are aggregated to calculate issuer concentration.

Fitch Municipal Issuer Diversification Guidelines
	Maximum % Eligible for Fitch OC Tests[a]
	AAA	AA	A	BBB
State-Level General Obligations and Other Municipal Issues Backed by State-Level Taxing Authority	20	40	60	80
Largest Obligor[b]	10	10	10	10
Next Five Largest Obligors	5	5	5	5
All Other Obligors	3	3	3	3

[a]On a case-by-case basis, Fitch may raise its issuer concentration thresholds for funds where it rates the issued debt or preferred stock below investment grade, since such rating already reflects, to an extent, the increased risk associated with the idiosyncratic risk in the fund’s portfolio. Reflects maximum concentrations at a given rating stress for debt or preferred obligations issued by CEFs. [b]Excluding state-level general obligation and other municipal issues backed by state-level taxing authority, on a case-by-case basis, Fitch may raise its issuer concentration thresholds for exposure to broadly diversified investment portfolios or holding companies. Notes: In cases where an obligor is in excess of these guidelines and the fund’s exposure is to multiple securities, Fitch excludes the market values of securities with the highest DF first.

Corporate Industry and Municipal Sector Diversification

Fitch also applies a 25% concentration threshold to corporate industries and municipal sectors. Any exposure in excess of 25% is discounted at a higher DF to account for increased concentration risks. Specifically, the DF applied to municipal assets in excess of the 25% industry/municipal sector diversification guidelines are increased by an additional 1.1x or 1.25x, depending on the state GO ratings. The DF multiple for corporate industry concentrations above 25% is 1.5x.

Corporate Industries for Purposes of Determining Funds’ Single-Industry Exposure[a]

Industries Subject to 25% Threshold Per Fund
Aerospace and Defense	General Retail
Automobiles, Building and Materials, Chemicals	Healthcare
Banking, Finance, and Insurance	Industrial/Manufacturing
Broadcasting, Media, and Cable	Lodging and Restaurants
Business Services	Metals and Mining
Computer and Electronics, Telecommunications	Packaging and Containers
Consumer Products	Paper and Forest Products
Energy (Oil and Gas)	Pharmaceuticals
Environmental Services	Real Estate
Farming and Agricultural Services	Sovereigns
Food and Drug Retail	Textiles and Furniture
Food, Beverage, and Tobacco	Transportation and Distribution
Gaming, Leisure, and Entertainment	Utilities (Power)
[a]Based on Fitch corporate CDO criteria.

Municipal Sectors for Purposes of Determining Funds’ Single-Sector Exposure

Sectors Subject to 25% Threshold[a]
Pre-Refunded/Escrowed	Municipal Essential Service Revenue[c]
General Obligation and Lease/Appropriation Backed	Transportation Revenue
Special Tax Backed	Corporate Backed[d]
Healthcare Revenue[b]	Housing Revenue
Higher Education Revenue

[a]Investments in bonds that have been pre-refunded or escrowed to maturity and in bonds that are backed by state-level general obligation are exempt from the 25% threshold. [b]Includes hospitals, nursing, and senior care facility bonds, among others. [c]Includes power, water, and sewer bonds, among others. [d]Includes tobacco bonds, investor-owned utilities, and industrial development bonds, among others.

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The particular multiples Fitch applies to DFs on the basis of portfolio concentration were derived by comparing the performance of broad market indices to indices concentrated in particular corporate industries and municipal sectors and states.

Summary of Industry Diversification Guidelines for Taxable CEFs

Treatment for Exposure in Excess of 25% to a Single Corporate Industry

Additional 1.5x Multiple to Applicable Asset DF

Note: In instances where a fund has concentration in excess of 25%, Fitch’s diversification framework applies the DF multiple on a pro rata basis across all instruments within such a group.

Certain indices utilized by Fitch to derive DFs, such as and the Merrill Lynch Preferred Stock indices for preferred stock securities and the Alerian MLP Index for equity securities issued by MLPs, are inherently sector concentrated. As such, the worst-case losses and resultant DFs already include a concentration element. Therefore, Fitch does not apply an additional DF multiple with respect to preferred stock securities or securities issued by MLPs, RITs, or MTS.

Single-State Municipal CEFs Pose Added Risks

Fitch’s CEF criteria consider the inherent concentration risks presented by single-state CEFs, which typically invest 75%-100% of assets in a single state. For single-state concentrations above 25%, Fitch applies a DF multiple of 1.1x for securities of issuers located in a single state rated at least ‘BBB’ and 1.25x for issuers located in a state rated below ‘BBB’. This is intended to capture the increased likelihood of price volatility and correlation between portfolio assets from a single state under credit stress, which may be exacerbated by headline risk and/or forced selling.

Summary of Sector/State Diversification Guidelines for Tax-Exempt CEFs[a]
State General Obligation Rating	Treatment for Exposures in Excess of 25% to a Single Municipal Sector[b]	Treatment for Exposures in Excess of 25% to a Single State
BBB or Higher	Additional 1.1x Multiple to Applicable Asset DF	Additional 1.1x Multiple to Applicable Asset DF
BBB- or Lower	Additional 1.1x Multiple to Applicable Asset DF	Additional 1.25x Multiple to Applicable Asset DF

[a]This table summarizes sector/state diversification guidelines that are applicable to municipal CEFs. Other general guidelines, such as the issuer diversification framework, continue to apply. [b]Excludes state-level general obligation bonds and issues backed by state-level taxing authority. Note: In instances where a fund has concentration in excess of 25%, Fitch’s diversification framework applies the DF multiple on a pro rata basis across all instruments within such a group.

Asset Market Depth an Important Consideration

The depth and diversity of a given asset class is an important consideration in Fitch’s analysis of CEFs’ portfolios and the liquidity of underlying assets. Assets in a market with a homogenous or overly concentrated investor base may be less liquid, particularly in periods of stress where such investors may experience simultaneous selling pressures. For example, an asset market with significant open-end fund and CEF composition could be exposed to a downward spiral of pricing pressure as CEFs simultaneously hit liquidation triggers and/or open-end funds experience redemption pressure due to NAV declines.

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Other Rating Considerations

Early Debt and Preferred Stock Redemptions

Historically, CEFs have made prepayments or early redemptions of outstanding securities at par or full liquidation preference. More recently, some CEFs have elected to make tender offers to repurchase outstanding ARPS at a price below their full liquidation preference as a means to offer ARPS investors partial liquidity.

Fitch typically does not view such tender offers at a price less than par or full liquidation amount as a distressed debt exchange leading to a restrictive default, provided that the redemption is fully discretionary to investors and is not coercive. On the other hand, Fitch may consider a tender offer coercive if the securities were not redeemed in cash and/or if the fund announced that the interest or dividend rate is lowered for securities that are not tendered. For more information on this topic, see Fitch Research on “Closed-End Funds: Redemptions Provide Some Liquidity to Illiquid ARPS Market,” dated Aug. 31, 2010, available on Fitch’s Web site at www.fitchratings.com.

Prepayment Premiums and Make-Whole Amounts

Transaction documents of certain CEF liabilities at times incorporate a variable make-whole amount that is required to be paid to investors as a result of a breach of asset coverage tests. The increased payment may put additional pressure on the CEF’s ability to restore appropriate levels of asset coverage and/or redeem obligations. Therefore, Fitch includes any make-whole amount dictated by transaction documents for purposes of calculating the Fitch asset coverage tests. Fitch may also elect to apply an additional stress factor in a higher and/or more volatile interest rate environment.

Similar to make-whole amounts, fixed prepayment premium obligations are also added to total principal and accrued expenses when grossing up the fund’s total liabilities for purposes of calculating the Fitch OC tests. Given the fixed and pre-specified nature of the potential liability to the fund, no additional stress beyond the prepayment premium amount is applied.

Some CEF liabilities have a make-whole provision that is enacted solely in the event of a voluntary and optional prepayment of the notes at the discretion of the fund and is not applicable in the event of an early redemption due to a breach of the fund’s asset coverage/deleveraging tests. In such instances, Fitch makes no adjustments in calculating Fitch OC tests.

Evaluating Counterparty Risk

Fitch evaluates counterparty risk arising from funds’ over-the-counter derivative positions when assigning ratings to CEF liabilities. The effectiveness of hedges and the value of speculative positions are linked to the performance of the derivative counterparty.

To evaluate counterparty risk, Fitch reviews the structure of the transaction and credit risk of the counterparty in comparison to Fitch’s criteria, as noted in “Counterparty Criteria for Structured Finance Transactions,” dated March 14, 2011, available on Fitch’s Web site at www.fitchratings.com. Fitch looks to a minimum Fitch long-term issuer default rating (IDR) of ‘A’ and a minimum short-term IDR of ‘F1’ of the swap counterparty to support notes and preferred stock ratings in the ‘AA’ category or higher. If sufficient collateral is posted, the criterion is extended to counterparties rated a minimum of ‘BBB+’ and ‘F2’.

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For purposes of calculating the Fitch Total and Net OC Tests, Fitch does not include any collateral posted by funds’ counterparties in nonhedging derivative transactions as part of the tests’ numerator because such amounts are already reflecting in Fitch’s treatment of derivatives described in Appendix 1. On the other hand, Fitch includes any assets posted by the fund to a counterparty as part of the Fitch Total OC Test numerator, subject to appropriate DFs.

For other counterparty transactions such as securities lending arrangements, counterparty concentration remains a risk regardless of the market value of the transaction. In securities lending arrangements, securities lent are typically handled by the same counterparty that retains the cash collateral received, exposing the fund to risk of loss on both the securities lent and the cash collateral. Fitch will assess such risk on a case-by-case basis, evaluating whether cash collateral is held by a bankruptcy-remote entity apart from the counterparty, and calculating the Fitch Net OC test by subtracting the higher of discounted cash collateral received or the discounted securities lent from the numerator.

Implementation of Structural Mechanisms

Historically, CEF governing documents incorporated most, if not every, aspect of the rating criteria that prevailed when the fund was originally rated. However, the absence of detailed descriptions of Fitch’s CEF rating criteria, including asset-specific DFs, will not on its own have adverse rating implications, provided that the fund maintains sufficient deleveraging mechanisms and adheres to guidelines that are conservative compared with Fitch’s current rating criteria. From the perspective of the investor and the fund manager, Fitch believes this offers greater transparency and easier implementation of any future criteria changes.

Stress Testing as Part of the Analysis

Fitch may conduct stress tests on CEF portfolios in cases where the fund’s structure and/or portfolio guidelines differ from Fitch’s criteria at a given ratings level. Stress tests contemplate worst case scenarios to ensure the assigned rating can withstand adverse changes in the fund’s profile. For example, the tests may model migration in the fund’s portfolio composition and leverage to the limits of the fund’s operating and investment guidelines.

For municipal CEFs, additional stress tests may include the instantaneous credit migration of financial guarantors providing financial guarantee insurance to portfolio securities or the instantaneous decreases in the prices of unrated and/or below investment-grade portfolio assets, among others.

Information Used to Determine a Rating

In issuing and maintaining its ratings, Fitch relies on factual information it receives from issuers and underwriters and from other sources the rating agency believes to be credible. Fitch conducts a reasonable investigation of the factual information relied on by it in accordance with its rating methodology and obtains reasonable verification of that information from independent sources, to the extent such sources are available for a given security or in a given jurisdiction. Issuers may choose not to share certain information with external parties, including rating agencies, at any time. While Fitch expects that each issuer that has agreed to participate in the rating process, or its agents, will supply promptly all information relevant for evaluating both the ratings of the issuer and all relevant securities, Fitch neither has, nor would it seek, the right to compel the disclosure of information by any issuer or any agents of the issuer.

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Investment Manager Review

Fitch assigns ratings at the request of investors or fund management and after reviewing all pertinent material and conducting an on-site manager review. Fitch performs a manager evaluation on a pass/fail basis. A failed review would likely preclude Fitch from assigning ratings in the case of a review for a new rating or lead to negative rating pressure in the case of an existing rating. Fitch’s initial and ongoing reviews of CEFs encompass an analysis of the following areas:

• Investment Policies and Procedures: Sector overview, sector allocation and diversification, portfolio strategy construction and target composition, use of derivatives, and asset liquidity.
• Operations: Asset pricing and portfolio valuation, fair value pricing procedures, trading and settlement trade, reconciliation, and technology support.

•        Legal and Compliance: Regulatory compliance, including compliance with the fund’s governing documents on the 1940 Act and Fitch OC tests, SEC examinations, board of directors structure and independence, and external and internal audits.

• Organization: Organizational and management structure, assets by amount and type under management, key personnel experience and track records, product marketing, and distribution.

The on-site review includes meetings with the portfolio management team and related personnel. During the on-site review, the company has an opportunity to present information on its history, ownership structure, business plans, and investment strategies, as well as demonstrate its credit selection and portfolio monitoring capabilities. Fitch also evaluates the appropriateness of the alignment of interests between the fund manager and the rated note and preferred stock investors. The organization is asked to provide information on its operating processes, related technologies, controls, and staffing resources.

Investment Manager Replacement

Due to the importance of the investment manager to a CEF’s operations, Fitch reviews the legal framework for replacement of the investment manager in cases of a bankruptcy or insolvency of the manager, or otherwise in an event the manager cannot perform its duties. The 1940 Act sets forth parameters to govern the manager’s advisory relationship with a CEF, providing for the timely replacement of an investment manager. Fitch anticipates that the fund’s board of directors, acting in its fiduciary duty, would reassign the manager’s advisory responsibilities on determining that the manager is unable to perform them.

Surveillance
Fitch monitors fund compliance with Fitch OC and 1940 Act tests as follows:

•        Weekly, funds internally calculate the Fitch OC and 1940 Act tests. If the resultant ratios are less than 5% above the minimum passing threshold (e.g. 105% for a Fitch OC tests and 210% for a 1940 Act test for preferred stock), Fitch expects CEF managers to notify the fund analyst so a more frequent dialogue can be held as necessary.

• At least monthly, funds calculate and provide Fitch with updated portfolio holdings and Fitch OC and 1940 Act test results.

•        Fitch typically performs a review of each rated fund and its investment manager annually. The review includes assessing the fund’s adherence to its stated investment objectives and constraints, net asset value performance, and recent asset coverage ratios; an evaluation of the alignment of interests between the fund manager and the rated note and preferred stock investors; and a discussion with the fund manager to determine future investment strategies, plans, and other forms of research.

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• In periods of heightened credit and/or liquidity stress, Fitch reserves the right to initiate more frequent/detailed surveillance procedures.

The regular reporting of asset coverage tests and updated portfolio holdings to Fitch by the fund manager and/or administrator is central to Fitch’s surveillance process and critical to maintaining the outstanding ratings on CEF debt and preferred stock. Failure to receive this information in a timely manner may result in negative rating actions and/or the withdrawal of assigned ratings.

To facilitate standardized reporting of fund information and to assist in the adoption of the new criteria and weekly testing, Fitch has developed a reporting template. The Microsoft Excel-based template includes a coverage page that summarizes the fund’s assets, liabilities, and relevant asset coverage ratios and a portfolio holdings page, with built-in formulas for determining asset DFs and diversification guidelines. Parties interested in receiving a copy of the reporting template may contact any of the analysts listed on page 1.

In addition to the information and analysis provided by the funds, Fitch performs its own internal analysis to support ratings surveillance. First, to assist in developing a current credit opinion for each fund and to measure up-to-date performance for all rated CEF debt and preferred stock, Fitch will internally calculate a 1940 Act ratio on a regular basis to gauge portfolio volatility between monthly surveillance reports. The internal monitoring serves as a trigger point for further dialogue with managers and helps Fitch verify performance figures noted in the monthly/weekly surveillance reports received from funds. Fitch also periodically monitors ongoing asset price movements to ensure DFs remain appropriate.

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Appendix 1: CEF Liabilities

Treatment of Fund Liabilities for Fitch OC Test Calculations

Fitch OC Tests for Rated Debt or Preferred Stock
	Fitch Total OC Test		Fitch Net OC Test
Column 1	Column 2	Column 3	Column 4	Column 5
Treatment of Nonrated Liabilities in Fund’s Capital Structure	Numerator	Denominator	Numerator	Denominator
Current Liabilities	– Current liabilities that will settle within 10 days (does not include rolled securities, forwards, futures, and other leverage instruments)	No adjustments	+ Amount in column 2	No adjustments
Notes or Preferred Stock (Subordinate to Rated Liability)	+Discounted MV of reinvested assets	No adjustments	+ Amount in column 2	No adjustments
- Any earmarked asset collateral MV for the liabilities
Notes or Preferred Stock (Pari Passu to Rated Liability)	+ Discounted MV of reinvested assets	+ Outstanding liability	+ Amount in column 2	+ Outstanding liability
		+accrued interest and fees	- Any earmarked asset collateral MV for the liabilities	+ accrued interest and fees
Notes or Preferred Stock (Senior to Rated Liability)	+ Discounted MV of reinvested assets	+ Outstanding liability	+ Amount in column 2	No adjustments
		+accrued interest and fees	- Any earmarked asset collateral MV for the liabilities; if no earmarked collateral, then – column 3
Bank Credit Facilities	+ Discounted MV of reinvested assets	+ Outstanding liability	+ Amount in column 2	No adjustments
		+ accrued interest and fees	– Any earmarked asset collateral MV for the liabilities; if no earmarked collateral, then - column 3
ABCP Conduit Financing Facilities	+ Discounted MV of reinvested assets	+ Outstanding liability	+ Amount in column 2	No adjustments
		+accrued interest and fees	– Any earmarked asset collateral MV for the liabilities; if no earmarked collateral, then - column 3
Reverse Repurchase Agreements	+ Discounted MV of reinvested assets	+ Outstanding liability	+ Amount in column 2	No adjustments
		+ accrued interest and fees	– Any earmarked asset collateral MV for the liabilities;
Floating Rate Certificates of Tender Option Bonds (TOB) — corresponding to any inverse floaters (residuals) held by the fund	+ Discounted MV of reinvested assets	+ Note liability; +accrued interest and fees	+ Amount in column 2	No adjustments
	+ Discounted MV of bond in TOB subject to an additional 10% haircut		– Bond collateral MV held in TOB trust
Securities Lending	+ Discounted MV of securities lent	+ Liability due upon return of securities	+ Amount in column 2	No adjustments
	+ Discounted MV of collateral held for securities lent		– Amount in column 3
Security Rolls (e.g. Mortgage Dollar Rolls)	+ Discounted MF of referenced assets	+ Liability due on settlement date	+ Amount in column 2	No adjustments
– Amount in column 3
Futures and Forwards, Long (includes eurodollar, euribor and UK 90 day futures, “Money Market Futures”)	+ Discounted MV of referenced assets	+ Liability due on settlement date	+ Amount in column 2	No adjustments
	+ Discounted MV of collateral held		– Amount in column 3
Futures and Forwards, Short (includes money market futures)[a]	+ Amount receivable on settlement date	+ Referenced asset MV multiplied by 1 + [1 – (1/DF)]	+ Amount in column 2	No adjustments
	+ Discounted MV of collateral held		– Amount in column 3
Securities Sold Short[a]	+ Discounted MV of reinvested assets	+ MV of Securities Sold Short multiplied by 1 + [1 – (1/DF)]	+ Amount in column 2	No adjustments
	+ Discounted MV of collateral held		– Amount in column 3
Interest Rate Swaps (Long, Receive Fixed and Pay Floating)	+ Discounted value of (swap notional ± MV of fixed-rate leg)	+ Swap notional	+ Amount in column 2	No adjustments
– Amount in column 3
Interest Rate Swaps (Short, Receive Floating and Pay Fixed)	+ Swap notional	+ Swap Notional ± 1 + [1 -	+ Amount in column 2	No adjustments
		(1 /DF)]	– Amount in column 3
Total Return Swaps (Long)	+ Discounted referenced assets MV	+ (Referenced asset MV - equity stake or collateral put up)	+ Amount in column 2	No adjustments
– Amount in column 3
Credit Default Swaps (Long Credit, Protection Seller)	+ Discounted (CDS notional ± MV)	+ CDS notional	+ Amount in column 2	No adjustments
	+ Discounted MV of assets’ reinvested proceeds or assets segregated as a result of entering into the position (such as received upfront fee and any collateral held)		– Amount in column 3

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Treatment of Fund Liabilities for Fitch OC Test Calculations (continued)

Fitch OC Tests for Rated Debt or Preferred Stock
	Fitch Total OC Test		Fitch Net OC Test
Column 1	Column 2	Column 3	Column 4	Column 5
Treatment of Nonrated Liabilities in Fund’s Capital Structure	Numerator	Denominator	Numerator	Denominator
Credit Default Swaps (Short Credit, Protection Buyer)	+ Lower of 0 or (CDS MV – present value of future payments)	No adjustments	+ Amount in column 2	No adjustments
Deferred Swaps	Same as active swaps	Same as active swaps	Same as active swaps	Same as active swaps
Put Options (Purchased)	+ Max {0, (Strike price – Reference Asset MV x [1 + (1 – (1/DF))] }	No adjustments	+ Amount in column 2	No adjustments
Call Options (Purchased)	+ Max {0, (Reference Asset MV/ DF) – Strike Price}	No adjustments	+ Amount in column 2	No adjustments
Put Options (Written)	+ Min {0, (Reference Asset MV/ DF) – Strike Price}	No adjustments	+ Amount in column 2	No adjustments
Call Options (Written)	+ Min {0, (Strike price – Reference Asset MV x [1 + (1 – (1/DF))] }	No adjustments	+ Amount in column 2	No adjustments
Any On- and Off-Balance Sheet Liabilities Not Addressed Above	Case-by-case basis	Case-by-case basis	Case-by-case basis	Case-by-case basis

aFitch considers naked short selling as a form of leverage. Naked short selling is economically similar to a short future or forward contract, except the asset value recovered on the date of unwind/call is unknown in advance because it is driven by the value of the reinvested assets on that date. Whereas in a short future or forward contract, the value received on date of contract expiration is known in advance. As a general matter, Fitch will evaluate the use of naked short selling on a case-by-case basis, paying particular attention to issuer and industry concentration added by the positions in the context of the overall portfolio. Note: derivative positions that are used to hedge portfolio assets should first be netted before determining any net long or short derivative exposure. Treatment for any net derivative exposure (an amount not used to hedge or offset other derivatives or portfolio assets) is described in the table above. Appropriate DFs from the Fitch DFs table on pages 7–8 apply where noted. Derivatives referencing money market indices, such as the three-month LIBOR rate, three-month Euribor rate, and the UK 90-day rate would utilize a DF of 1.01.

Rating Closed-End Fund Debt and Preferred Stock	19
August 16, 2011

Appendix 2: Market Value Approach to DF Development

Fitch has developed DFs through historical worst-loss stress testing, an approach that is consistent with its criteria as detailed in the criteria report “Rating Market Value Structures,” dated Aug. 16, 2011, available on Fitch’s Web site at www.fitchratings.com. To reflect the dynamic and diverse nature of CEF portfolios, Fitch has developed specific DFs for common asset types.

Discounted portfolio assets are used as the numerator for the Fitch OC tests and are calculated by dividing current portfolio market value by the appropriate DF for each asset type. DFs are not intended to provide a static view of asset performance, rather they express current views of potential market value loss through current economic conditions and the credit cycle. Fitch will perform a periodic review of DFs using the methodology described in this criteria report. Fitch’s determination of asset DFs was primarily based on worst-loss events experienced by each asset class. Therefore, even if future analysis indicates more positive and/or stable asset performance than implied in the currently presented DFs, Fitch may leave the DFs unchanged.

Fitch established DFs through determination of the appropriate asset categorization, quantitative analysis, and modeling of historical asset price movements, as well as other qualitative considerations.

Categorization of Asset Classes

Fitch reviewed major asset classes within the CEF investable universe and assigned asset groups differentiated by type and exhibited magnitude of market value risk (for a list of Fitch-identified asset classes, see the table on pages 7–8). This approach segregated assets by sector, subordination in the issuer’s capital structure, domicile, credit rating, and duration. Market-based characteristics, such as price or spread measures, were not utilized when segregating assets into distinct categories for the purposes of assigning asset DFs. The grouping of asset types is intended to strike an appropriate balance between differences in market value performance of asset subclasses and the diminishing benefit of overly specific classification (due to the correlation of similar assets and the challenges a more expanded approach would bring to implementation by funds). Assigning portfolio assets to broader groups is intended to allow funds to allocate DFs and perform the Fitch OC tests in an efficient and transparent manner.

Quantitative Analysis and Modeling

For each asset class, Fitch constructed a base case stress based on historical index performance and considered the volatility and liquidity of the given index. The base case stress was then converted into an expected loss at each rating level by multiplying the base case stress by a representative factor for higher rating stress scenarios.

Volatility

Fitch’s analysis of a given asset category was based on observation of the worst-case price decline experienced by the index, given a rolling 45-business-day exposure period. The analysis used historical price data drawn from an asset’s representative index. Qualified indices typically had at least 10 years of available data. The starting dates for the index data varied but in all cases included the financial crisis of 2008 and ended in June 2011. At times,

Rating Closed-End Fund Debt and Preferred Stock	20
August 16, 2011

Fitch used multiple indices for its analysis, looking at both price volatility and index constituents. Representative indices for each asset class were selected on the basis of the best fit between the index constituents. Factors Fitch considered in determining robustness included frequency of data points, length of pricing history, inclusion of multiple stress periods and business cycles, and appropriateness of data series for the asset category under consideration. Examples of indices used include the S&P 500 Index, as a proxy for historical price volatility of U.S. large cap common stock; the Alerian MLP Index, for MLPs; the LSTA Leveraged Loan Index, for first lien leveraged loans; and the Lehman Intermediate Corporate Index, for U.S. investment-grade corporate debt that matures in less than 10 years.

As an added measure of conservatism, in certain instances, Fitch increased historically observed worst losses if the asset class had experienced its worst 45-business-day loss within the preceding six months. This was intended to address the uncertainty of potential further price declines in the near future. The size of the increase was based on the timing of the observed worst loss and the degree of historical volatility experienced by the index.

Liquidity

Fitch views market liquidity in periods of stress to be particularly relevant to ensure deleveraging mechanisms work as intended. Therefore, Fitch constructed separate liquidity stresses based on observations of stressed liquidations and discussions with various internal sector analysts and external market participants. The amount of liquidity adjustments varied by asset type; for example, publicly traded equities received no additional liquidity haircut given the deep, established market for such securities.

Overall, Fitch made an assessment of an asset’s liquidity profile based on factors such as:

•      Market size.

•      Market volumes (current and historical).

•      Bid/offer spreads, both in regular and stressed markets.

•      Observed liquidation prices during periods of stress.

•      Breadth and diversity of investors.

•      Size of issuance.

•      Transparency of the issuer.

•      Assessment of normal and large block trading sizes.

•      Depth of market making and stability in times of stress.

Expected Loss

A base case stress was calculated for each asset class as the sum of the worst loss plus any illiquidity adjustment. Each base case stress was classified by Fitch as being consistent with a particular rating stress, as determined by reviewing the main worst-loss drivers, the scale of decline during the specific economic period, and the magnitude of worst loss compared to other historical losses. Once a rating level was determined for each base case stress, the base case stress was increased using corresponding multipliers to reflect higher expected losses under higher rating stress scenarios. The multiplier was based on historical asset performance by rating category. For example, to increase a ‘BBB’ rating stress to an ‘AAA’ level, a multiple of two was used. Therefore, if an asset class’s observed worst case loss for a 45-business-day period was 11% and this loss was deemed consistent with a ‘BBB’ rating stress, then an ‘AAA’ level worst loss was estimated at 22% over the 45-day period, assuming no additionally liquidity add on. For ‘A’ rating level base cases, the add-on for an ‘AAA’ is 1.5x. Most base case worst case losses were judged to be ‘BBB’ or ‘A’ rating stresses for purposes of this criteria.

Rating Closed-End Fund Debt and Preferred Stock	21
August 16, 2011

Qualitative Assessment

Calculating base case historical stresses per asset category was only one of a number of factors Fitch considered when determining DFs. Fitch also analyzed the fundamental characteristics of assets, which included an analysis of the asset’s structure (e.g. convertible securities) and information transparency (e.g. liquidity). The asset’s place in the issuer’s capital structure was also analyzed, with assets falling lower in the capital structure typically receiving higher DFs. For example, equities received more conservative DFs compared to bonds. However, this was not always the case; for instance, third-lien secured leveraged loans received lower DFs than unsecured high-yield bonds, primarily due to the relatively poor liquidity associated with such loans. Furthermore, given the importance of robust historical data in determining worst-loss estimates, asset classes that did not include significant periods of stress were afforded little to no credit for the purpose of Fitch’s analysis.

ALL FITCH CREDIT RATINGS ARE SUBJECT TO CERTAIN LIMITATIONS AND DISCLAIMERS. PLEASE READ THESE LIMITATIONS AND DISCLAIMERS BY FOLLOWING THIS LINK: HTTP://FITCHRATINGS.COM/UNDERSTANDINGCREDITRATINGS. IN ADDITION, RATING DEFINITIONS AND THE TERMS OF USE OF SUCH RATINGS ARE AVAILABLE ON THE AGENCY’S PUBLIC WEB SITE AT WWW.FITCHRATINGS.COM. PUBLISHED RATINGS, CRITERIA, AND METHODOLOGIES ARE AVAILABLE FROM THIS SITE AT ALL TIMES. FITCH’S CODE OF CONDUCT, CONFIDENTIALITY, CONFLICTS OF INTEREST, AFFILIATE FIREWALL, COMPLIANCE, AND OTHER RELEVANT POLICIES AND PROCEDURES ARE ALSO AVAILABLE FROM THE CODE OF CONDUCT SECTION OF THIS SITE.

Copyright © 2011 by Fitch, Inc., Fitch Ratings Ltd. and its subsidiaries. One State Street Plaza, NY, NY 10004. Telephone: 1-800-753-4824, (212) 908-0500. Fax: (212) 480-4435. Reproduction or retransmission in whole or in part is prohibited except by permission. All rights reserved. In issuing and maintaining its ratings, Fitch relies on factual information it receives from issuers and underwriters and from other sources Fitch believes to be credible. Fitch conducts a reasonable investigation of the factual information relied upon by it in accordance with its ratings methodology, and obtains reasonable verification of that information from independent sources, to the extent such sources are available for a given security or in a given jurisdiction. The manner of Fitch’s factual investigation and the scope of the third-party verification it obtains will vary depending on the nature of the rated security and its issuer, the requirements and practices in the jurisdiction in which the rated security is offered and sold and/or the issuer is located, the availability and nature of relevant public information, access to the management of the issuer and its advisers, the availability of pre-existing third-party verifications such as audit reports, agreed-upon procedures letters, appraisals, actuarial reports, engineering reports, legal opinions and other reports provided by third parties, the availability of independent and competent third-party verification sources with respect to the particular security or in the particular jurisdiction of the issuer, and a variety of other factors. Users of Fitch’s ratings should understand that neither an enhanced factual investigation nor any third-party verification can ensure that all of the information Fitch relies on in connection with a rating will be accurate and complete. Ultimately, the issuer and its advisers are responsible for the accuracy of the information they provide to Fitch and to the market in offering documents and other reports. In issuing its ratings Fitch must rely on the work of experts, including independent auditors with respect to financial statements and attorneys with respect to legal and tax matters. Further, ratings are inherently forward-looking and embody assumptions and predictions about future events that by their nature cannot be verified as facts. As a result, despite any verification of current facts, ratings can be affected by future events or conditions that were not anticipated at the time a rating was issued or affirmed.

The information in this report is provided “as is” without any representation or warranty of any kind. A Fitch rating is an opinion as to the creditworthiness of a security. This opinion is based on established criteria and methodologies that Fitch is continuously evaluating and updating. Therefore, ratings are the collective work product of Fitch and no individual, or group of individuals, is solely responsible for a rating. The rating does not address the risk of loss due to risks other than credit risk, unless such risk is specifically mentioned. Fitch is not engaged in the offer or sale of any security. All Fitch reports have shared authorship. Individuals identified in a Fitch report were involved in, but are not solely responsible for, the opinions stated therein. The individuals are named for contact purposes only. A report providing a Fitch rating is neither a prospectus nor a substitute for the information assembled, verified and presented to investors by the issuer and its agents in connection with the sale of the securities. Ratings may be changed or withdrawn at anytime for any reason in the sole discretion of Fitch. Fitch does not provide investment advice of any sort. Ratings are not a recommendation to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect to any security. Fitch receives fees from issuers, insurers, guarantors, other obligors, and underwriters for rating securities. Such fees generally vary from US$1,000 to US$750,000 (or the applicable currency equivalent) per issue. In certain cases, Fitch will rate all or a number of issues issued by a particular issuer, or insured or guaranteed by a particular insurer or guarantor, for a single annual fee. Such fees are expected to vary from US$10,000 to US$1,500,000 (or the applicable currency equivalent). The assignment, publication, or dissemination of a rating by Fitch shall not constitute a consent by Fitch to use its name as an expert in connection with any registration statement filed under the United States securities laws, the Financial Services and Markets Act of 2000 of Great Britain, or the securities laws of any particular jurisdiction. Due to the relative efficiency of electronic publishing and distribution, Fitch research may be available to electronic subscribers up to three days earlier than to print subscribers.

Rating Closed-End Fund Debt and Preferred Stock	22
August 16, 2011

MFS Logo Centered in This Box	PROXY CARD FOR MFS California Municipal Fund Proxy for a Special Meeting of Shareholders – August 22, 2012
(shows through window on outbound envelope)

This proxy is solicited on behalf of the Board of Trustees of the Trust.

The signer of this proxy card hereby appoints Mark N. Polebaum, John Corcoran, Christopher R. Bohane, Brian E. Langenfeld, Susan S. Newton and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced MFS California Municipal Fund (the “Trust”), on Friday, August 22, 2012 at 10:30 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record of the Trust’s Municipal Auction Rate Cumulative Preferred Shares on July 2, 2012 will be entitled to vote at the Trust’s Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Trust’s Special Meeting of Shareholders to Be Held on August 22, 2012

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy statement for this meeting is available at: www.proxyonline.com/docs/mfsfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

MFS California Municipal Fund

CONTROL NUMBER
123456789123

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Trust’s Bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc, with Fitch, Inc. as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares.	☐	☐	☐

THANK YOU FOR VOTING

MFS Logo Centered in This Box	PROXY CARD FOR MFS High Yield Municipal Trust Proxy for a Special Meeting of Shareholders – August 22, 2012
(shows through window on outbound envelope)

This proxy is solicited on behalf of the Board of Trustees of the Trust.

The signer of this proxy card hereby appoints Mark N. Polebaum, John Corcoran, Christopher R. Bohane, Brian E. Langenfeld, Susan S. Newton and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced MFS High Yield Municipal Trust (the “Trust”), on Friday, August 22, 2012 at 10:30 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record of the Trust’s Municipal Auction Rate Cumulative Preferred Shares on July 2, 2012 will be entitled to vote at the Trust’s Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Trust’s Special Meeting of Shareholders to Be Held on August 22, 2012

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy statement for this meeting is available at: www.proxyonline.com/docs/mfsfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

MFS High Yield Municipal Trust

CONTROL NUMBER
123456789123

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Trust’s Bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc, with Fitch, Inc. as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares.	☐	☐	☐

THANK YOU FOR VOTING

MFS Logo Centered in This Box	PROXY CARD FOR MFS High Income Municipal Trust Proxy for a Special Meeting of Shareholders – August 22, 2012
(shows through window on outbound envelope)

This proxy is solicited on behalf of the Board of Trustees of the Trust.

The signer of this proxy card hereby appoints Mark N. Polebaum, John Corcoran, Christopher R. Bohane, Brian E. Langenfeld, Susan S. Newton and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced MFS High Income Municipal Trust (the “Trust”), on Friday, August 22, 2012 at 10:30 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record of the Trust’s Municipal Auction Rate Cumulative Preferred Shares on July 2, 2012 will be entitled to vote at the Trust’s Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Trust’s Special Meeting of Shareholders to Be Held on August 22, 2012

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy statement for this meeting is available at: www.proxyonline.com/docs/mfsfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

MFS High Income Municipal Trust

CONTROL NUMBER
123456789123

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Trust’s Bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc, with Fitch, Inc. as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares.	☐	☐	☐

THANK YOU FOR VOTING

MFS Logo Centered in This Box	PROXY CARD FOR MFS Investment Grade Municipal Trust Proxy for a Special Meeting of Shareholders – August 22, 2012
(shows through window on outbound envelope)

This proxy is solicited on behalf of the Board of Trustees of the Trust.

The signer of this proxy card hereby appoints Mark N. Polebaum, John Corcoran, Christopher R. Bohane, Brian E. Langenfeld, Susan S. Newton and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced MFS Investment Grade Municipal Trust (the “Trust”), on Friday, August 22, 2012 at 10:30 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record of the Trust’s Municipal Auction Rate Cumulative Preferred Shares on July 2, 2012 will be entitled to vote at the Trust’s Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Trust’s Special Meeting of Shareholders to Be Held on August 22, 2012

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy statement for this meeting is available at: www.proxyonline.com/docs/mfsfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

MFS Investment Grade Municipal Trust

CONTROL NUMBER
123456789123

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Trust’s Bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc, with Fitch, Inc. as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares.	☐	☐	☐

THANK YOU FOR VOTING

MFS Logo Centered in This Box	PROXY CARD FOR MFS Municipal Income Trust Proxy for a Special Meeting of Shareholders – August 22, 2012
(shows through window on outbound envelope)

This proxy is solicited on behalf of the Board of Trustees of the Trust.

The signer of this proxy card hereby appoints Mark N. Polebaum, John Corcoran, Christopher R. Bohane, Brian E. Langenfeld, Susan S. Newton and Susan A. Pereira, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced MFS Municipal Income Trust (the “Trust”), on Friday, August 22, 2012 at 10:30 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record of the Trust’s Municipal Auction Rate Cumulative Preferred Shares on July 2, 2012 will be entitled to vote at the Trust’s Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Trust’s Special Meeting of Shareholders to Be Held on August 22, 2012

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)

The proxy statement for this meeting is available at: www.proxyonline.com/docs/mfsfunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Shareholder sign here	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

MFS Municipal Income Trust

CONTROL NUMBER
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

	FOR	AGAINST	ABSTAIN
1. To approve the proposed amendments to the Trust’s Bylaws to replace Standard & Poor’s, a division of The McGraw-Hill Companies, Inc, with Fitch, Inc. as a rating agency for the Trust’s Municipal Auction Rate Cumulative Preferred Shares.	☐	☐	☐

THANK YOU FOR VOTING

Five MFS Municipal Closed-End Funds Announce Intention to Conduct Issuer

Tender Offers for Auction Rate Preferred Shares

BOSTON, MA, (July 6, 2012) — MFS Municipal Income Trust (NYSE: MFM), MFS Investment Grade Municipal Trust (NYSE: CXH), MFS California Municipal Fund (NYSE: CCA), MFS High Income Municipal Trust (NYSE: CXE), and MFS High Yield Municipal Trust (NYSE: CMU) today announced that the Board of Trustees of each fund has authorized each fund to conduct a voluntary tender offer for up to 100% of its outstanding auction rate preferred shares (ARPS) at a price equal to 95% of the ARPS’ per share liquidation preference of $25,000, or $23,750 per share, plus any unpaid dividends accrued through the expiration date of the tender offer. The funds expect to announce additional details, including the timing of the tender offers, as soon as practicable.

Each fund’s tender offer will be conditioned upon there being validly tendered and not withdrawn at least 70% of its outstanding ARPS, the successful private placement of new preferred shares, the ARPS Holders approval of an amendment to each fund’s bylaws to replace Standard & Poor’s with Fitch as a rating agency for the ARPS and certain other conditions as will be set forth in each fund’s offer to purchase and related letter of transmittal. Additional terms of each tender offer will be set forth in the fund’s tender offer materials when they are filed and become available. The new preferred shares, if successfully placed, will allow each fund to replace the leverage currently obtained through tendered ARPS with new preferred shares.

This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ARPS of the funds, nor is it a solicitation of any proxy. The funds have not yet commenced any tender offer described in this press release. Upon commencement of a tender offer, the applicable fund will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including an offer to purchase, a related letter of transmittal and other related documents, and the tender offer documents, when available, will be mailed by each fund to holders of the ARPS. A definitive proxy statement, when available, will be mailed by each fund to holders of ARPS on the record date for the special meeting relating to such fund’s proposed amendment to its bylaws as described above. ARPS holders can obtain the tender offer documents and the definitive proxy statement free of charge when they are filed and become available on the Securities and Exchange Commission’s website at www.sec.gov. In addition, each fund will make available to its ARPS holders, without charge, additional copies of the proxy statement, the offer to purchase and related letter of transmittal for such fund. ARPS holders should read these documents and related exhibits for the applicable fund when they are filed and become available as the documents will contain important information about each fund’s tender offer and proxy solicitation.

MFS manages $267.8 billion in assets as of May 31, 2012. The company traces its origins to 1924 and the creation of America’s first mutual fund.

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Statements made in this release that look forward in time, including the timing and expectations for each tender offer and the related issuance of new preferred shares, involve risks and uncertainties. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in a fund’s performance, a general downturn in the economy, competition from other closed-end investment companies, changes in government policy or regulation, inability of a fund’s investment adviser to attract or retain key employees, inability of a fund to implement its investment strategy, inability of a fund to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations, the inability of a fund to negotiate acceptable terms for the new preferred shares and the other risks identified in each fund’s registration statement on Form N-2 and annual shareholder report on Form N-CSR under the heading “Investment objective, principal investment strategies and risks of the fund.”

This release is not a prospectus, circular or representation intended for use in the purchase or sale of fund shares. Shares of the funds are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Shares of the funds involve investment risk, including possible loss of principal. For more complete information about each fund, including risks, charges, and expenses, please see the fund’s annual and semi annual shareholder report.

The funds are closed-end funds. Common shares of the funds are only available for purchase/sale on the NYSE at the current market price, except MFS California Municipal Fund, which is available for purchase/sale on the NYSE/AMEX at the current market price. Common shares may trade at a discount to NAV.

MFS Investment Management

500 Boylston St., Boston, MA 02116

25466.2

Contacts:

MFS Shareholders or Advisors:

Justin Miller, 800-343-2829, ext. 57702

Warren Antler of AST Fund Solutions, the funds’ proxy solicitor and information agent, at 212-400-2605,          wantler@astfundsolutions.com

Media Only:

John Reilly, 617-954-5305, or Dan Flaherty, 617-954-4256